Exhibit 10.1

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

LICENSE AGREEMENT

by and between

ASTRAZENECA AB

and

NEKTAR THERAPEUTICS

DATE:  September 20, 2009

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

This License Agreement (the “Agreement”) is made as of the twentieth (20th) day of September, 2009 (the “Execution Date”), by and between:

(1)	ASTRAZENECA AB, a Swedish corporation with offices at S-151 85 Södertälje, Sweden (“AstraZeneca”); and

(2)	Nektar Therapeutics, a Delaware corporation with offices at 201 Industrial Road, San Carlos, California, USA 94070 (“Nektar”).

Recitals

(A)	WHEREAS, Nektar has developed and owns intellectual property covering a pegylated form of the opioid receptor antagonist naloxol for the treatment and prevention of opioid-induced constipation;

(B)	WHEREAS, Nektar has specialized experience in the pegylation of small molecule compounds;

(C)	WHEREAS, AstraZeneca and its Affiliates have specialized experience in, among other things, the development and commercialization of pharmaceutical compounds worldwide; and

(D)
WHEREAS, Nektar desires to grant a license to AstraZeneca, and AstraZeneca desires to take a license, to develop and commercialize the above-mentioned pharmaceutical compound and related compounds and products, including combination products, in accordance with the terms and conditions set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions

Unless otherwise specifically provided herein, the following terms, when used with a capital letter at the beginning, shall have the following meanings:

1.1.        “[***]” means (a) those Patents described as [***] of this Agreement, (b) any Patents claiming priority from any such Patents, and (c) any foreign equivalents of any of the foregoing.

1.2.        “[***]” means a [***] that has been added to the scope of Licensed Products pursuant to Section 7.4 or 7.10(b), as applicable.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.3.        “Adverse Event” means the development of an undesirable medical condition or the deterioration of a pre-existing medical condition in a patient or clinical investigation subject following or during exposure to or use of a Licensed Product, whether or not considered causally related to the Licensed Product, the exacerbation of any pre-existing condition(s) occurring following or during the use of the Licensed Product, or any other adverse experience or adverse drug experience (as described in the FDA’s Investigational New Drug safety reporting and NDA post-marketing reporting regulations, 21 C.F.R. §§ 312.32 and 314.80, respectively, and any applicable corresponding regulations outside the United States, in each case as may be amended from time to time) occurring following or during exposure to or use of a Licensed Product.  For purposes of this Agreement, “undesirable medical condition” shall include symptoms (e.g., nausea, chest pain), signs (e.g., tachycardia, enlarged liver) or the abnormal results of an investigation (e.g., laboratory findings, electrocardiogram), including unfavorable side effects, toxicity, injury, overdose or sensitivity reactions.

1.4.        “Affiliate” means, with respect to a particular Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person.  “Control” as used in this definition, and, with correlative meanings, the terms “controlled by” and “under common control with”, means the power to direct and control the management or policies of the applicable Person, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, resolution, regulation or otherwise; provided, however, that with respect to MedImmune Ventures, Inc. and any other subsidiary of MedImmune, LLC or MedImmune Limited that is primarily involved in investing in other companies, such subsidiaries shall not be deemed to “Control” any other Person unless, in addition to satisfying the foregoing voting control requirement, such MedImmune subsidiary directly or indirectly owns more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such Person.

1.5.        “Agreement” has the meaning set forth in the preamble.

1.6.        “Ancillary Agreement” means, collectively, any Development Agreement, the Safety Agreement and the Manufacture and Technology Transfer Agreement.

1.7.        “ANDA Act” has the meaning set forth in Section 16.4.

1.8.        “Annual Net Sales” means the aggregate Net Sales made during a given Calendar Year.

1.9.        “Applicable Law” means the applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the Health Authorities, that may be in effect from time to time.

1.10.      “AstraZeneca Party” has the meaning set forth in Section 14.2.

1.11.      “At-Issue Product” has the meaning set forth in Section 7.3.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.12.       “Authorized Generic Version” means, with respect to a particular Licensed Product being sold in a particular country, any other pharmaceutical product that (a) is sold under the Health Registration Approval for such Licensed Product in such country by or under the authority of AstraZeneca or its Affiliate, (b) is sold under a different Trademark than such Licensed Product (as sold by AstraZeneca and it Affiliates), and (c) in the United States, has a National Drug Code (“NDC”) number that differs from the NDC number for such Licensed Product (other than on a temporary basis as may be necessary to launch the second product in the applicable market).  For clarity, an “Authorized Generic Version” is a Licensed Product for all purposes of this Agreement.

1.13.       “AZ Program Data” means any and all documentation, data and other Information  Controlled by AstraZeneca and in tangible form at the time of termination of the Agreement that (a) have been generated in connection with the research or development of [***], and (b) are [***] to enable Nektar to develop (including seeking and obtaining Health Registration Approvals), or [***] to enable Nektar to commercialize, the [***] in the [***] (in the case of a partial termination of this Agreement) or the Territory (in the case of the termination of this Agreement in its entirety), as applicable.

1.14.       “AZ Trigger Event” means, [***], the earlier to occur of (a) [***] and (b) the [***] anniversary of the date of the first written communication by or on behalf of AstraZeneca with the patent office in such country (provided that such date shall be extended to account for unanticipated patent office delays or other events outside of the control of AstraZeneca).   [***].

1.15.       “Bankruptcy Code” means Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States.

1.16.       “Breaching Party” has the meaning set forth in Section 18.5(a).

1.17.       “Calendar Quarter” means each successive period of three (3) calendar months commencing on 1st January, 1st April, 1st July and 1st October.

1.18.       “Calendar Year” means each successive period of twelve (12) calendar months commencing on 1st January.

1.19.       “Change of Corporate Control” means the occurrence of any of the following:

(a)        Nektar enters into a merger, consolidation, stock sale or sale or transfer of all or substantially all of the assets, or other similar transaction or series of transactions with another Person unless, in the case of a merger, consolidation, stock sale, or other similar transaction or series of transactions, following such transaction or transactions, (i) the Persons who were the beneficial owners of the outstanding voting securities of Nektar immediately prior to such transaction beneficially own, directly or indirectly, at least fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or similar governing persons of the corporation or other entity resulting from such transaction (“Successor”), and (ii) at least fifty percent (50%) of the members of the Board of Directors or similar governing body of the Successor were members of the Board of Directors of Nektar at the time of the execution of the initial agreement, or the action of the Board of Directors of Nektar, providing for such transaction.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        any transaction or series of related transactions in which any Person or group of related Persons acquires beneficial ownership of securities of Nektar representing more than [***] of the combined voting power of the then outstanding securities of Nektar.

1.20.        “Combination Product” means a product in form suitable for human, veterinary or agricultural applications that (a) contains a Compound as an active ingredient together with one or more other active ingredients [***], and (b) is sold as a fixed dose combination, including any Opioid Combination Product (but excluding for clarity any Packaged 118 Opioid Products).

1.21.        “Commercial Launch Bonus Milestone” has the meaning set forth in Section 7.10(a)(ii).

1.22.        “Commercially Reasonable Efforts” means, with respect to the research, development, Manufacture or commercialization of a Compound or Licensed Product, as the case may be, conducting such tasks using such efforts and resources that are typically used by AstraZeneca in conducting the same tasks on its own compounds or products with similar commercial and scientific potential at a similar stage in their lifecycle and in a similar therapeutic area, taking into consideration their safety and efficacy, their cost to develop, the competitiveness of alternative compounds and products and the nature and extent of their market exclusivity (including Patent coverage and regulatory exclusivity), the likelihood of Regulatory Approval, their expected profitability, including the amounts of marketing and promotional expenditures with respect to the Licensed Products and Generic Products, and all other factors that are typically taken into consideration by AstraZeneca when determining the level of efforts and resources to apply to such tasks with respect to its own similar compounds or products (as described above).  Commercially Reasonable Efforts shall be determined with respect to a specific market or groups of markets (taking account of effects outside of such markets, if any).  For the avoidance of doubt, the commitment to use “Commercially Reasonable Efforts” shall not preclude (a) the suspension or discontinuance of specific efforts by AstraZeneca with respect to any particular Licensed Product, if such suspension or discontinuance is appropriate and would typically be effected by AstraZeneca with respect to its own similar compounds or products, based on all of the foregoing considerations, and (b) the delay of or decision not to launch commercial sales of the Licensed Product in a given country, if such delay or decision not to launch is appropriate and is consistent with AstraZeneca’s usual actions with respect to a similar product of its own in such circumstances, in each case ((a) and (b)), given all the relevant circumstances and based on all of the foregoing considerations at the time.

1.23.        “Committee” has the meaning set forth in Section 3.4.

1.24.        “Competing Product” has the meaning set forth in Section 4.5(c)(i).

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.25.        “Competing Product IP” has the meaning set forth in Section 4.6.

1.26.        “Competitive Indications” means [***].

1.27.        “Competitive Measurements” has [***].

1.28.        “Complaining Party” has the meaning set forth in Section 18.5(a).

1.29.        “Compound” means (a) NKTR-118, or (b) [***], or (c) [***] or (d) [***].

1.30.         “Confidential Information” of a Party means, subject to Section 11.3, any and all data, results, know-how (including the Licensed Know-How), plans, business information and other Information, whether oral or in writing or in any other form, disclosed before, on or after the date of this Agreement by or on behalf of such Party (or any of its Affiliates) to the other Party (or any of its Affiliates).

1.31.        “Confidentiality Agreement” means that certain Amended and Restated Confidential Disclosure Agreement executed as of August 18, 2009 and made effective as of October 25, 2007 by and between Nektar and AstraZeneca UK Limited.

1.32.        “Control” means, with respect to any item of Information, Patent or Intellectual Property Right, that the applicable Party or its Affiliates owns or has a license under such Information, Patent or Intellectual Property Right and has the legal right to assign, or grant a license, sublicense or other applicable right to or under, such Information, Patent or Intellectual Property Right to the other Party as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

1.33.        “Counterparty” has the meaning set forth in Section 21.4.

1.34.        “Counterparty Affiliate” has the meaning set forth in Section 21.4.

1.35.        “CREATE ACT” has the meaning set forth in Section 15.4.

1.36.        “Cure Period” has the meaning set forth in Section 18.5(a).

1.37.

1.38.        “Delay Event Development Activity” has the meaning [***].

1.39.        “Delay Period” has the meaning [***].

1.40.        “Delay Week” has the meaning [***].

1.41.        “Development Agreement” has the meaning set forth in Section 6.5.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.42.        “Development Plan” has the meaning set forth in Section 6.2.

1.43.        [***].

1.44.        “Disclosing Party” has the meaning set forth in Section 11.2.

1.45.        “Dispute” has the meaning set forth in Section 19.1.

1.46.        “Distributor” has the meaning set forth in Section 4.3.

1.47.        “Effective Date” has the meaning set forth in Section 18.2.

1.48.        “Embodiments of Intellectual Property” has the meaning set forth in Section 18.18.

1.49.        “EMEA” means the European Medicines Agency, and any successor agency thereto.

1.50.        “End of Phase II Meeting” has the meaning set forth in Section 6.7(e).

1.51.        “Enforcing Party” has the meaning set forth in Section 16.5.

1.52.        “[***]” means the earlier of:  (a) the date [***] following the [***], and (b) the date on which AstraZeneca (after discussion with the JPT) [***] as set forth in Section 6.2.

1.53.        “Europe” means the European Economic Area as it may be constituted from time to time.

1.54.        “Excluded Know-How” means any Information that relates to Compounds or Licensed Products or their manufacture or use and is licensed or acquired by Nektar or its Affiliate from a Third Party after the Effective Date rights to which AstraZeneca rejects pursuant to Section 9.3.

1.55.        “Excluded Patents” means any Patent rights that claim or cover Compounds or Licensed Products or their manufacture or use and are licensed or acquired by Nektar or its Affiliate from a Third Party after the Effective Date and which AstraZeneca rejects pursuant to Section 9.3(c).

1.56.        “Excluded Sublicensee” means a Sublicensee for which AstraZeneca has elected pursuant to Section 7.6(a) to compensate Nektar as provided in Section 7.6(c) of this Agreement.

1.57.        “Execution Date” has the meaning set forth in the preamble.

1.58.        “Executives” means, (a) with respect to AstraZeneca, the President and CEO of AstraZeneca AB and (b) with respect to Nektar, the CEO of Nektar.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.59.        “Existing Product” means the Stand-Alone Product containing NKTR-118 that was the subject of the clinical trial under protocol number [***].

1.60.        “Existing Publications” has the meaning set forth in Section 6.9(a).

1.61.        “Existing Reversion Product” means any Reversion Product that is or has been the subject of clinical development or commercialization, as such Reversion Product [***].

1.62.        “Exploit” means to make, have made, import, use, sell, or offer for sale, including to research, develop, register, modify, enhance, improve, Manufacture, have Manufactured, hold/keep (whether for disposal or otherwise), formulate, optimize, have used, export, transport, distribute, promote, market or have sold or otherwise dispose or offer to dispose of, a product or process.

1.63.        “Exploitation” means the act of Exploiting a product or process.

1.64.        “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.65.        “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. 301, et. seq., as it may be amended from time to time, and the rules, regulations, guidances, guidelines, and requirements promulgated or issued thereunder.

1.66.        “Field Infringement” has the meaning set forth in Section 16.2(a).

1.67.        “First Commercial Sale” means the first sale for monetary value for use or consumption by the general public of a Licensed Product in any country in the Territory after Health Registration Approval for such Licensed Product has been obtained in such country.  For the avoidance of doubt, sales prior to receipt of all Health Registration Approvals necessary to commence regular commercial sales, such as so-called “treatment IND sales”, “named patient sales” and “compassionate use sales”, shall not be construed as a First Commercial Sale.

1.68.        “First Enforcing Party” has the meaning set forth in Section 16.3.

1.69.        “Force Majeure” has the meaning set forth in Section 22.1(a).

1.70.        “Force Majeure Party” means a Party prevented or delayed in its performance under this Agreement by an event of Force Majeure.

1.71.        “Generic Product” means, with respect to a Licensed Product, a product sold by a Third Party that (a) contains a Compound as an active ingredient, and (b) has been approved for sales introduction into interstate commerce by reference to such Licensed Product pursuant to (i) Section 505(b)(2) or Section 505(j) of the FFDCA (21 U.S.C. 355(b)(2) and 21 U.S.C. 355(j), respectively), (ii) Articles 10(1), 10(2), 10(3), 10(4) or 10a of Directive 2001/83/EC of the European Parliament and of the Council of 6 November 2001 on the Community code relating to medicinal products for human use, each as amended, or (iii) any similar approval in any country, which similar approval is based on reference to the Health Registration Approval for such Licensed Product in such country and a demonstration of bio-equivalence or similarity to such Licensed Product, but excluding for clarity all Licensed Products, including Opioid Combination Products and Authorized Generic Versions, sold by AstraZeneca, its Affiliates, Sublicensees and Distributors.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.72.        “Good Manufacturing Practice” or “cGMP” means applicable current good manufacturing practices for pharmaceutical products (and components thereof) as described in regulations promulgated by the applicable Health Authority, as amended from time to time.

1.73.        “Grant-Back Patents” has the meaning set forth in Section 18.12(a).

1.74.        “Health Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise having legal authority with respect to the Exploitation of Compounds or Licensed Products in the Territory.

1.75.        “Health Registration Approval” means, with respect to a country in the Territory, any and all approvals, licenses, registrations or authorizations of any Health Authority necessary to commercially distribute, sell and market a Licensed Product in such country, including, where applicable, (a) pricing or reimbursement approval in such country, (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto), (c) labeling approval and (d) technical, medical and scientific licenses.

1.76.        “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.77.        “HSR Filing” has the meaning set forth in Section 18.1.

1.78.        “Improvement” means any invention, discovery, development or modification with respect to a Compound or Licensed Product or directly relating to the Exploitation thereof, whether or not patented or patentable, that is conceived, reduced to practice, discovered, developed or otherwise made at any time during the Term, including any enhancement in the efficiency, operation, Manufacture, ingredients, preparation, presentation, formulation, means of delivery or dosage of such Compound or Licensed Product, any discovery or development of any new or expanded indications for such Compound or Licensed Product, any discovery or development that improves the stability, safety or efficacy of such Compound or Licensed Product, or any discovery or development of new Compounds.

1.79.        “Included Sublicensees” means a Sublicensees for which AstraZeneca has elected pursuant to Section 7.6(a) to compensate Nektar as provided in Section 7.6(b) (by including in the calculation of royalties based on Net Sales the sales of Licensed Products by such Sublicensee).

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.80.        “IND” means an investigational new drug application filed with the FDA for authorization to commence human clinical trials in the U.S., and its equivalent in other countries or regulatory jurisdictions in the Territory.

1.81.        “Indemnification Claim Notice” has the meaning set forth in Section 14.3.

1.82.        “Indemnified Party” means a Party, its Affiliates or its or their respective directors, officers, employees, agents, partners and shareholders seeking to recover a Loss under Section 14.1 or 14.2.

1.83.        “Indemnifying Party” means a Party from whom recovery of a Loss is sought under Section 14.1 or 14.2.

1.84.        “Indirect Taxes” means value added taxes, sales taxes, consumption taxes and other similar taxes.

1.85.        “Information” means all technical, scientific, business and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results, laboratory notes and notebooks, and other material, including: high-throughput screening, gene expression, genomics, proteomics and other drug discovery and development technology; formulation; biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols; assays and biological methodology; Manufacturing and quality control procedures and data, including test procedures; and synthesis, purification and isolation techniques, (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed, and any products, apparatuses, cultures, biological materials and other materials and compositions, but excluding the Regulatory Documentation.

1.86.        “Infringement Suit” has the meaning set forth in Section 17.3.

1.87.        “Initial Phase III Program” has the meaning set forth in Section 6.3.

1.88.        “Intellectual Property Rights” means trademarks, service marks, trade secrets, trade names, registered designs, design rights, copyrights (including rights in computer software), domain names, database rights and any rights or property similar to any of the foregoing (other than Patents) in any part of the world, whether registered or not, together with the right to apply for the registration of any such rights.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.89.        “Invalidity Action” has the meaning set forth in Section 17.2(a).

1.90.        “IP” has the meaning set forth in Section 18.18(a).

1.91.        “Joint Know-How” has the meaning set forth in Section 9.4.

1.92.        “Joint Patents” has the meaning set forth in Section 9.4.

1.93.        “Joint Project Team” or “JPT” has the meaning set forth in Section 3.2(a).

1.94.        “Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.1(a).

1.95.        “Knowledge” means [***].

1.96.        “Lead Product” means either (a) the Existing Product, or (b) a modified version of the Existing Product created or developed by AstraZeneca, its Affiliates or Sublicensees in the course of its development activities contemplated in Section 6.3 [***].

1.97.        “Legal Matter” means any dispute regarding the rights or obligations of a Party that arise out of or relate to the existence, negotiation, validity, formation, interpretation, breach, performance or application of this Agreement or any Ancillary Agreement.

1.98.        “Licensed Know-How” means all Information (including any applicable Improvements) that (a) is Controlled by Nektar or its Affiliates as of the Execution Date or at any time until the end of the Term, and (b) is necessary or useful for, or is otherwise directly related to, the Exploitation of the Compounds or the Licensed Products, but excluding the Excluded Know-How and any Information that is related exclusively to Nektar’s or its Affiliates’ proprietary compounds other than the Compounds.

1.99.        “Licensed Patents” means (a) the Licensed Product Patents, or (b) the Nektar Technology Patents.

1.100.      “Licensed Product Patents” means (a) all the Patents set forth in Schedule 1 or Schedule 2 of Exhibit E of this Agreement and (b) any other Patent(s) that (i) is Controlled by Nektar or its Affiliates as of the Execution Date or at any time thereafter until the end of the Term, (ii) has one or more claims that cover specifically one or more Compounds or Licensed Products, and (iii) is determined, pursuant to Section 15.1(a)(i), to be a Licensed Product Patent.

1.101.      “Licensed Product” means any (a) Stand-Alone Product containing NKTR-118, (b) Opioid Combination Product, (c) Packaged 118 Opioid Product, or (d) Added Product.  When the phrase “each Licensed Product” is used herein, Licensed Products (including Combination Products) that: (i) are [***], (ii) have the same [***] and (iii) have the same [***] shall be considered to be the same Licensed Product.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.102.        “Losses” means any and all direct or indirect liabilities, damages, losses or expenses, including interest, penalties, and reasonable lawyers’ fees and disbursements.

1.103.        “Major Commercial Market” means [***].

1.104.        “Major European Market” means [***].

1.105.        “Manufacture” and “Manufacturing” means, with respect to a product or compound, the synthesis, manufacturing, processing, formulating, packaging, labeling, holding and quality control testing of such product or compound.

1.106.        “Manufacture and Technology Transfer Agreement” or “MTTA” has the meaning set forth in Section 8.2(b).

1.107.        “Manufacturing Law” has the meaning set forth in Section 8.1(a).

1.108.        “[***]” means any pharmaceutical product that contains as an active ingredient a [***] that exerts its primary pharmacological activity by binding to a [***].  The term “[***]” shall not include, with respect to AstraZeneca, the Licensed Products, or, with respect to Nektar, Reversion Products in Terminated Countries.

1.109.        “NDA Acceptance Bonus Milestone” has the meaning [***].

1.110.        “Nektar Party” has the meaning set forth in Section 14.1.

1.111.        “Nektar Technology” means all Information that relates to Nektar’s pegylation and other polymer conjugation platform technology generally, including [***] to a small molecule.  For clarity, the Nektar Technology shall not include any Information that relates specifically to the Compounds or the Licensed Products.

1.112.        “Nektar Technology Patents” means any Patents, other than the Licensed Product Patents, that (a) are Controlled by Nektar or its Affiliates as of the Execution Date or at any time thereafter until the end of the Term, and (b) claim or cover Information that is necessary or reasonably useful for the Exploitation of Compounds or the Licensed Products, but excluding (i) the Excluded Patents and (ii) any other Patents to the extent relating exclusively to Nektar’s or its Affiliates’ proprietary compounds other than the Compounds.

1.113.        “Nektar Technology Within LPP Patents” has the meaning set forth in Section 15.1(a)(iii).

1.114.        “Net Sales” means [***].

1.115.        “New Patentable Licensed Know-How” has the meaning set forth in Section 15.1(a)(i).

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

1.116.        “NKTR-118” means the compound set forth on Exhibit F of this Agreement.

1.117.        “Non-Field Infringement” has the meaning set forth in Section 16.2(a).

1.118.        “Non-Terminated Country” has the meaning set forth in Section 18.6(b).

1.119.        “Offset Amount” has the meaning set forth in Section 16.7.

1.120.        “Opioid Combination Product” means a product that contains as the sole active ingredients (a) one or more opiates or opioids (but excluding any such [***], which [***], in a [***] with (b) NKTR-118, but excluding for clarity all Packaged 118 Opioid Products.

1.121.        “Orange Book Listable Patent” has the meaning set forth in Section 15.6(a).

1.122.        “Other Publication” means any public publication (including in abstracts, scientific posters, and other similar public presentations) that is not a Product Publication and that (a) incorporates, references, or discloses Information with respect to the Nektar Technology, whether such Information relates to activities conducted prior to, on, or following the Effective Date and (b) is likely (due to such publication) to have an adverse effect on the Exploitation of the Licensed Products; provided, however, that such public presentation shall not constitute an Other Publication as a result of the inclusion of Information with respect to which Nektar is bound by obligations of confidentiality to any Third Party.

1.123.        “Packaged 118 Opioid Product” means a product that contains (a) one or more opiates or opioids (but excluding any such [***], that is combined in a [***] or other similar packaging with (b) a Stand-Alone Product containing NKTR-118 in a [***], in the aggregate as the [***], and where such product is sold at a single invoiced price (that is, there is not [***] for the components in (a) and (b) above of the product).  Each Packaged 118 Opioid Product shall be a Licensed Product and shall be treated as a Stand-Alone Product that contains NKTR-118 for all purposes under this Agreement; provided, however, that calculations of Net Sales of Packaged 118 Opioid Products for all purposes under this Agreement, including applicable ceilings and thresholds, shall be subject to the adjustment in Section 7.3.

1.124.        “Party” means either AstraZeneca or Nektar and “Parties” means both AstraZeneca and Nektar.

1.125.        “Patents” means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection, or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any such foregoing patent applications and patents.

EXECUTION VERSION

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1.126.        “Patent Exclusivity List” has the meaning set forth in Section 15.6(b).

1.127.        “Patent Family” means, with respect to a given country, one or more Licensed Product Patents that claim their priority dates from the same Patent.

1.128.        “Patent Working Group” has the meaning set forth in Section 3.3(b).

1.129.        “Payments” has the meaning set forth in Section 7.17(a).

1.130.        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.131.        “Phase III Clinical Trial” means a pivotal, multi-center, human clinical trial (or set of trials, if required by a Health Authority) to be conducted in a number of patients estimated to be sufficient to primarily establish efficacy of a Licensed Product for the Primary Indication, or any other claimed major medical indication and at a standard suitable to obtain a Health Registration Approval in the United States or a Major European Market (excluding dose ranging studies).  A Phase III Clinical Trial shall also include any well-controlled study (or studies) intended to provide the substantial evidence of efficacy necessary to support the filing of an approvable Health Registration Approval (such as a combined Phase II/Phase III study, or any Phase III study in lieu of a Phase II study), whether or not such study is a traditional Phase III study.  A Phase III Clinical Trial shall be deemed to have commenced when the first patient is dosed in such Phase III Clinical Trial.

1.132.        “Post-Termination Control Agreements” has the meaning set forth in Section 18.11.

1.133.        “Primary Indication” means prevention or treatment of opioid-induced or opiate-induced constipation.

1.134.        “Product Publication” means any public publication (including in abstracts, scientific posters, and other similar public presentations) that incorporates or otherwise discloses any Information (a) contained in any Regulatory Documentation relating primarily to a Compound, Licensed Product or Reserved Product, or (b) related directly to the Exploitation of any Compound, Licensed Product or Reserved Product, including any study data relating to such products, in each case, ((a) or (b)), whether such Information relates to activities conducted prior to, on, or following the Effective Date.

EXECUTION VERSION

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1.135.        “Prohibition Period” has the meaning set forth in Section 21.5.

1.136.        “Prosecute” has the meaning set forth in Section 15.1(a)(ii).

1.137.        “Prosecuting Party” means the Party having the right to Prosecute the relevant Patent.

1.138.        “Publication” has the meaning set forth in Section 6.9.

1.139.        “Receiving Party” has the meaning set forth in Section 11.2.

1.140.        “Regulatory Documentation” means all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from Health Authorities (including minutes and official contact reports relating to any communications with any Health Authority) and all supporting documents and all clinical studies and tests, relating to any Compounds or Licensed Products, and all data contained in any of the foregoing, including all investigational new drug applications, Health Registration Approvals, regulatory drug lists, advertising and promotion documents, adverse event files and complaint files.

1.141.        “Regulatory Reason” has the meaning set forth in Section 18.4(a).

1.142.        “Reserved Product” means (a) a [***] other than NKTR-118, or (b) a [***] other than an Opioid Combination Product.

1.143.        “Restricted Information” has the meaning set forth in Section 11.1.

1.144.        “Reversion Products” means all Licensed Products that contain (a) NKTR-118 as the sole active ingredient, or (b) NKTR-118 and one or more generic opioids or opiates, as the sole active ingredients; and excluding (for clarity) any other Licensed Products.

1.145.        “Review Period” has the meaning set forth in Section 18.4(a).

1.146.        “ROW” means all countries in the Territory other than the United States.

1.147.        “Safety Agreement” has the meaning set forth in Section 10.1.

1.148.        “Safety Reasons” has the meaning set forth in Section 18.4(a).

1.149.        “Second Enforcing Party” has the meaning set forth in Section 16.3.

1.150.        “Stand-Alone Product” means any product in a form suitable for human, veterinary or agricultural applications that contains a Compound as the sole active ingredient.

EXECUTION VERSION

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1.151.        “Standard Sales Price” shall mean,  with respect to a product and a country, the wholesale acquisition cost (in the case of product sold in the United States) or the ex-manufacturing price (in the case of product sold outside the United States), as such terms are commonly understood in the pharmaceutical industry, for such product in such country, where such price is the price at which product is sold to wholesalers or other direct customers in such country before giving effect to any prompt payment or other discounts.

1.152.        “Statement” has the meaning set forth in Section 18.4(a).

1.153.        “Subject Party” has the meaning set forth in Section 21.4.

1.154.        “Sublicensee” has the meaning set forth in Section 4.2.

1.155.        “Sublicense Income” has the meaning set forth in Section 7.6(c).

1.156.        “Substitute Compound” has the meaning set forth in Section 7.10(b).

1.157.        “Target Product Profile” means the actual “target product profile” for the Existing Product as set forth in the Development Plan, as provided in Section 6.2.

1.158.        “Term” has the meaning set forth in Section 18.2.

1.159.        “Terminated Country” has the meaning set forth in Section 18.6(b).

1.160.        “Termination Notice” has the meaning set forth in Section 18.5(a).

1.161.        “Territory” means all countries in the world, excluding all Terminated Countries.

1.162.        “Third Party” means any Person not including the Parties, the Parties’ respective Affiliates or Sublicensees.

1.163.        “Third Party Claim” has the meaning set forth in Section 14.1.

1.164.        “Third Party Infringing Activities” has the meaning set forth in Section 16.1.

1.165.        “TPP Reason” has the meaning set forth in Section 18.4(a).

1.166.        “Trademark” means any word, name, symbol, color, designation or device or any combination thereof for use in the course of trade, including any domain name, trademark, trade dress, brand mark, trade name, brand name, logo or business symbol used by AstraZeneca in connection with the Compounds or Licensed Products.

1.167.        “Transition Agreement” has the meaning set forth in Section 18.12.

EXECUTION VERSION

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1.168.     “United States” or “U.S.” means the United States of America, including its territories, possessions and Puerto Rico.

1.169.     “Valid Claim” means, with respect to a Licensed Product in a particular country, any claim of a Licensed Patent that specifically or generically claims (x) the Compound included in such Licensed Product as a composition of matter, or (y) a method of treatment or other use of a Compound for one or more indications for which Health Registration Approval has been received for a Licensed Product in such country, and either:

(a)        with respect to a granted and unexpired Licensed Patent in such country, that (i) has not been held permanently revoked, unenforceable or invalid by a final decision of a court or other governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or

(b)        with respect to a pending Licensed Patent application, that was filed and is being prosecuted in good faith and has not been [***] without the possibility of [***] of the application, provided that such claim [***] for more than [***] years.

2.	Construction

Except where the context requires otherwise, whenever used the singular includes the plural, the plural includes the singular, the use of any gender is applicable to all genders and the word “or” has the inclusive meaning represented by the phrase “and/or”.  Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days.  The headings of this Agreement are for convenience of reference only and do not define, describe, extend or limit the scope or intent of this Agreement or the scope or intent of any provision contained in this Agreement.  The term “including” or “includes” as used in this Agreement means “including without limitation” and shall not be interpreted to limit the generality of any description preceding such term.  The wording of this Agreement shall be deemed to be the wording mutually chosen by the Parties and no rule of strict construction shall be applied against any Party.

3.	Governance.

3.1.        Joint Steering Committee.

(a)        Formation and Responsibilities.  As of the Effective Date, the Parties have established a joint steering committee (the “Joint Steering Committee” or “JSC”), which shall have the following responsibilities:  (i) overseeing at a high level the work of the JPT, and periodically receiving reports and other information submitted by the JPT; (ii) resolving all disputes referred to the JSC by the JPT; and (iii) making such other decisions as may be delegated to the JSC pursuant to this Agreement or by written agreement of the Parties.

EXECUTION VERSION

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(b)          Membership.  Each Party shall designate, in its sole discretion, [***] employees to serve as members of the JSC, each with the requisite experience and seniority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JSC.  No member of the JSC may also serve on the JPT.  Nektar and AstraZeneca shall designate their respective initial members of the JSC within [***] after the Effective Date.  Each Party may invite non-voting representatives (up to [***] non-voting representatives) to attend JSC meetings; provided that such Party provides advance notice to the other Party of such attendance.

(c)          Decision-Making and Dispute Resolution.  The members of the JSC shall use reasonable efforts to reach agreement on all matters.  If, despite such efforts, agreement on a particular matter cannot be reached by the JSC within [***] after the JSC first considers such matter (or such shorter time as may be reasonable in the circumstances), then the chair of the JSC shall have the right to make the final decision with regard to the disputed matter following good faith consideration of Nektar’s comments.  Notwithstanding the foregoing:

(i)        disputes regarding whether AstraZeneca’s efforts to meet its diligence obligations with respect to development, regulatory or commercial matters constitute Commercially Reasonable Efforts shall not be subject to the foregoing decision-making and shall be resolved pursuant to the procedures set forth in Section 18.5(b);

(ii)       disputes arising out of matters within the jurisdiction of the Patent Working Group shall be resolved pursuant to the procedures set forth in Article 15;

(iii)      disputes regarding the interpretation or an alleged breach of this Agreement (other than any dispute described in clause (i)) shall be resolved pursuant to expedited arbitration pursuant to Section 19.3;

(iv)      the JSC, and the chair of the JSC, shall not have any authority to amend, modify or waive the provisions of this Agreement; and

(v)       no final decision by the chair of the JSC without the consent of Nektar or Nektar’s representative on the JSC shall be made that has the effect of materially increasing the obligations of Nektar or of reducing Nektar’s rights under this Agreement or any Ancillary Agreement.

3.2.         Joint Project Team.

(a)        Formation and Responsibilities.  As of the Effective Date, the Parties have established a joint project team (the “Joint Project Team” or “JPT”), which (x) shall oversee, coordinate and expedite the development of the Licensed Products in the Territory and the submission of applications for Health Registration Approvals and other regulatory submissions for Licensed Products in the Territory and shall facilitate the flow of information with respect to development activities being conducted for the Licensed Products and clinical studies in support of Health Registration Approvals for the Licensed Products in the Territory; and (y) shall serve as a forum for facilitating the flow of information with respect to commercialization of Licensed Products in the Territory.  Specifically, the JPT shall have the following responsibilities:

EXECUTION VERSION

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(i)        reviewing and adopting the Development Plan and updates and amendments thereto;

(ii)        reviewing data, reports or other information submitted by AstraZeneca with respect to development activities conducted by or on behalf of AstraZeneca pursuant to Section 6.8 or otherwise, and discussing such data, reports and other information and reviewing the overall progress of Licensed Product development by or on behalf of AstraZeneca (or its Affiliates or Sublicensees);

(iii)       facilitating the exchange of information and data between the Parties with respect to the commercialization of Licensed Product in the Territory (as expressly required under other terms of this Agreement), and conducting high-level discussion of such exchanged information and data;

(iv)        making such other decisions as may be delegated to the JPT pursuant to this Agreement or by written agreement of the Parties;

(v)         establishing and overseeing the Patent Working Group pursuant to Section 3.3(b); and

(vi)        establishing other working groups to implement the foregoing responsibilities, which working groups shall have such responsibilities, and be comprised of such number of employees from each of the Parties with such expertise and seniority, as the JPT may direct from time to time, supervising and directing the activities of such working groups and accepting reports and recommendations from such working groups.

(b)         Membership.  Each Party shall designate, in its sole discretion, such number of employees as it reasonably determines (which number shall be at least [***] and no more than [***]), each with the requisite experience and seniority to make decisions on behalf of the Parties with respect to issues falling within the jurisdiction of the JPT.  Nektar and AstraZeneca shall designate their respective initial members of the JPT within [***] after the Effective Date.

(c)         Decision-Making and Dispute Resolution.  The members of the JPT shall use reasonable efforts to reach agreement on all matters.  If, despite such efforts, agreement on a particular matter within the jurisdiction of the JPT cannot be reached by the JPT within [***] after the JPT first considers such matter (or such shorter period as may be reasonable in the circumstances), then (i) if the matter is a material one, the JPT shall refer the disputed matter to the JSC for resolution, or (ii) if the matter is not a material one, the chair of the JPT shall have the right to make the final decision with regard to the disputed matter following good faith consideration of Nektar’s comments.  The JPT shall not have any authority to amend, modify or waive the provisions of this Agreement.

EXECUTION VERSION

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3.3.        Working Groups

(a)         In General.  The JPT may delegate specific matters or types of matters within its jurisdiction to working groups, the composition of which shall be determined by the JPT; provided, however, that unless the Parties otherwise agree, each working group shall include (unless otherwise agreed by the JPT) [***] representatives from each Party.  Each working group shall operate pursuant to procedures to be defined by the JPT in establishing such working group.  Each working group shall make recommendations to the JPT with respect to the matters delegated to such working group, and shall use reasonable efforts to have such recommendations reflect consensus of the Parties whenever possible.

(b)         Patent Working Group.  Within [***] after the Effective Date, the Parties shall cause their respective members on the JPT to establish a working group to coordinate and direct, in accordance with Article 15, the Prosecution of Licensed Patents and Joint Patents (the “Patent Working Group”), which working group shall include [***] internal patent counsel representing each Party, and shall include such additional representatives of each Party with appropriate expertise and authority as reasonably required for the Patent Working Group to conduct its role and exercise its authority efficiently and effectively.

3.4.        General Provisions Governing Committees.  The following general provisions shall govern the conduct of the JSC, JPT and any working groups the JSC or JPT may establish from time to time under this Agreement (each, including the JSC and the JPT, a “Committee”), except as otherwise expressly provided elsewhere in this Agreement or as agreed to by the Parties in writing:

(a)         Chair; Membership.  One of AstraZeneca’s representatives shall be designated by AstraZeneca as the chair of each Committee.  Each Party shall have the right at any time to substitute qualified individuals, on a permanent or temporary basis, for any of its previously designated representatives to each Committee, by giving written notice to the other Party.

(b)         Meetings.

(i)        Schedule of Meetings; Agenda.  Each Committee shall establish a schedule of times for regular meetings.  In addition, the chair of each Committee may convene a special meeting of the Committee with at least [***] written or email notice to the members of the Committee if such meeting is to be conducted in person (and if Nektar reasonably objects to such date due to a conflicting obligation, the chair will make good faith efforts to offer another date that will accommodate Nektar’s schedule, but in no event shall the chair be obligated to delay such meeting for more than [***] additional [***]), and with at least [***] written or email notice if such meeting is to be conducted by teleconference, and shall prepare and circulate to each Committee member an agenda for each meeting not later than [***] prior to such meeting.  Notwithstanding the foregoing, (A) notice of any such special meeting or receipt of such agenda may be waived in writing at any time, either before, during or after such meeting, and (B) attendance of any member at a meeting shall constitute a valid waiver of notice of any such special meeting or receipt of such agenda from such member, unless such member attends the meeting for the express purpose of objecting to the failure to provide valid notice or an agenda.  Regular and special meetings of the Committee may be held in person or by teleconference or videoconference.  The chair of the Committee shall determine the location of each regular and special meeting; provided that the location of meetings to be held in person shall alternate between sites designated by each Party.

EXECUTION VERSION

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(ii)        Quorum; Voting; Decisions.  A Committee shall have the right to adopt such standing rules as shall be necessary for its work to the extent that such rules are not inconsistent with this Agreement.  A quorum of a Committee shall exist whenever there is present at a meeting at least [***] appointed by each Party.  Members of a Committee may attend a meeting either in person or by telephone, video conference or similar means in which each participant can hear what is said by, and be heard by, the other participants (with any written presentations by either Party provided by electronic means in advance of or simultaneously with such meeting to the participants of the other Party).  Representation by proxy shall be allowed.  A Committee shall take action by consensus of the members present at a meeting at which a quorum exists, with, subject to the final decision-making authority of the chair of the JSC and the JPT, respectively, as set forth in Section 3.1(c) and Section 3.2(c), each Party having [***] irrespective of the number of representatives of such Party in attendance or by a written resolution signed by at least [***] appointed by each Party.  Reasonable numbers of employees of either Party that are not members of a Committee may attend any meeting of such Committee; provided, however, that such attendees (A) shall not vote or otherwise participate in the decision-making process of such Committee and (B) are bound by obligations of confidentiality and non-disclosure equivalent to those set forth in Article 11.

(iii)        Minutes.  Each Committee shall keep minutes of its meetings that record in reasonable detail all decisions and all actions recommended or taken.  Drafts of the minutes shall be prepared and circulated to Committee members promptly after the meeting, and the Parties shall alternate responsibility for the preparation and circulation of the draft minutes.  Each Committee member shall have the opportunity to provide comments on the draft minutes, which comments shall be provided to all Committee members as soon as practicable after circulation of the draft minutes.  The minutes shall be deemed approved upon the approval of such minutes by at least [***] appointed by each Party, provided that minutes for such meeting may reflect a lack of consensus on an issue-by-issue basis, the person(s) responsible for resolving such matter and by what date such matter shall be resolved.  Upon approval, final minutes shall be circulated to the members of the Committee by the chair.

(iv)        Expenses.  Each Party shall bear all costs of its representatives on a Committee related to their participation on the Committee and attendance at Committee meetings.

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(c)          Limitations on Authority.  Each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.  No committee shall have the power to amend, modify or waive compliance with this Agreement.

(d)          Interactions Between Committees and Internal Teams.  The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement.  Each Committee shall establish procedures to facilitate communications between such Committee and the relevant internal committee, team or board of each of the Parties in order to maximize the efficiency of such Committee and the performance of the Parties of their obligations under this Agreement, including by requiring appropriate members of such Committee to be available at reasonable times and places and upon reasonable prior notice for making appropriate oral reports to, and responding to reasonable inquiries from, the relevant internal committee, team or board.

(e)          Nektar’s Membership in Committees.  Nektar’s membership in any Committee shall be [***], for the sole purpose of participation in governance, decision-making, and information exchange with respect to activities within the jurisdiction of such Committee.  [***] in any or all of the Committees [***] prior written notice to AstraZeneca, which notice shall be effective as to the relevant Committee upon the expiration of such [***] period (and for the avoidance of doubt, following such [***], Nektar and AstraZeneca shall each continue to be required to perform its respective obligations pursuant to this Agreement).  Following the issuance of such notice for a given Committee, (i) Nektar’s membership in such Committee shall be [***] (and AstraZeneca may [***] such Committee), (ii) Nektar shall not have the right to [***] therein, and (iii) Nektar shall have the right to continue to [***] it would otherwise be entitled to receive under the Agreement.

(i)        [***] of JSC.  If the JSC is [***] pursuant to this Section 3.4(e) or Section 21.3, then any dispute that would have been elevated to the JSC for resolution shall be elevated directly to the Executives for resolution pursuant to Section 19.1, and if such executives are unable to resolve the dispute, AstraZeneca’s executive officer shall have the right to make the final decision with regard to such disputed matter; provided, however, that AstraZeneca’s executive officer shall make such decision in good faith after reasonably considering Nektar’s comments on such matter and in a manner consistent with the applicable then-current Development Plan.  For the avoidance of doubt, disputes regarding whether AstraZeneca’s efforts meet its development diligence obligations shall be resolved pursuant to the procedures set forth in Section 18.5(b).

(ii)        [***] of JPT.  If the JPT is [***] pursuant to this Section 3.4(e) or Section 21.3, then any dispute that would have been considered by the JPT shall be elevated directly to the JSC and the information that each Party is obligated to provide to the JPT pursuant to Section 6.8 shall be provided directly to the other Party.

EXECUTION VERSION

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4.	Grant of Rights

4.1.        License Grants to AstraZeneca.  Subject to the terms and conditions of this Agreement, Nektar hereby grants to AstraZeneca:

(a)        an exclusive (including with regard to Nektar and its Affiliates), perpetual (subject to termination under the terms of this Agreement), right and license in the Territory, with the right to grant sublicenses pursuant to Section 4.2, under Nektar’s and its Affiliates’ rights, titles, and interests in and to the Licensed Patents, the Licensed Know-How, the Joint Patents and the Joint Know-How solely to Exploit the Compounds and Licensed Products for all purposes; provided, however, that Nektar shall retain, subject to Article 9, the non-exclusive right solely to perform its responsibilities under this Agreement or any Ancillary Agreement.

(b)        an exclusive (including with regard to Nektar and its Affiliates), perpetual (subject to termination under the terms of this Agreement), right and license and right of reference in the Territory, with the right to grant sublicenses pursuant to Section 4.2, under Nektar’s and its Affiliates’ rights, titles and interests in and to the Regulatory Documentation and the Health Registration Approvals, to the extent not assigned pursuant to Section 4.9, to Exploit the Compounds and Licensed Products for all purposes; provided, however, that Nektar shall retain, subject to Article 9, the non-exclusive right solely to perform its responsibilities under this Agreement or any Ancillary Agreement.

(c)        an exclusive (including with regard to Nektar and its Affiliates), perpetual (subject to termination under the terms of this Agreement), right and license in the Territory, without the right to grant sublicenses, under Nektar’s and its Affiliates’ rights, titles, and interests in and to the Licensed Patents, the Licensed Know-How, the Joint Patents and the Joint Know-How solely to Exploit the Reserved Products (including the Compound(s) therein) for all purposes.

4.2.        Sublicenses.  AstraZeneca shall have the right to grant sublicenses, through multiple tiers of sublicensees, under the licenses granted in Section 4.1(a) and (b), to its Affiliates and to any other Person.  Where AstraZeneca grants a sublicense to a Person that is not an Affiliate of AstraZeneca, and such Person is not a Distributor or a Third Party to which AstraZeneca or its Affiliates grants sublicense to sell Generic Products by AstraZeneca, such Person shall be a “Sublicensee” for purposes of this Agreement.  In the event AstraZeneca desires to grant a sublicense in the [***] or any country within a [***], AstraZeneca shall conduct such sublicensing efforts using such efforts and resources that are typically used by AstraZeneca, and consistent with its typical standards, in connection with evaluating and negotiating sublicensing transactions for its own compounds or products with similar commercial potential at a similar stage in their lifecycle.  AstraZeneca shall ensure that all Persons to which it grants sublicenses comply with all applicable terms and conditions of this Agreement, and AstraZeneca shall be responsible for any failure of any such sublicensee to comply with such terms or conditions, with the further understanding that any action or omission by any such sublicensee that, if committed by AstraZeneca would be a breach of this Agreement (with respect to those country(ies) in which such sublicensee is sublicensed), will be deemed a breach by AstraZeneca of this Agreement (with respect to those country(ies) in which such sublicensee is sublicensed) for which AstraZeneca is responsible.

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.3.        Distributorships.  AstraZeneca and its Affiliates shall have the right, in their sole discretion, to appoint any other Persons, in the Territory or in any country of the Territory, to distribute, market and sell the Licensed Products, including Authorized Generic Versions, (with or without packaging rights, but excluding in any case any rights to make Licensed Product), solely in circumstances where the Person purchases its entire requirements of Licensed Products from AstraZeneca or its Affiliates, but does not otherwise make any royalty or other payment to AstraZeneca with respect to its intellectual property rights.  Where AstraZeneca or its Affiliates appoints such a Person in compliance with the foregoing and such Person is not an Affiliate of AstraZeneca, that Person shall be a “Distributor” for purposes of this Agreement.  For clarity, AstraZeneca and any of its Affiliates shall have the right, in its sole discretion, to appoint one of its Affiliates to distribute, market and sell the Licensed Products in the Territory, but any Affiliates so appointed shall not be included in the term “Distributor” for purposes of this Agreement.  The term “packaging rights” in this Section 4.3 means the right for the Distributor to package Licensed Products supplied in unpackaged bulk form into individual ready-for-sale packs.  For clarity, any and all amounts paid by any Distributor to AstraZeneca or its Affiliate for such distribution appointment with respect to the Licensed Product and the sale of the Licensed Products to the Distributor shall be deemed to be included in the calculation of Net Sales.

4.4.        Co-Promotion Rights.  For the avoidance of doubt, AstraZeneca and its Affiliates shall have the right, in their sole discretion, to co-promote the Licensed Products with any other Person(s), or to appoint one or more Third Parties to promote the Licensed Products without AstraZeneca in all or any part of the Territory.  Nothing in this Section 4.4 shall be construed to modify the definition of Distributor or Sublicensee, and it is understood and agreed that any such Third Party that promotes or co-promotes Licensed Products may also be a Distributor or Sublicensee, as the case may be, if such definition is satisfied.

4.5.        Covenants

(a)        Patent Filings.  To the extent Applicable Law permits Nektar to conduct research and development activities with respect to Compounds, Licensed Products or Reserved Products notwithstanding the exclusive licenses grants to AstraZeneca under Section 4.1, Nektar agrees that neither it nor its Affiliates shall file any Patent applications based on any inventions conceived or reduced to practice in connection with such research and development activities without the prior written consent of AstraZeneca.  Nothing contained in this Section 4.5(a) is in derogation of any provision of Section 4.5(c).

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)         Covenants of AstraZeneca.  AstraZeneca covenants and agrees that it and its Affiliates and Sublicensees shall not [***].

(c)          Non-Compete.  During the period prior to the [***] of the earlier to occur of (x) [***] of the first Licensed Product in the [***] or (y) the First Commercial Sale [***], each Party covenants that it and its Affiliates shall not:

(i)        conduct any [***] of a [***] for any [***], or market or sell any [***] labeled for use in any [***] (each such product, a “Competing Product”); provided that the foregoing shall not be interpreted to prevent the [***] for use in an [***] other than a [***], whether or not such [***] includes one or more [***] (as such terms is defined below);

(ii)       conduct any [***] of a [***] for an [***] other than the [***] with a [***] that includes as an [***] any [***], provided that the foregoing shall not prevent the Party from [***] that the [***] or the [***] requires or directs be collected, or that the Party reasonably believes would be required, in order to [***] the [***] with, or obtain [***] for, [***] for an [***] other than a [***];

(iii)      affirmatively use any [***] in marketing or promoting a [***] (except to the extent required by Applicable Law);

(iv)      conduct any activity with, for the benefit of, or sponsored by, any Third Party, which activity would constitute a violation of clauses (i), (ii) or (iii) if it were conducted by such Party solely on its own behalf; or

(v)       knowingly grant any license or other rights to any Third Party to utilize any intellectual property Controlled by such Party or its Affiliates (including any Licensed Patents, Licensed Know-How, Joint Patents or Joint Know-How) for the express purpose of enabling such Third Party to conduct an activity which would constitute a violation of clauses (i), (ii) or (iii) if it were conducted by such Party solely on its own behalf;

(vi)      provided, however, that in no event shall a Party or its Affiliates be restricted under this Section 4.5(c) from using a [***] (other than, in the case of Nektar, the Licensed Products or the Reserved Products) as a [***] of a product that is not a Competing Product, even if such [***] is for the [***] or would require the collection of [***].

The Parties acknowledge that all restrictions contained in this Section 4.5(c) are reasonable, valid and necessary for the adequate protection of the Licensed Product business and that the Parties would not have entered into this Agreement without the protection afforded to them by this Section 4.5(c).

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)        No Conflicting Grant of Rights.  Nektar shall not, and shall cause its Affiliates not to, assign or transfer any of its rights, title or interests in or to the Licensed Patents, Licensed Know-How, Joint Patents, Joint Know-How or Health Registration Approvals to any Third Party, except to a Person that is an assignee of Nektar of this Agreement pursuant to an assignment permitted under Section 21.1.  Nektar shall not, and shall cause its Affiliates not to, grant any license or other rights or interests in the Licensed Patents, Licensed Know-How, Joint Patents, Joint Know-How or Health Registration Approvals to any Person that are within the scope of the licenses granted to AstraZeneca under Section 4.1 of this Agreement.

4.6.        Right of First Negotiation.  Prior to out-licensing or selling, assigning or transferring the results of any research or pre-clinical development conducted, by or on behalf of Nektar during the term of the non-compete covenant in Section 4.5(c), with respect to Competing Products other than Licensed Products or Reserved Products (or any Intellectual Property Rights with respect to such results) (collectively, the “Competing Product IP”), Nektar shall notify AstraZeneca in writing and AstraZeneca shall have [***] in which to respond and, if applicable, [***].  Provided that Nektar has given AstraZeneca such notice, Nektar may [***] regarding the terms of a possible agreement regarding such Competing Product IP to Exploit such Competing Products, provided that Nektar shall not enter into any such agreement except as provided in the following sentence.  If either (a) AstraZeneca does not respond to Nektar’s notice with an intention of interest within the [***] or (b) the Parties are unable to execute a definitive agreement [***], then, provided that in each case ((a) and (b)) the non-compete covenant in Section 4.5(c) either does not cover the rights being licensed or is no longer applicable, Nektar shall thereafter be free to enter into such an agreement with a Third Party.  For clarity, nothing in the foregoing prevents Nektar (or its Affiliate) from negotiating and granting licenses under its Competing Product IP for uses other than with respect to a Competing Product, Reserved Product, Compound or Licensed Product.

4.7.        Exclusivity Term.  The exclusive nature of AstraZeneca’s license rights granted by Section 4.1 shall expire with respect to each separate Licensed Product, on a country-by-country basis, on the date when AstraZeneca’s obligation to pay royalties with respect to such Licensed Product pursuant to Section 7.9 expires in the applicable country.  Upon such expiry of the exclusivity of AstraZeneca’s license rights with respect to a Licensed Product in a country, AstraZeneca’s license rights with respect to such Licensed Product in such country shall become non-exclusive, fully paid-up, perpetual and irrevocable, and the Net Sales of such Licensed Product in such country shall be excluded from the royalty calculations in Sections 7.2, 7.4, 7.5 and 7.10(b) (including the thresholds and ceilings) and the milestones in Section 7.1 that are based on Annual Net Sales.  AstraZeneca and its Affiliates and Sublicensees shall be allowed to continue Exploiting such Licensed Product and using all Licensed Know-How and Joint Know-How in connection therewith on a non-exclusive basis in such country with no further consideration to Nektar with respect to such activities.  Upon expiration of such exclusivity with respect to all Licensed Products then being commercialized in the applicable country, all the license rights granted to AstraZeneca shall automatically become non-exclusive, fully-paid, perpetual licenses rights in such country, and all license exclusivity under Section 4.1 shall terminate except that for any Licensed Product that is in active human clinical development by AstraZeneca or its Affiliate at the time of such expiration, such license exclusivity shall continue for so long as AstraZeneca or its Affiliate continues in good faith to actively develop or commercialize such Licensed Product.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.8.        License Limitations; Retained Rights.  AstraZeneca and its Affiliates and Sublicensees shall not intentionally use or practice any Licensed Know-How or Licensed Patents in a manner that would constitute misappropriate or infringement thereof, except to the extent permitted under the license rights expressly granted under Section 4.1 of this Agreement.  Without limiting the foregoing, AstraZeneca and its Affiliates and Sublicensees shall not intentionally use or practice any Licensed Know-How or Licensed Patents, knowing that such use or practice would constitute misappropriate or infringement thereof, to discover, research, develop, make, use or sell any pegylated or other polymer conjugated compound other than a Compound or Licensed Product.  Notwithstanding the foregoing two sentences, the covenants therein shall not apply to MedImmune, LLC, MedImmune Limited or any direct or indirect subsidiaries of MedImmune, LLC or MedImmune Limited.  Notwithstanding the rights granted to AstraZeneca in Section 4.1, Nektar and its Affiliates retain the exclusive rights under all their respective technology and Intellectual Property Rights to conduct discovery, research, clinical trials and other development, to manufacture and use, and to promote, market, offer for sale and sell all pegylated or other polymer conjugated compounds other than Compounds, and to license Third Parties to do the same, throughout the world, but subject to the restrictions in Section 4.5(c).

4.9.        Assignment of Regulatory Documentation.  Nektar hereby assigns to AstraZeneca all of its rights, titles and interests in and to all Regulatory Documentation, including, to the extent permitted by Applicable Law, all Health Registration Approvals, owned or Controlled by Nektar as of the Effective Date and from time to time during the Term.  Nektar shall duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary under, or as AstraZeneca may reasonably request in connection with, or to carry out more effectively the purpose of, or to better assure and confirm unto AstraZeneca its rights under, this Section 4.9.

5.	Confirmatory Patent Licenses

Nektar shall if reasonably requested to do so by AstraZeneca promptly enter into confirmatory license agreements in the form or substantially the form set out in Exhibit C for purposes of recording the licenses granted under this Agreement with such Patent Offices in the Territory as AstraZeneca considers reasonably necessary, including to avoid disclosure of this Agreement.  As between the Parties, regardless of whether any required confirmatory licenses are executed, the Parties’ respective rights and obligations in respect of the Licensed Patents shall be as set forth under this Agreement.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.	Development and Commercialization.

6.1.        Ongoing Development.  As of the Effective Date, Nektar has conducted or is conducting certain clinical studies for the Existing Product.  The Parties acknowledge and agree that additional development will be required to obtain Health Registration Approval for the Existing Product for the Primary Indication in the Territory.

6.2.        Development Plan.  The Parties agree that AstraZeneca shall prepare and finalize, in consultation and discussion with the JPT, its actual development plan governing the development of the Existing Product for the Primary Indication, and the filing of Regulatory Documentation (including Health Registration Approvals) in connection therewith (the “Development Plan”), no later than [***].  Such initial Development Plan shall reflect AstraZeneca’s good faith plan of the activities required to develop the Existing Product for the Primary Indication in a manner that is consistent with its diligence obligations hereunder.  The Development Plan shall include a Target Product Profile developed by AstraZeneca in good faith.  AstraZeneca may but shall not be required to modify the Development Plan with respect to the development of the Existing Product or other Licensed Products in one or more countries from time to time, and shall discuss such proposed modifications with the JPT.  From time to time, either Party may propose to the JPT for review any proposed amendments to the Development Plan.   Nektar shall have the right and opportunity to review and comment upon all proposed updates or amendments to the Development Plan through its representatives on the JPT (and the JSC, as applicable).

6.3.        AstraZeneca Development.  Except as otherwise expressly provided in any Ancillary Agreement, AstraZeneca shall have the sole right and (subject to Section 6.4) responsibility, at its sole expense (which, for clarity, shall not include any costs incurred by Nektar prior to the Effective Date), to develop the Compounds and the Licensed Products and (subject to the other applicable terms of this Agreement) the Reserved Products.  Whether or not AstraZeneca elects to modify the Development Plan, AstraZeneca shall keep Nektar reasonably apprised of its anticipated development activities through Nektar’s representatives on the JPT (and the JSC, as applicable) as set forth in Section 6.8.  AstraZeneca covenants that it shall use Commercially Reasonable Efforts to conduct and complete the development activities contained in the initial Development Plan (the “Initial Phase III Program”), as such program may be modified by AstraZeneca in its reports to the JPT pursuant to Section 6.8, subject only to the following provisions of this Section 6.3.  The Parties anticipate that [***] required to obtain FDA approval of the Lead Product for the Primary Indication.  Notwithstanding the foregoing, it is understood that:  (a) AstraZeneca may discontinue immediately all or part of the Initial Phase III Program, including any clinical trial included therein, at any time for any Safety Reason, TPP Reason or Regulatory Reason, and (b) AstraZeneca may modify the Initial Phase III Program from time to time as it deems appropriate, in good faith, in the interest of securing FDA approval for the Lead Product for the Primary Indication for the United States or other Health Registration Approvals, which modifications shall be discussed with the JPT as provided in Sections 3.2(a) and 6.8.  The Parties acknowledge that any timelines or estimates with respect to timing included in the Development Plan are for informational purposes only.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.4.        Diligence Obligations.

(a)        Development Diligence.  AstraZeneca shall use Commercially Reasonable Efforts at its own cost and expense to develop the Lead Product and an Opioid Combination Product as necessary to obtain, and to seek to obtain, Health Registration Approvals therefor for use in humans in the Territory for the Primary Indication.

(b)        Commercialization.  AstraZeneca shall use Commercially Reasonable Efforts to promote, market, sell and otherwise commercialize Licensed Products for use in humans in the Territory for indications for which AstraZeneca (or its Affiliate or Sublicensee) has obtained Health Registration Approval for such Licensed Products.

It is expressly agreed that, to the extent that failure by Nektar (or, if applicable, its Affiliate) to perform its respective obligations under this Agreement or any Ancillary Agreement, including the information disclosure requirements pursuant to Section 6.10 or the supply of Licensed Product pursuant to Article 8, impedes or prevents AstraZeneca’s ability to conduct specific development or commercialization activities with respect to the applicable Licensed Product, then AstraZeneca shall not be deemed in breach of its obligations under Section 6.4(a) or (b) or Section 6.3 (as applicable) with respect to the Initial Phase III Program due to AstraZeneca’s inability to conduct such specific activities, so long as AstraZeneca otherwise continues to use Commercially Reasonable Efforts to proceed with development and (if applicable) commercialization of the applicable Licensed Products to the extent it is able to do so (notwithstanding such failure by Nektar (or its Affiliate)).  Further, the Parties acknowledge and agree that nothing in Section 6.4(a) or Section 6.3 (as applicable) is intended, or shall be construed, to require AstraZeneca to develop any specific Licensed Product other than the Lead Product and at least one Opioid Combination Product.  Other than its obligations set forth in Section 6.3 and this Section 6.4, AstraZeneca shall have no other obligation, express or implied, to Exploit the Licensed Products.

6.5.        Development by Nektar.  If AstraZeneca desires Nektar to perform any development activities with respect to the Licensed Products, AstraZeneca shall notify Nektar in writing of the specific activities requested, and the Parties then shall negotiate reasonably and in good faith a development agreement pursuant to which Nektar would undertake and be responsible for conducting such development activities (as set forth in such agreement), subject to reimbursement by AstraZeneca at Nektar’s then-current rates (any such agreement, a “Development Agreement”).  It is understood that, other than the obligation to transfer the Licensed Know-How and provide AstraZeneca with reasonable assistance with respect thereto pursuant to Section 6.10, Nektar has no obligation to conduct any development activities with respect to Licensed Products except pursuant to the terms of an agreed and executed Development Agreement, and further that Nektar is not obligated to enter into any such Development Agreement except on commercially reasonable terms acceptable to Nektar that do not materially impede or interfere with its other business activities and commitments.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.6.        Acknowledgment Regarding AstraZeneca’s Other Business Activities.  Nektar acknowledges that AstraZeneca is in the business of researching, developing, manufacturing and selling small molecule, macromolecule and biologics products and, except as set forth in Section 4.5(c), nothing in this Agreement shall be construed as restricting such business or imposing on AstraZeneca a duty to market or sell and exploit the Licensed Products to the exclusion of, or in preference to, any other product or process, or in any way other than in accordance with its normal commercial practices and that of its Affiliates, provided that AstraZeneca in doing so complies with its obligations to use Commercially Reasonable Efforts to develop and commercialize Licensed Products as provided in Section 6.3 and Section 6.4 (as applicable).

6.7.        Regulatory Matters.

(a)        In General.  AstraZeneca shall have the sole right and (subject to Section 6.4) responsibility, at its sole expense, to submit all applications for Health Registration Approval and make all other submissions with Health Authorities and to otherwise seek all Health Registration Approvals for Licensed Products in the Territory, as well as to conduct all correspondence and communications with Health Authorities regarding such matters.  Without limitation of the reporting requirements in Section 6.8, AstraZeneca shall keep Nektar reasonably informed of submissions for Health Registration Approval in the [***], or to the [***] or in any [***] and the status and progress of such submissions.

(b)        Opportunity to Comment on Regulatory Submissions.  AstraZeneca shall provide Nektar with an opportunity to review and comment upon any applications for Health Registration Approval for the [***] and for the [***], in each case, for the [***], prior to the anticipated date of such submissions.  AstraZeneca shall reasonably consider Nektar’s comments with respect to such submissions in good faith.

(c)        Written Communications with FDA.  AstraZeneca shall promptly provide Nektar with copies of all material written or electronic communications received by it or its Affiliates from, or forwarded or submitted by it or its Affiliates to, the Health Authorities within the United States with respect to any Licensed Product (provided that AstraZeneca may redact any portions relating to aspects of any Combination Product that are proprietary to AstraZeneca, its Affiliates or any Third Party including any proprietary compounds or any other proprietary technology of AstraZeneca, its Affiliates or any Third Party).  Such material communications shall be provided by AstraZeneca to Nektar [***] of such receipt or forwarding.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)        Meetings with FDA.  To the extent practicable, AstraZeneca shall [***] with prior written or email notice of all meetings, conferences and discussions that are scheduled with the FDA regarding any Licensed Product [***] after AstraZeneca or its Affiliate first receives notice of the scheduling of such meeting, conference or discussion (or within such shorter period as may be practicable and necessary in order to give Nektar a [***] to attend such meetings, conferences and discussions).  For clarity, AstraZeneca shall not have any obligation to give Nektar the opportunity to attend meetings, conferences and discussions with the FDA that are [***], but shall use reasonable efforts to give Nektar notice as soon as practicable (whether prior to or after such meetings, conferences or discussions) of such meetings, conferences and discussions, if material.  Subject to the confidentiality provisions set forth under Article 11, and to the extent permitted by the FDA, Nektar shall be entitled to have [***].  The number of representatives and the identities of such representatives to be present at any such meeting, conference or discussion shall be determined by AstraZeneca in its good faith judgment, based solely upon considerations relating to conducting an effective interaction with the FDA.  AstraZeneca shall not be required to account for the schedules of the Nektar representatives in scheduling such meetings, conferences or discussions except to the extent that AstraZeneca is requiring the attendance of certain Nektar representatives, in which case AstraZeneca shall conduct such scheduling reasonably and in good faith.  AstraZeneca shall promptly forward to Nektar copies of all meeting minutes and summaries of all such meetings, conferences and discussions with the FDA.

(e)        End of Phase II Meeting.  AstraZeneca shall involve Nektar in the development of the agenda and the preparation of materials to be submitted to FDA for the end of Phase II meeting with FDA relating to the Existing Product (the “End of Phase II Meeting”), and shall provide Nektar with an opportunity to review and comment upon the agenda and materials prior to their submission to FDA.  [***].  AstraZeneca shall reasonably consider Nektar’s comments with respect to such submission in good faith.  Subject to Nektar’s right to have [***], the number of Nektar representatives and the identities of such representatives to be present at such meeting shall be determined by AstraZeneca in its good faith judgment, based solely upon considerations relating to conducting an effective interaction with the FDA, but provided that [***].  AstraZeneca shall provide Nektar with an opportunity to reasonably review any materials to be submitted to FDA in response to the End of Phase II Meeting, and shall reasonably consider Nektar’s comments with respect to any such submission in good faith.

6.8.        Reporting.

(a)        FDA and EMEA Activities.  At each JPT meeting (but not more than once per [***]), AstraZeneca’s members on the JPT will provide a report to the JPT of the development activities conducted on Compounds and Licensed Products relating to generating data intended to be used in filing for Health Registration Approvals by the FDA or the European Commission since the last meeting (including the filing of INDs with the FDA, the EMEA or Health Registration Authorities in any Major European Market), a reasonable summary of the results of such activities and progress of such development, which report is not required to be in writing.  In addition, AstraZeneca shall provide Nektar with [***] written report on such development activities, which report shall contain (i) a summary of the development activities planned to be conducted in the next [***] and (ii) sufficient detail to enable the JPT to assess AstraZeneca’s progress with respect to development activities that have been conducted [***] and compliance with its diligence obligations in Sections 6.3 and 6.4, including:  (A) AstraZeneca’s, or its Sublicensees’ or its Affiliates’ activities with respect to seeking and achieving Health Registration Approvals, and (B) clinical study results and other results of such development activities.  In addition, AstraZeneca shall notify Nektar of the filing or approval of any application for Health Registration Approval for a Licensed Product or major supplements or amendments thereto with or by the FDA, the EMEA or the European Commission, no later than [***] after the filing or approval thereof in the [***], and no later than [***]after the filing or approval thereof [***] or the [***].  AstraZeneca shall have no obligation to provide a translation of any such application for Health Registration Approval (if there are any applications for Health Registration Approval in languages other than English) unless AstraZeneca has made such a translation for its own internal review.

EXECUTION VERSION

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        Other Development Activities.  At least once every [***], AstraZeneca shall also provide to the JPT a high-level report (which shall not be required to be in writing) of any development and regulatory efforts by AstraZeneca, its Affiliates and Sublicensees relating to Licensed Products in the Territory, other than those efforts already reported to the JPT under Section 6.8(a).  In addition, AstraZeneca shall notify Nektar of the filing and approval of any application for Health Registration Approval for a Licensed Product or major supplements or amendments thereto with or by any Health Authority other than the FDA or the EMEA no later than [***] after such filing or approval.  AstraZeneca shall have no obligation to provide a translation of any such application for Health Registration Approval (if there are any applications for Health Registration Approval in languages other than English) unless AstraZeneca has made such a translation for its own internal review.

(c)        Commercialization.  Commencing as of the first Health Registration Approval for a Licensed Product in the Territory, at each JPT meeting (but not more than once per [***]), AstraZeneca’s members on the JPT shall provide an update to the JPT regarding AstraZeneca’s general commercialization efforts relating to Licensed Products in the United States and the Major Commercial Markets since the last meeting (but in the case of the Major Commercial Markets, only to the extent such information is reasonably available to AstraZeneca’s JPT members from such Major Commercial Markets at the time of such JPT meeting).  The update shall generally describe, for each such country and Licensed Product, AstraZeneca’s level of commercial efforts (such as prescription, sales, and promotion data), marketing strategy and plans for future commercialization efforts, but such update shall not require AstraZeneca to include information deemed to constitute highly proprietary or competitively sensitive marketing strategy or related information and is not required to be in writing.  Commencing as of the first Health Registration Approval for a Licensed Product in the Territory, AstraZeneca shall provide Nektar with [***] written report on such commercialization activities, which report shall contain (i) a general summary of the commercialization activities planned to be conducted in the [***], and (ii) a high-level report of its commercialization efforts relating to Licensed Products in the Territory outside of the United States and the Major Commercial Markets, if there are any such efforts to report.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

6.9.        Publications and Presentations. Nektar acknowledges that scientific publications relating to Compounds, Licensed Products and Reserved Products must be properly monitored to prevent any material adverse effect from premature publication of results of the research and development activities with respect to any of the foregoing.  Accordingly, Nektar shall and shall cause its Affiliates to comply with Section 6.9(a) with respect to any publication or other public presentation or disclosure to a Third Party of any Product Publication or Other Publication (each, a “Publication”).

(a)        Review Process.  Prior to disclosing any Publication, Nektar shall provide AstraZeneca with a written copy of the proposed Publication at least [***] prior to the scheduled date of publication, presentation, submission, or disclosure (unless the material is an abstract, scientific poster or presentation, in which case Nektar shall provide AstraZeneca with a written copy of the proposed Publication at least [***] prior to the scheduled date of publication, presentation, submission, or disclosure).  Nektar shall not publish or otherwise publicly disclose the proposed Product Publication prior to consideration thereof by AstraZeneca, which consideration must be conducted by AstraZeneca [***] receipt by AstraZeneca, and Nektar shall consider in good faith any comments offered with respect thereto by AstraZeneca, including with respect to any proposed deletions of Confidential Information of AstraZeneca, Restricted Information, or patentable Information.  With respect to any such Product Publication, the Parties shall endeavor to come to agreement on the content of such Product Publications and if the Parties are unable to come to agreement on such content, then AstraZeneca shall have the right to (i) require that Nektar remove from such Publication Confidential Information of AstraZeneca or Restricted Information and (ii) approve the content of such Publication, provided that such approval shall not be unreasonably withheld and that in making such decision AstraZeneca shall reasonably consider Nektar’s comments and AstraZeneca’s Publication policies, as such policies are modified from time to time by AstraZeneca.  With respect to Other Publications, Nektar shall [***] any comments offered with respect thereto provided by AstraZeneca [***] of its receipt of the proposed Other Publication, including with respect to any proposed deletions of Confidential Information of AstraZeneca, Restricted Information, or patentable Information.  Following such [***] of AstraZeneca’s comments, Nektar may publish any Other Publications.  The Parties acknowledge that as of the Execution Date, Nektar is planning to disclose or otherwise publish the Publications identified on Exhibit G (the “Existing Publications”).  Notwithstanding the general procedures set forth in this Section 6.9(a), but subject to the right of AstraZeneca to require that Nektar remove from the applicable Publication Confidential Information of AstraZeneca or Restricted Information, AstraZeneca agrees that, following advance disclosure to AstraZeneca of such Publications as set forth in this Section 6.9(a) and good faith consideration of AstraZeneca’s comments thereto, Nektar may publish the [***].  Nothing in the foregoing shall prevent, or be interpreted to prevent, Nektar from making such public disclosures as are required by Applicable Law or the requirements of any stock exchange on which Nektar’s securities are listed.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        AZ Publication Policy.  Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall preclude AstraZeneca or any of its Affiliates from complying with AstraZeneca’s publication policies with respect to the development and other activities contemplated by this Agreement, as such policies are modified from time to time by AstraZeneca in any respect or manner, provided that the foregoing shall not permit AstraZeneca to disclose any confidential [***] without Nektar’s written consent.

6.10.      Information Disclosure; Assistance.

(a)        Nektar shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to AstraZeneca, in whatever form AstraZeneca may reasonably request (provided that [***] any Information from its current form to any such requested form), Regulatory Documentation and all Licensed Know-How and Joint Know-How relating directly to or reasonably needed for AstraZeneca to develop or otherwise Exploit the Licensed Products that AstraZeneca is, at the applicable time, intending to Exploit (which, as of the Effective Date, include the Existing Product and an Opioid Combination Product), immediately after the Effective Date to the extent covering existing Information and not disclosed to AstraZeneca already (but excluding manufacturing-related Information covered by Section 8.2), and thereafter promptly upon the earlier of the development, making, conception or reduction to practice of each such Regulatory Documentation, Licensed Know-How or Joint Know-How; provided, however, that the foregoing shall not be construed to relieve AstraZeneca from any payment obligation under this Agreement or the Manufacturing and Technology Transfer Agreement, which the Parties agree will provide that AstraZeneca shall bear certain technology transfer costs incurred by Nektar thereunder.

(b)        Except as set forth in Section 8.2 with respect to all activities under the Manufacture and Technology Transfer Agreement, Nektar, without additional compensation, shall provide AstraZeneca with reasonable assistance to the extent required in order to transfer the Licensed Know-How to AstraZeneca in a timely manner as needed for AstraZeneca to Exploit the Existing Product and at least one Opioid Combination Product.  Without prejudice to the generality of the foregoing, if [***] are reasonably required by AstraZeneca for purposes of transferring such Licensed Know-How to AstraZeneca or for purposes of AstraZeneca acquiring expertise on the practical application of the Licensed Know-How or assisting on issues arising during such Exploitation (and other than the transfer contemplated under the MTTA), Nektar shall [***] appropriate representatives to AstraZeneca’s facilities, [***].  The Parties contemplate that the Manufacturing and Technology Transfer Agreement shall include more detailed provisions regarding technology transfer related to the Manufacture of the Existing Product, which provisions shall be without limitation of the general obligation set forth in this Section 6.10(b).

(c)        Nektar shall maintain, or cause to be maintained, accurate records of its development and other activities directly related to Compounds, Licensed Products and Reversion Products under this Agreement and any Ancillary Agreement in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of its activities hereunder, which shall record only such activities and shall not include or be commingled with records of activities outside the scope of this Agreement, and which shall be retained by Nektar for [***] after the termination of this Agreement, or for such longer period as may be required by Applicable Law.  AstraZeneca shall have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)        AstraZeneca shall maintain, and shall cause its Affiliates and Sublicensees to maintain, accurate records of all development activities under this Agreement and any Ancillary Agreement directly related to development of Licensed Products in such detail as typically recorded by AstraZeneca for its own similar products, and which shall be retained by AstraZeneca for at least [***] the termination of this Agreement, or for such longer period as may be required by Applicable Law.

7.            Consideration

7.1.        Milestone Payments.  In partial consideration of the licenses and other rights granted by Nektar to AstraZeneca under this Agreement, AstraZeneca shall pay Nektar in readily available funds the following payments following achievement of the applicable milestone events by AstraZeneca or its Affiliate or Included Sublicensee (which payments are non-creditable and non-refundable):

(a)        a payment of One Hundred Twenty-Five Million U.S. Dollars ($125,000,000) within [***] following the Effective Date, [***] of which the Parties acknowledge and agree is reimbursement of Nektar’s past research and development expenses with respect to the Licensed Products (but, for clarity, which expenses are not reimbursable unless and until such payment becomes due under this Agreement following the Effective Date);

(b)        with respect to the Stand-Alone Products containing NKTR-118 (which, for clarity, include the Packaged 118 Opioid Product, but not Opioid Combination Products, which are addressed in Section 7.1(c)):

 (i)       a payment of [***] (subject to Section 7.10(a)) within [***];

 (ii)      a payment of [***] (subject to Section 7.10(a)) within [***];

(iii)      a payment of [***];

(iv)      a payment of [***];

 (v)      a payment of [***];

(vi)      a payment of [***];

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

  (vii)       a payment of [***];

 (viii)       a payment of [***];

(ix)       a payment of [***];

No payment in this Section 7.1(b) shall be made more than once irrespective of the number of Stand-Alone Products that have achieved the milestone events set forth in this Section 7.1(b), or the number of countries in which such milestone events have been achieved.

(c)        with respect to [***] to achieve the following events:

 (i)       a payment of [***];

(ii)       a payment of [***];

   (iii)       a payment of [***];

  (iv)        a payment of [***];

   (v)        a payment of [***];

  (vi)        a payment of [***]; and

 (vii)        a payment of [***].

It is expressly understood that the milestone payments set forth in this subsection (c) above shall be made with respect to [***] to meet any of the trigger events in this subsection, but no payment in this Section 7.1(c) will be made more than [***] irrespective of the number of [***] that have achieved the milestone events set forth in this Section 7.1 after such [***] of any particular milestone event, or the number of countries in which such milestone events have been achieved.

(d)        Adjustment of Sales Milestone Payments.  With respect to any milestone event in Sections 7.1(b)(v)-(ix) achieved by [***] containing [***] (which for clarity include [***]), or a milestone event in Sections 7.1(c)(iii)-(vii) achieved by an [***], if during the Calendar Year in which such milestone event was achieved there were [***] selling the applicable Licensed Product(s) that achieved such milestone event, then the milestone payment payable for such milestone event shall be reduced by an amount equal to [***].

7.2.       Royalties.  In addition to the foregoing payments, AstraZeneca shall pay Nektar the royalties set forth below.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)        [***].  Subject to Section 7.7, AstraZeneca shall pay Nektar the following royalties with respect to all [***] containing [***] (which for clarity include the [***] (but subject to applicable adjustments as provided in Section 7.3)):

 (i)        on the Net Sales of [***] containing [***] in the [***] (but excluding the Net Sales of such product by an [***]) as follows:

(A)       [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that are [***];

(B)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that equal or exceed [***];

(C)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that equal or exceed [***];

(D)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that equal or exceed [***]; and

(E)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that equal or exceed [***];

(ii)        on the Net Sales of all [***] containing [***] in the [***] (but excluding the Net Sales of such product by an [***]) as follows:

(A)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that are less than [***];

(B)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that [***] are less than [***];

(C)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that [***] but are less than [***];

(D)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that [***] but are less than [***]; and

(E)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] in the [***] during a Calendar Year that equal or exceed [***].

(b)        [***] Products.  Subject to Sections 7.3 and 7.7, AstraZeneca shall pay Nektar the following royalties with respect to each [***] Product:

 (i)        on the Net Sales of each [***] Product in the United States (but excluding the Net Sales of such product by an [***]) as follows:

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(A)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the United States during a Calendar Year that are less than [***];

(B)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the United States during a Calendar Year that [***] but are less than [***];

(C)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the United States during a Calendar Year that equal or exceed [***] but are less than [***];

(D)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the United States during a Calendar Year that equal or exceed [***] but are less than [***];

(E)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the United States during a Calendar Year that equal or exceed [***];

(ii)        on the Net Sales of each [***] Product in the [***] (but excluding the Net Sales of such product by an Excluded Sublicensee) as follows:

(A)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the [***] during a Calendar Year that are less than [***];

(B)        [***]of Net Sales for that portion of aggregate Net Sales of such [***] Product in the [***] during a Calendar Year that equal or exceed [***] but are less than [***];

(C)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the [***] during a Calendar Year that equal or exceed [***] but are less than [***];

(D)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the [***] during a Calendar Year that equal or exceed [***] but are less than [***]; and

(E)        [***] of Net Sales for that portion of aggregate Net Sales of such [***] Product in the [***] during a Calendar Year that [***].

The calculation of royalties under this Section 7.2 shall be [***].

7.3.        [***].  With respect to [***] Products and [***] Products (in each case, an “[***]”), the Net Sales based on sales of any such [***] Product in a given country or territory to be used for purposes of determining whether the sales milestones in Section 7.1(c) (in the case of [***] Products) or 7.1(b) (in the case of [***] Products) are achieved, and for purposes of calculation of the royalties owed on such sales under Section 7.2(b) (in the case of [***]) or 7.2(a) (in the case of [***] Products) (including determining the applicable thresholds and ceilings and any applicable step-down or adjustment), shall be determined as follows [***].

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

The [***] for the [***] containing [***] and for each other active ingredient (i.e., the [***] or [***] other than [***]) shall be for a quantity comparable to that used in such [***]and of the [***], during the same time period and in the applicable country.  If, in a specific country for a particular [***] Product, the specific information required to perform the foregoing calculation applicable to such [***] Product is not available, then the Parties shall negotiate in good faith and agree on a method of determining the [***] of the [***] Product in a manner that replicates as nearly as possible to the [***] as described above.  As used herein, and “[***]” means a [***] (and not, for example, an [***], ingredient to increase [***]).

7.4.        Consideration for [***] Products.  If AstraZeneca (or its Affiliate or Sublicensees) elects to clinically develop and (if successful) commercialize a [***] Product that is not an [***] Product (an “[***]”), [***].

7.5.        [***].  The milestones and royalties in Sections 7.1, 7.2 and 7.3 shall not apply to development and commercialization of Licensed Products [***].  In the event that AstraZeneca (or its Affiliate or Sublicensee) develops a Licensed Product intended for commercial [***], the Parties shall negotiate reasonably and in good faith and agree in writing on commercially reasonable milestones and royalties applicable to the development and sale of such Licensed Product, which shall reflect the [***] of such Licensed Product for the intended use based on [***] in the [***] for similar [***], as applicable, and taking into account the [***] and [***] payments due by AstraZeneca hereunder.  AstraZeneca covenants that it and its Affiliates and Sublicensees shall not conduct [***] on or [***] any Licensed Product for any [***] unless and until the Parties have agreed in writing on the [***], including [***] and [***], if mutually agreed, to be paid by AstraZeneca for such [***] and [***].  If the Parties are unable to agree on the [***] that AstraZeneca will make with respect to a Licensed Product for any [***], then such dispute shall be resolved pursuant to Section 19.4.

7.6.        Sublicensees.

(a)        Election.  In the event AstraZeneca or any of its Affiliates grants a sublicense to a Sublicensee, AstraZeneca shall elect, by written notice to Nektar prior to the date that any payment would first be due to Nektar by AstraZeneca under any term of this Agreement based upon such grant of sublicense or the actions of the Sublicensee, whether AstraZeneca shall compensate Nektar with respect to such Sublicensee’s activities either as described in Section 7.6(b), or in Section 7.6(c).  If AstraZeneca elects the compensation model described in Section 7.6(b) with respect to a Sublicensee, such Sublicensee shall constitute an “[***]”.  If AstraZeneca elects the compensation model described in Section 7.6(c) with respect to a Sublicensee, such Sublicensee shall constitute an “[***]”.  For clarity, once AstraZeneca has elected a method of compensating Nektar with respect to a Sublicensee’s activities, AstraZeneca may not thereafter alter such election.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        [***].  For all [***] elected by AstraZeneca pursuant to Section 7.6(a), the applicable milestone payments shall be made under Sections 7.1(b) and (c) for milestone events therein achieved by such [***], and all the Net Sales of such [***] shall be included for purposes of calculating the sales milestones set forth in Section 7.1 and of royalties under Section 7.2 (including in determining thresholds and ceilings in the royalty tiers).  AstraZeneca shall not owe Nektar any [***] or [***] made by the [***] to AstraZeneca (or its Affiliate).

(c)        Sharing of Sublicense Income.  For all [***] elected by AstraZeneca pursuant to Section 7.6(a), no milestone payments shall be made under Sections 7.1(b) and (c) based on the activities of any such [***] (but provided that for clarity each such milestone event shall be deemed “achieved” upon completion or achievement of the applicable event by AstraZeneca or its Affiliate or [***] even if an [***] had previously achieved such event), and all the Net Sales of such [***] shall be excluded from the calculation of royalties owed under Section 7.2; provided, however, the Net Sales of all [***] shall be included for purposes of calculating the total Annual Net Sales for determining if sales milestones set forth in Section 7.1 have been achieved and for determining thresholds and ceilings in the royalty tiers used in calculating the royalties under Section 7.2.  AstraZeneca shall pay to Nektar [***] of any [***] received by AstraZeneca or any Affiliate from an [***], such payments to be made [***].  “[***]” means, with respect to the applicable [***].

7.7.        Reduction of Royalty.

(a)        Generic Competition.  If, with respect to a Licensed Product being sold in a country in a particular Calendar Quarter, any Generic Product of such Licensed Product is sold by any Third Party in such country in such Calendar Quarter, then for the purposes of determining the royalties due based on the sale of such Licensed Product under Sections 7.2, 7.4, 7.5 and 7.10(b) (as adjusted by the other provisions of this Section 7.7) in such country during such Calendar Quarter, the royalty owed by AstraZeneca on sales of such Licensed Products in such country in such Calendar Quarter shall be [***].

(b)        Compulsory Licenses.  In the event that a court or a governmental agency of competent jurisdiction requires AstraZeneca or an AstraZeneca Affiliate or Sublicensee to grant a compulsory license to a Third Party permitting such Third Party to make or sell a Licensed Product in a country in the Territory, then for the purposes of calculating the royalties due under Sections 7.2, 7.4, 7.5 and 7.10(b), with respect to such Licensed Product in such country (but solely for so long as such compulsory license is in effect and products are being sold under the license in such country), the royalty rate on Net Sales shall be [***].

(c)        No Valid Claim.  In the event that, at the time a Licensed Product is sold in a country, there is no Valid Claim in such country with respect to such Licensed Product, then for the purposes of calculating the royalties owed based on the sale of such Licensed Product under Sections 7.2, 7.4, 7.5 and 7.10(b) at that time, the royalties that would otherwise be owed and payable under such Sections based on such sale shall be [***].  The calculation of the royalty reduction under this Section 7.7(c) shall be conducted separately for each Licensed Product.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)        [***] Reduction.  Any reductions set forth in this Section 7.7 and in Section 7.8 shall be applied to the royalty rate payable to Nektar under Section 7.2 and the milestones in Section 7.1 that are based on Annual Net Sales in the [***].

7.8.        Royalty Stacking.  If, during the Term, AstraZeneca enters into an agreement with a Third Party under which it obtains a license under a patent right of a Third Party in a particular country in the Territory that [***], then, upon entry into any such agreement and thereafter during the remainder of the period during which AstraZeneca owes royalties to such Third Party under such agreement and to Nektar under this Agreement based upon sales of any [***] Product containing [***] or any [***] Product containing [***] in such country, the royalty amounts payable under Section 7.2 hereof based on sales of any [***] Product containing [***] or [***] Product in the country shall be [***].

7.9.        Royalty Term.  AstraZeneca’s obligation to pay royalties shall commence, on a country-by-country basis, with respect to each separate Licensed Product, on the date of First Commercial Sale of such Licensed Product in such country.  The obligation shall expire, on a country-by-country basis, with respect to each separate Licensed Product:

(a)        in the case of any country in the [***], on the [***] (i) [***] of the First Commercial Sale of such Licensed Product in the European Union and (ii) the expiration date in such country of the last to expire of any issued Licensed Patent that includes at least [***] covering the sale or use of such separate Licensed Product in such country; or

(b)        in the case of any country not in the [***], the [***] (i) [***] of the First Commercial Sale of such Licensed Product in such country and (ii) the expiration date in such country of the last to expire of any issued Licensed Patent that includes at least [***] covering the sale or use of such separate Licensed Product in such country.

7.10.       Certain Additional [***].

(a)        [***].

(b)        Consideration for Compounds Other than [***].  If AstraZeneca (or its Affiliate or Sublicensees) elects to develop and (if successful) commercialize a Stand-Alone Product containing a Compound other than [***] (and such compound is viewed as a new chemical entity by the FDA) (a “[***] Compound”), then AstraZeneca shall give Nektar written notice of such election, describing the [***] Compound covered by such election.  After any such notice, the Parties then shall [***].  AstraZeneca covenants that it and its Affiliates and Sublicensees shall not [***], subject to the terms of this Agreement and such commercial payments.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.11.       Sales Subject to Royalties.  Sales of Licensed Products between [***] shall not be subject to royalties hereunder (except as otherwise provided in Section 7.6(c)), provided that royalties shall be calculated on AstraZeneca’s [***] sale of the Licensed Products to a Third Party (including [***]).  Royalties shall be payable only once for any given quantity of Licensed Products.  For purposes of determining Net Sales, the Licensed Product shall be deemed to be sold when invoiced and a “sale” shall not include, and no royalties shall be payable on, transfers by AstraZeneca, its Affiliates or Sublicensees of free samples of Licensed Products or of clinical trial materials containing Compound that are transferred without charge or at a price that does not result in a profit to the transferring party, or transfers of Licensed Products to patients under AstraZeneca’s Patient Assistance Program or compassionate use program in the US or any similar programs in other countries, or other transfers or dispositions without charge or at a price that does not result in a profit to the transferring party for charitable, promotional, pre-clinical, clinical, manufacturing, testing or qualification, regulatory or governmental purposes.

7.12.       Royalty Payments.  The royalties shall be [***] respectively, for the [***].  AstraZeneca shall pay the royalties in conjunction with the delivery of a written report to Nektar within [***] after the end of [***] that shows, with respect to each country and each Licensed Product, [***].

7.13.       [***].  If AstraZeneca’s (or its Affiliates’ or Sublicensees’) [***] for the sale or distribution of the Licensed Products [***], the Parties agree to negotiate in good faith and agree on [***] obligations for those obligations hereunder which are based on the [***], which [***] obligations shall be designed to provide Nektar [***] to the [***] that would have been paid to Nektar hereunder if the calculation of Net Sales were [***].

7.14.       Records Retention; Audit.

(a)        Until [***], AstraZeneca and its Affiliates shall keep or cause to be kept accurate records or books of account in accordance with applicable generally accepted accounting principles showing all information and data that is necessary for the accurate determination of the royalties and other payments due hereunder with respect to the sale or other Exploitation of Licensed Product.

(b)        Upon the written request of Nektar, AstraZeneca shall permit a qualified accountant or a person possessing similar professional status and associated with an independent accounting firm of nationally recognized standing selected by Nektar and reasonably acceptable to AstraZeneca to inspect during regular business hours and [***], all or any part of AstraZeneca’s and its Affiliates’ records and books necessary to check the accuracy of the royalties and other amounts paid under this Agreement.  The accounting firm shall enter into an appropriate agreement with AstraZeneca to treat all information it receives during its inspection in confidence.  The accounting firm shall disclose to Nektar and AstraZeneca only whether the royalty reports and other payment amounts made are correct and details concerning any discrepancies, but no other information shall be disclosed to Nektar.  The charges of the accounting firm shall be paid by Nektar, except that if the royalties or other payments have been [***], the charges shall be paid by AstraZeneca.  If Nektar does not exercise its right under this Section 7.14(b) with respect to [***] within the time period allotted therefor, it shall constitute a waiver by Nektar of its right to later object to any payments made by AstraZeneca under this Agreement [***].

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.15.       Mode of Payment.  [***].

7.16.       Currency.  All payments required under this Article 7 shall be made in U.S. Dollars.  For the purpose of computing the Net Sales of Licensed Products sold in a currency other than U.S. Dollars, such currency shall be converted from local currency to U.S. Dollars by AstraZeneca in accordance with the rates of exchange for the relevant month for converting such other currency into U.S. Dollars used by AstraZeneca’s actual internal accounting systems that are independently audited on an annual basis and are consistently applied to its products.

7.17.       Taxes.

(a)        General.  The royalties, milestones and other amounts payable by AstraZeneca to Nektar pursuant to this Agreement (“Payments”) shall not be reduced on account of any taxes unless required by Applicable Law.  Nektar alone shall be responsible for paying any and all taxes (other than withholding taxes required by Applicable Law to be paid by AstraZeneca) levied on account of, or measured in whole or in part by reference to, any Payments it receives.  AstraZeneca shall deduct or withhold from the Payments any taxes that it is required by Applicable Law to deduct or withhold.  Notwithstanding the foregoing, if Nektar is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to AstraZeneca or the appropriate governmental authority (with the assistance of AstraZeneca to the extent that this is reasonably required and is expressly requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve AstraZeneca of its obligation to withhold tax, and AstraZeneca shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that AstraZeneca has received evidence, in a form reasonably satisfactory to AstraZeneca, of Nektar’s delivery of all required forms (and, if necessary, its receipt of appropriate governmental authorization) at least [***] prior to the time that the Payments are due.  Further, if Nektar is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, but Nektar has not been (or believes it will not be) able to deliver to AstraZeneca (or the appropriate governmental authority) the prescribed forms as provided above, with respect to a particular Payment owed under this Agreement, by the above-required time prior to the date the Payment is due, then Nektar may by written notice to AstraZeneca delay such due date until a specified later time (so as to enable Nektar to submit on a timely basis such prescribed forms and thus be able to benefit from the protections from withholding afforded by such tax treaty), and in such case AstraZeneca shall not make such Payment until the later date as specified by Nektar in writing and shall cooperate reasonably with Nektar’s efforts to submit the prescribed forms and benefit from the tax treaty (with the understanding that AstraZeneca shall pay such Payment amount on such specified later date).  If, in accordance with the foregoing, AstraZeneca withholds any amount, it shall pay to Nektar the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send to Nektar proof of such payment [***] following that payment, and shall cooperate reasonably with Nektar’s efforts to obtain the benefit of any tax credits with respect to such withholding.  For purposes of this Agreement, the stated amount of the Payments payable by AstraZeneca shall include any sales tax that Nektar may be required to collect.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        Indirect Taxes.  Nothing in Section 7.17(a) shall apply with respect to Indirect Taxes.  If any Indirect Taxes are chargeable in respect of any Payments, AstraZeneca shall pay such Indirect Taxes at the applicable rate in respect of any such Payments following the receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by Nektar in respect of those Payments, such Indirect Taxes to be payable on the due date of the payment of the Payments to which such Indirect Taxes relate.

7.18.       Imports.  For the avoidance of doubt, the Parties acknowledge and agree that none of the milestones or royalties payable under this Agreement are related to the license (or right) to import or any import of Licensed Products.  The receiving Party shall be responsible for any import clearance, including payment of any import duties and similar charges, in connection with any Licensed Products transferred to such Party under this Agreement.

7.19.       Interest.  If a Party does not receive payment of any sum due to it hereunder on or before the due date therefor, [***] shall thereafter accrue on the sum due to such Party until the date of payment at a [***] of [***], or the [***].  This Section 7.19 shall not apply to any payment by AstraZeneca that is made after the due date therefor based on a request from Nektar to defer such payment pursuant to Section 7.17(a).

8.            Manufacturing and Supply

8.1.        Clinical Supplies.

(a)        Ordering.  Subject to the terms and conditions of this Agreement, until the Manufacture and Technology Transfer Agreement is entered into by the Parties, promptly upon request of AstraZeneca, Nektar shall use commercially reasonable efforts to supply to AstraZeneca, in accordance with Applicable Law in the United States or any other jurisdictions in which the applicable supplies are Manufactured by or on behalf of Nektar (“Manufacturing Law”), clinical supplies of the Existing Products and placebos (if applicable), in such form and in such quantities as may be required for any clinical studies to be conducted by AstraZeneca hereunder.  Such supply shall be pursuant to [***], consistent with industry standards.  If AstraZeneca orders any clinical supplies hereunder, the price for such supplies shall be equal to [***].  Upon the execution of the MTTA, the Parties agree that the price charged to AstraZeneca under this Agreement shall be [***] had such clinical supplies been purchased under the MTTA at the price set forth therein.  Within [***] of the execution of the MTTA, Nektar shall issue AstraZeneca an invoice for the amount of underpayment or refund for the amount of overpayment, as applicable.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        Product Warranty.  At the time of delivery to AstraZeneca by or on behalf of Nektar of all Existing Product ordered by AstraZeneca under subsection (a), (i) the Existing Product shall be in conformity with the applicable specifications therefor; (ii) the Existing Product shall have been Manufactured in compliance with cGMP, all Manufacturing Law, and the applicable terms of this Agreement; (iii) the Existing Product shall have been Manufactured in facilities that are in compliance with all Manufacturing Law at the time of such Manufacture (including applicable inspection requirements of the FDA and other Health Authorities); (iv) the Existing Product shall not be adulterated or misbranded under the FFDCA; and (v) Nektar shall have sufficient stability data to support the planned Phase III Clinical Trial as set forth in the IND for the Existing Product.  AstraZeneca’s [***] (except as provided in Section 14.2) shall be [***].  For clarity, the foregoing warranty does not cover or apply to any damage or harm to, or other non-conformity of, the Existing Product caused by improper handling, storage, transportation or use of the Existing Product after delivery to AstraZeneca by Nektar.

(c)        Quality Agreement.  Within [***] following the Execution Date, Nektar shall execute a reasonable quality agreement based substantially on AstraZeneca’s then-current form, which shall govern the Parties’ respective responsibilities with respect to quality-related matters applicable to clinical supplies of the Existing Product and placebos (if applicable).

8.2.        Manufacture and Technology Transfer.

(a)        Manufacturing Technology Transfer.  Nektar shall, and shall cause its Affiliates to, disclose and make available to AstraZeneca, in accordance with the terms of a Manufacture and Technology Transfer Agreement to be agreed to by the Parties as provided in subsection (b) below, all Licensed Know-How and Joint Know-How relating directly to manufacture of NKTR-118, the Existing Product or an Opioid Combination Product that is necessary or reasonably useful to enable AstraZeneca or its designee to manufacture the Existing Product.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        Negotiation.  Within [***] following the Effective Date, AstraZeneca and Nektar shall negotiate the terms of a manufacturing agreement, pursuant to which (i) Nektar shall make available to AstraZeneca and its designee the Information described in Section 8.2(a), and (ii) without limitation of Section 8.1, Nektar shall be responsible for using [***] to Manufacture such non-commercial supplies of the Existing Product as AstraZeneca may reasonably require to conduct clinical trials of the Existing Product until the technology transfer described in subsection (a) is complete and AstraZeneca or its designee is able to commence Manufacture of the Existing Product (such agreement, the “Manufacture and Technology Transfer Agreement”).  The Parties shall negotiate the Manufacture and Technology Transfer Agreement reasonably and in good faith and with such diligence, including by making available such personnel as are necessary to negotiate, as is required to execute and deliver such an agreement within [***] of the Effective Date, or such other period as the Parties may agree in writing.  The Parties agree that the MTTA shall require the Parties to work together cooperatively to effect the contemplated manufacturing technology transfer as soon as practicable, with the understanding that such transfer should be able to be completed within [***].  If such Manufacture and Technology Transfer Agreement is not executed by the Parties within such period, either Party shall have the right to refer the resolution of any dispute with respect to such Manufacture and Technology Transfer Agreement to the Executives pursuant to Section 19.1.  Any final decision mutually agreed to by the Executives shall be reflected in the final, agreed Manufacture and Technology Transfer Agreement.  If the Executives are not able to agree on the resolution of any such issue within [***] after such issues was first referred to them or if, following an agreement in principle by the Executives, the Parties are not able to expeditiously, and in no event later than [***] after a decision is reached by the Executives, reflect such agreement in the final agreed Manufacture and Technology Transfer Agreement, either Party may, by written notice to the other, elect to initiate arbitration pursuant to Section 19.4 for purposes of having the matter settled.

(c)        Certain Terms.  The Manufacture and Technology Transfer Agreement shall provide that (i) AstraZeneca shall [***] in connection with the transfer of the manufacturing technology to AstraZeneca, (ii) the price at which AstraZeneca shall [***] under the Manufacture and Technology Transfer Agreement shall be equal to [***], and (iii) Nektar shall provide as part of such technology transfer or any supply of clinical supplies hereunder, all necessary product and batch related documentation to AstraZeneca to support clinical use of the Existing Product.  The Parties anticipate and agree that the transfer of Manufacturing responsibility to AstraZeneca under the Manufacture and Technology Transfer Agreement shall take place as promptly as reasonably practicable and that the Parties shall cooperate and take all reasonable actions to facilitate such transfer, and that Nektar’s obligation to Manufacture the Existing Product pursuant to Section 8.1 and Section 8.2 shall remain in place only until the completion of the technology transfer.

8.3.        Right to Audit. Upon AstraZeneca’s reasonable request, Nektar shall allow AstraZeneca or its authorized representatives to audit Nektar’s premises and records (including those related to Nektar’s subcontractors and suppliers, but solely to the extent Nektar has the right to compel such audit) that relate directly to the Manufacture of Existing Product supplied by Nektar under this Article 8, solely for purposes of verifying Nektar’s performance of Health Authority requirements in the United States and the requirements in this Agreement with respect to such Manufacture.  This audit may be made as a quality and compliance audit, an integrated supplier evaluation protocol (ISEP) audit, or an audit for cause.  Any such audit shall be conducted pursuant to the confidentiality provisions of Article 11 and any other appropriate confidentiality agreement, during normal business hours and after reasonable prior written notice, and in compliance with reasonable restrictions and rules as required by Nektar for safety and confidentiality purposes and to avoid undue interference with Nektar’s (and its applicable subcontractors’ and suppliers’) businesses.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

8.4.        CMC Services.  Upon AstraZeneca’s reasonable request, Nektar shall use commercially reasonable efforts to provide any CMC services requested by AstraZeneca at Nektar’s [***], to the extent Nektar has the required expertise and experience, and provided that the Parties shall reasonably cooperate to minimize interference with Nektar’s other business commitments.

9.            Ownership of Intellectual Property

9.1.        Ownership of Technology.

(a)        Ownership.  Subject to Section 9.2 and the license grants to AstraZeneca under Article 4 and the license grant to Nektar under Section 9.1(b), as between the Parties, [***] all right, title and interest in and to any and all: (i) Information, Improvements and other inventions that are conceived, discovered, developed or otherwise made, as necessary to establish authorship, inventorship or ownership under applicable United States law, by or on behalf of [***] (or its Affiliates or its licensees (other than, in the case of Nektar, AstraZeneca or its Sublicensees) or Sublicensees) under or in connection with this Agreement, whether or not patented or patentable, and any and all Patent and Intellectual Property Rights with respect thereto, except to the extent that any such Information, Improvements or other inventions, or any Patent or Intellectual Property Rights with respect thereto, are Joint Know-How or Joint Patents, and (ii) other Information, Improvements or other inventions, and Patent and Intellectual Property Rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Article 4) by [***], its Affiliates or its licensees (other than, in the case of Nektar, AstraZeneca or its Sublicensees) or Sublicensees.

(b)        License Grant to Nektar.  Subject to the terms and conditions of this Agreement, AstraZeneca hereby grants to Nektar [***] license throughout the world, [***] pursuant to Section 9.1(c), under AstraZeneca’s and its Affiliates’ right, title, and interest in and to Information made, created, discovered, developed, conceived or reduced to practice pursuant to work under this Agreement that comprise, claim or cover [***] disclosed or made known to AstraZeneca (or its Affiliate) in connection with this Agreement, and any Patents filed based on any such Information (collectively, the “[***]”), to use and practice such [***] for any purpose other than, until the expiration of the exclusivity of AstraZeneca’s licenses granted under Section 4.1, the Exploitation of the Compounds, the Licensed Products and the Competing Products (but provided that the foregoing license excludes, for clarity, the right to use any Information generated by AstraZeneca (or its Affiliate) specifically relating to the Compounds, Licensed Products and Reserved Products, including any clinical data).

(c)        [***].  Nektar shall have the right to [***], under the license granted in Section 9.1(b), to its [***] upon prior written notice to AstraZeneca.  Nektar shall ensure that all [***] to which it [***] are bound by commercially reasonable confidentiality obligations consistent with the intent of clause (b) covering any confidential Information of AstraZeneca covered by such [***].

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.2.        Ownership of Licensed Patents and Licensed Know-How.  Subject to the license grants to AstraZeneca under Article 4, as between the Parties, Nektar shall own and retain all right, title and interest in and to all Licensed Patents and Licensed Know-How.

9.3.        Improvements, Excluded Patents and Excluded Know-How.

(a)        Nektar shall without delay disclose to AstraZeneca any Improvements that become Controlled by Nektar or its Affiliates, during any period in which AstraZeneca owes royalties to Nektar pursuant to Section 7.9, and are necessary or reasonably useful for AstraZeneca to develop or otherwise Exploit the Compounds and Licensed Products that AstraZeneca is, at the applicable time, intending to Exploit (but excluding manufacturing-related Information covered by Section 8.2) and provide AstraZeneca with all relevant Information comprising such Improvements.  AstraZeneca shall have the right, at any time, to reject any such Improvement on written notice to Nektar, in which event, this Agreement shall not apply to such Improvement.

(b)        All Improvements disclosed by Nektar pursuant to Section 9.3(a) shall, for clarity, automatically be included within the licenses granted to AstraZeneca hereunder, subject to AstraZeneca’s right to reject any such Improvement pursuant to Section 9.3(a), and any Information Controlled by Nektar or its Affiliates comprising such Improvements that is not covered or claimed by a Patent and which is not generally known shall be considered Licensed Know-How.  For clarity, any Patents that are Controlled by Nektar or its Affiliates that cover such Improvements shall be considered Licensed Patents.

(c)        If, after the Effective Date and subject to Section 17.1, Nektar (or its Affiliate) desires to [***] from a Third Party specific Patents or proprietary Information [***] to the extent relating to rights that could be [***] to AstraZeneca hereunder.  If Nektar (or its Affiliate) [***] from such Third Party any [***] (absent a rejection as provided below), then Nektar shall [***].

9.4.        Ownership of Joint Inventions, Joint Patents and Joint Know-How.  Subject to the license grants to AstraZeneca under Article 4, the Parties shall each own an equal, undivided interest in any and all (a) Information that is conceived, discovered, developed or otherwise made, as necessary to establish authorship, inventorship or ownership under applicable United States law, jointly by or on behalf of Nektar (or its Affiliates), on the one hand, and AstraZeneca (or its Affiliates, its Distributors or its Sublicensees), on the other hand, in connection with the work conducted under or in connection with this Agreement, whether or not patented or patentable (the “[***]”), and (b) Patents (the “[***]”) and Intellectual Property Rights with respect thereto.  [***].  Notwithstanding the foregoing, subject to the [***] restrictions set forth in [***] and the [***], with respect to any [***] or [***] that comprise, claim or cover [***], Nektar shall have the right to [***] in such [***] and [***] without AstraZeneca’s consent and without accounting to AstraZeneca.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

9.5.        Assignments.  Each Party shall obtain from each of its Affiliates, sublicensees, employees and agents, and from the employees and agents of its Affiliates, sublicensees and agents, who are or will be involved in the Manufacture of Licensed Products or are otherwise participating in the Exploitation of the Compounds or Licensed Products or who otherwise have access to any Restricted Information or other Confidential Information of the other Party, rights to any and all Information that relate to a Compound or Licensed Product, such that each Party shall, by virtue of this Agreement, receive from the other Party, without payments beyond those required by Article 7, the licenses and other rights granted to such Party by the other Party under the terms of this Agreement.

10.         Adverse Event Reporting; Recall

10.1.        Safety Agreement. On or within [***] following the Execution Date, the  Parties shall enter into a safety agreement with respect to the Licensed Products based on AstraZeneca’s then-current standard safety agreement governing the Parties’ respective responsibilities with respect to Adverse Events, complaints and other safety-related matters (the “Safety Agreement”).

10.2.        Adverse Event Reporting.  The rights and obligations of the Parties (and their Affiliates) with respect to safety and related reporting activities with respect to each Licensed Product shall be set forth in the Safety Agreement.  AstraZeneca shall be responsible for Adverse Event reporting to applicable Health Authorities in the Territory.  Nektar shall report and provide to AstraZeneca all Adverse Event information relating to the Licensed Products of which it becomes aware (a) [***] for any reports of Adverse Events that [***] or are [***] and (b) [***] for any reports of [***].  Nektar and AstraZeneca shall reasonably cooperate to ensure that Nektar’s Adverse Event reporting processes will efficiently communicate such Adverse Event information in such manner, time, and format.

10.3.        Complaints.  Without limitation of Section 10.2, Nektar shall maintain a record of any and all complaints it receives with respect to the Licensed Products and shall notify AstraZeneca in reasonable detail of any complaint received by it [***] after receipt of such complaint by Nektar.  For so long as Licensed Product is being manufactured by or on behalf of Nektar hereunder, AstraZeneca shall maintain a record of any and all complaints it or its Affiliates receives with respect to Licensed Products, and shall notify Nektar in reasonable detail or any complaint received by it or its Affiliates [***] or, following execution of the MTTA, within the [***] set forth therein or in a quality agreement entered into between the Parties pursuant to the MTTA.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

10.4.       Product Recall.

(a)        Notification and Recall.  In the event that any government agency or authority issues or requests a recall or takes similar action in connection with the Compounds or the Licensed Products, or in the event AstraZeneca determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal with respect to the Compounds or the Licensed Products, AstraZeneca shall promptly advise Nektar thereof by telephone or facsimile.  Following notification of any such issuance or request or similar action to AstraZeneca or such a determination by AstraZeneca, AstraZeneca shall decide and have control of whether to conduct such a recall or market withdrawal (except in the case of a government-mandated recall) in the Territory and the manner in which any such recall or market withdrawal shall be conducted.

(b)        Recall Expenses.  AstraZeneca shall [***] of any recall of a Licensed Product.  Such expenses of recall shall include [***] of the recalled Licensed Product and any [***] for the recalled Licensed Product.  However, to the extent that any such recall covers Licensed Products supplied by Nektar to AstraZeneca under this Agreement or the MTTA, then Nektar will be responsible for paying such costs of such recall to the extent that such recall is attributable to [***] or the [***] set forth in the [***] with respect to such Licensed Products.

11.         Confidentiality and Non-Disclosure

11.1.       Restricted Nektar Information.  Nektar recognizes that by reason of, inter alia, AstraZeneca’s status as an exclusive licensee pursuant to the grants under Section 4.1, AstraZeneca has an interest in Nektar’s retention in confidence of Licensed Know-How and Joint Know-How that relates to the Compounds, the Licensed Products or the Reserved Products.  Accordingly, until the expiration of the exclusivity of AstraZeneca’s license rights with respect to a Licensed Product under Section 4.7, Nektar shall, and shall cause its Affiliates and their respective officers, directors, employees and agents to, keep completely confidential, and not publish or otherwise disclose, and not use for any purpose (except as expressly permitted under this Agreement) any such Licensed Know-How and Joint Know-How that comprises or relates to any Licensed Product, including the Compound included therein, and any Regulatory Documentation, including the Health Registration Approvals, with respect thereto (the “Restricted Information”); provided that the “Restricted Information” shall not include any Information to the extent (a) such Information is in the public domain through no fault of Nektar, its Affiliates or any of their respective officers, directors, employees or agents, (b) disclosure or use of the Information by Nektar would be expressly permitted under Section 11.3, or (c) disclosure or use of the Information by Nektar is otherwise expressly permitted by the terms of this Agreement, or (d) such Information is generally related to and useful in [***] business, including the discovery, research and/or development of compounds that are not [***].  For clarification, the disclosure by Nektar to AstraZeneca of Restricted Information shall not cause such information to cease to be subject to the provisions of this Section 11.1.  In the event this Agreement is [***] by AstraZeneca pursuant to [***], or by Nektar pursuant to [***] (other than this final sentence) shall terminate and have no continuing force or effect and the [***] (other than the [***] included therein) shall thereafter be deemed solely to be Confidential Information of Nektar, for purposes of the surviving provisions of this Agreement.  Nektar shall ensure that each of its and its Affiliates’ employees is bound by a written confidentiality agreement that is at least as protective of the Restricted Information and the Confidential Information of AstraZeneca as the provisions set forth in this Article 11.  AstraZeneca shall ensure that each of its and its Affiliates’ employees who is involved in the performance of AstraZeneca’s obligations or exercise of AstraZeneca’s rights under this Agreement or any Ancillary Agreement is bound by a written confidentiality agreement that is at least as protective of the Restricted Information and the Confidential Information of Nektar as the provisions set forth in this Article 11.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.2.       Confidentiality Generally.  Subject to Section 11.1, at all times during the term of this Agreement and for a period of [***] following termination or expiration hereof, each Party (the “Receiving Party”) shall, and shall cause its officers, directors, employees, agents, Affiliates and Sublicensees to, keep confidential and not publish or otherwise disclose and not use, directly or indirectly, for any purpose, any Confidential Information provided to it by the other Party (the “Disclosing Party”), except to the extent such disclosure or use is otherwise expressly permitted by the terms of this Agreement or is reasonably necessary for the performance of this Agreement.  For the avoidance of doubt, the treatment of Confidential Information that is also Restricted Information is governed by the terms of Section 11.1 while the treatment of Confidential Information that is not also Restricted Information is governed by this Section 11.2.

11.3.       Permitted Disclosures.  Nektar may disclose Restricted Information and each Party may disclose Confidential Information of the other Party (other than Restricted Information) to the extent that such disclosure is:

(a)        made in response to a valid order of a court of competent jurisdiction or other competent authority; provided, however, that the Receiving Party shall first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash any such order or obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or authority or, if disclosed, be used only for the purpose for which the order was issued; and provided further that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order shall be limited to that information that is legally required to be disclosed in response to such court or governmental order;

(b)        made by AstraZeneca or its Affiliates, Distributors or Sublicensees to a Health Authority as may be necessary or useful in connection with any filing, application or request for a Health Registration Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(c)         made by a Party to a patent authority as may be necessary or useful for purposes of obtaining or enforcing a Patent (consistent with the terms and conditions of Article 15); provided, however, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)        otherwise required by law; provided, however, that if Nektar is required to disclose Restricted Information, or either Party is required to disclose Confidential Information of the other Party, the Party required to make the disclosure shall (i) provide to the other Party reasonable advance notice of and an opportunity to comment on any such required disclosure, (ii) if requested by the other Party, seek confidential treatment with respect to any such disclosure to the extent available, and (iii) use good faith efforts to incorporate the comments of the other Party in any such disclosure or request for confidential treatment; or

(e)         made by AstraZeneca or its Affiliates, Distributors or Sublicensees to Third Parties as may be reasonably necessary in connection with the Exploitation of the Compounds or Licensed Products as contemplated by this Agreement, including subcontracting or sublicensing transactions in connection therewith.

11.4.       Exclusions.  Notwithstanding the foregoing, Confidential Information (but not Restricted Information) shall not include any information that:

(a)        is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the Receiving Party;

(b)        can be demonstrated by documentation or other competent proof to have been in the Receiving Party’s or its Affiliates’ possession prior to disclosure by the Disclosing Party;

(c)        is subsequently received by the Receiving Party or its Affiliates from a Third Party or a Sublicensee who is not bound by any obligation of confidentiality with respect to said information;

(d)        is generally made available to Third Parties by the Disclosing Party without restriction on disclosure; or

(e)        is independently developed by or for the Receiving Party or its Affiliates without reference to the Disclosing Party’s Confidential Information.

Specific aspects or details of Confidential Information or Restricted Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information or Restricted Information is embraced by more general information in the public domain or in the possession of the Receiving Party.  Further, any combination of Confidential Information or Restricted Information shall not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information or Restricted Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.5.       Confidentiality of Terms of Agreement.  The Parties both agree that the terms of the Agreement are the confidential information of each Party, and they each shall keep such terms confidential and not disclose the Agreement, except as otherwise provided herein.  Notwithstanding the foregoing, the Parties acknowledge and agree that either Party may be required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body to disclose this Agreement, or the terms hereof, in whole or in part, and in such case, such Party shall notify the other Party in writing and shall provide the other Party with at least [***] thereof prior to making such filing or disclosure.  The disclosing Party shall use reasonable efforts to seek confidential treatment of any such proposed redactions timely made, to the extent consistent with law, and use reasonable efforts to procure confidential treatment of such proposed redactions pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, in each case as amended, and the rules, regulations and guidelines promulgated thereunder, or any other applicable law or the rules, regulations or guidelines promulgated thereunder, but provided that the foregoing shall not prevent the Party from making such public disclosures as it, on advice of counsel, must make to comply with Applicable Law.  Either Party may disclose the terms of this Agreement in confidence to (a) its directors, Affiliates and professional service providers and (b) [***] and their respective [***] who, in each case ((a) and (b)) are subject to [***] (or if applicable [***]), which restrictions shall, inter alia, in the case of the Persons described in clause (b), limit the permitted use of the terms of this Agreement solely to [***] and [***] of the [***] and for no other purpose.

11.6.       Use of Name.

(a)        Neither Party shall disclose or otherwise commercially use the name, insignia, symbol, trademark, trade name or logotype of the other Party or its Affiliates in any publication, press release, promotional material or other form of publicity without the prior written consent of the other Party (which shall not be unreasonably withheld or delayed), except for those disclosures for which consent has previously been obtained.  The restrictions imposed by this Section 11.6(a) shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law or the requirements of a national securities exchange or another similar regulatory body, provided that any such disclosure shall be governed by this Article 11.  Further, the restrictions imposed on each Party under this Section 11.6 are not intended, and shall not be construed, to prohibit a Party from identifying the other Party in its internal business communications, provided that any Confidential Information in such communications remains subject to this Article 11.

(b)        Notwithstanding the foregoing, AstraZeneca and its Affiliates and Sublicensees shall have the right to use in a reasonable manner the name of Nektar and its Affiliates to the extent that (i) AstraZeneca is required by Applicable Law to identify Nektar or its applicable Affiliate as having developed or Manufactured Licensed Products sold in the Territory or (ii) as reasonably requested by AstraZeneca in connection with its Exploitation of the Licensed Products, subject, in the case of clause (ii) to the consent of Nektar, not to be unreasonably withheld.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

11.7.        Press Release.  The Parties have agreed upon the content of a joint press release which shall be issued substantially in the form attached hereto as Exhibit D, the release of which the Parties will coordinate in order to accomplish the same promptly upon execution and delivery of this Agreement.  Except to the extent already disclosed in a press release or other public communication, no public announcement concerning this Agreement, its subject matter or the transactions described herein shall be made, either directly or indirectly, by Nektar or AstraZeneca or their respective Affiliates, except as may be legally required by Applicable Laws, judicial order, or required by stock exchange or quotation system rule without first obtaining the approval of the other Party and agreement upon the nature, text and timing of such announcement, which approval and agreement shall not be unreasonably withheld or delayed.  The Party desiring to make any such voluntary public announcement shall provide the other Party with a written copy of the proposed announcement in reasonably sufficient time prior to public release to allow such other Party to comment upon such announcement, prior to public release.  In the case of press releases or other public communications legally required, or required by stock exchange or quotation system rule, to be made, the Party making such press release or public announcement shall provide to the other Party a copy of the proposed press release or public announcement in written or electronic form upon such advance notice as is practicable under the circumstances for the purpose of allowing the notified Party to review and comment upon such press release or public announcement.  Under such circumstances, the releasing Party shall not be obligated to delay making any such press release or public communication beyond the time when the same is required to be made in order to facilitate review and comment by the receiving Party.

12.         Trademarks

AstraZeneca shall have the sole right to select the Trademarks for the marketing and sale of the Licensed Products in the Territory, provided that no such Trademarks shall be [***] to, [***] or [***] with respect to or that [***] the [***] that are set forth in Exhibit H (as such Exhibit may be updated [***] from time to time).  AstraZeneca shall own such Trademarks and all Intellectual Property Rights and other rights and goodwill with respect thereto.  Nektar shall not, and shall not permit its Affiliates to, use any trademark that is the same as or confusingly similar to, misleading or deceptive with respect to or that dilutes the Trademarks.  If requested by Nektar, AstraZeneca shall consult reasonably with Nektar if Nektar wishes AstraZeneca to include Nektar’s corporate name or corporate trademark in connection with the marketing and sale of Licensed Products (which inclusion shall be in AstraZeneca’s sole discretion) and, if applicable, the location and size of such corporate name or corporate trademark, which location and size to be agreed between the Parties.  Nektar acknowledges that the inclusion of Nektar’s corporate name or corporate trademark within marketing materials associated with Licensed Products may be limited or restricted by regulatory authorities, and AstraZeneca agrees that any such inclusion shall comply with all reasonable use guidelines and requirements of Nektar, as provided by Nektar to AstraZeneca from time to time.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

13.          Representations, Warranties and Covenants

13.1.       Representations, Warranties, and Covenants of Nektar.  Nektar represents, warrants, and covenants to AstraZeneca as of the Execution Date as follows:

(a)        Nektar or its Affiliate is the sole and exclusive owner of the entire right, title and interest in the Licensed Know-How that is specific to NKTR-118 and the Existing Product and the Licensed Product Patents, and is entitled to grant the licenses specified in Section 4.1.  Such rights are not subject to any encumbrance, lien or claim of ownership by any Third Party that conflict with the exclusive licenses granted in Section 4.1(a).  During the Term, Nektar and its Affiliates shall not encumber or diminish the rights granted to AstraZeneca under Section 4.1(a) or Section 4.1(c) with respect to the Licensed Patents (except as expressly permitted in Article 18).

(b)        [***], the Licensed Product Patents are being [***] before the respective Patent Offices in accordance with Applicable Law.  The Licensed Product Patents have been [***] properly and correctly and all [***] have been [***] the due date for [***].

(c)        [***], there is no [***] or [***] of the Licensed Product Patents, or [***] of the Licensed Know-How that is specific to NKTR-118 or the Existing Product or of the Regulatory Documentation, ongoing by any Third Party.

(d)        [***], AstraZeneca’s Exploitation of the [***], or [***] in combination with a [***] (whether [***] or [***]), using the Regulatory Documentation, the Licensed Patents and Licensed Know-How as contemplated under this Agreement will not infringe any Patent or misappropriate any proprietary right of any Third Party (other than any such infringement that would arise from (i) the Exploitation of the applicable [***] or [***] in an [***] in the absence of [***], (ii) the [***] whereby such [***] or [***] is included in the [***] or (iii) the [***] of the [***]).

(e)        [***], the Licensed Know-How that is specific to NKTR-118 or the Existing Product, and the Licensed Product Patents, in each case as of the Execution Date, are [***] and, [***], there are no Patents or other prior art that render such Patents [***], in whole or in part.  [***], the creation of the Regulatory Documentation, and the conception, development and reduction to practice of Licensed Know-How that is specific to NKTR-118 or the Existing Product, and the Licensed Product Patents, in each case as of the Execution Date, have not constituted or involved the misappropriation of trade secrets of any Third Party.

(f)         [***], there are no claims, judgments or settlements against Nektar or any of its Affiliates, or amounts owed by Nektar or any of its Affiliates with respect thereto, relating to the Regulatory Documentation, the Licensed Product Patents, or the Licensed Know-How.  There is no pending claim or litigation brought by any Person alleging that (i) the Licensed Product Patents are invalid or unenforceable or (ii) the creation of the Regulatory Documentation, or the Exploitation of the Existing Product based upon the Regulatory Documentation, violates or infringes any Patent or other intellectual property right of any Third Party.  [***] all past claims or litigation brought by any Person (and the [***]) alleging that (A) the [***] or the [***] are invalid or unenforceable or (B) the creation of the [***], or the [***] of the [***] based upon the [***], violates or infringes any Patent or other intellectual property right of any Third Party.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(g)        Nektar has not previously entered into any agreement under which it has encumbered its right, title or interest in or to, the Licensed Know-How that is specific to NKTR-118 or the Existing Product, Licensed Product Patents, or Regulatory Documentation, (including by granting any covenant not to sue with respect thereto) in a manner that [***] granted under Section 4.1 (as compared to the [***] under the terms of this Agreement in the absence of such agreement), and it will not enter into any such agreements or grant any such right, title or interest to any Person that will have the effect of limiting the scope or exclusivity of such license rights granted to AstraZeneca under Section 4.1 of this Agreement.

(h)        In respect of the [***] included in the Licensed Product Patents, Nektar and its Affiliates have [***] of which it and the inventors [***].  In respect of any [***] (as of the Execution Date) [***] included in the Licensed Product Patents, Nektar and its Affiliates presented all [***] of which it and the inventors were [***] at the United States Patent and Trademark Office.

(i)         [***], the Licensed Product Patents listed on Exhibit E represent all Patents within Nektar’s or its Affiliates’ ownership or Control that [***] to the Compounds and Licensed Products as of the Execution Date (with the understanding that certain claims in the Nektar Technology Patents cover certain Compounds or Licensed Products or aspects thereof [***]).  [***], (x) there are no Patents owned or licensed by Nektar as of the Execution Date that claim or cover NKTR-118, the Existing Product or other Licensed Products (as contemplated as of the Execution Date) and are not within the Licensed Patents, and (y) there is no Information owned or licensed by Nektar as of the Execution Date that directly relates to NKTR-118, the Existing Product or other Licensed Products (as contemplated as of the Execution Date) and is not within the Licensed Know-How.

(j)         [***], each of the Licensed Product Patents [***] thereof as determined in accordance with the laws of the jurisdiction in which such Licensed Patent is issued or such application is pending.

(k)        [***], each Person who has or has had any rights in or to any Licensed Know-How owned by Nektar that is specific to NKTR-118, the Existing Product, or any Opioid Combination Product or to any Licensed Product Patents, [***] entire right, title and interest in and to such Licensed Product Patent and Licensed Know-How to Nektar or its Affiliates.  With regard to any inventor of any Licensed Product Patent from whom Nektar does not have a [***] of his or her right, title and interest in and to such Licensed Product Patent as of the Execution Date in a form reasonably acceptable to AstraZeneca, Nektar shall secure such [***] in a form reasonable acceptable to AstraZeneca as promptly as practicable and shall make available to AstraZeneca any and all such [***].

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(l)         [***], the Licensed Know-How that is specific to NKTR-118 or the Existing Product has been kept confidential or has been disclosed to Third Parties only under terms of confidentiality (except that certain general aspects of such Information may have been publicly disclosed by Nektar (for example, in securities filings or investor disclosures) in a manner that does not [***] of the Licensed Know-How or the [***] of the Licensed Products).  [***], no breach of such confidentiality has been committed by any Third Party.  For the avoidance of doubt, the [***] existing as of the Execution Date have not, other than to the extent they have been part of a patent application that is in the public domain or in a regulatory filing, been publicly disclosed to any Third Party.

(m)        Nektar or its Affiliates have made available to AstraZeneca, [***], for review in due diligence (i) all clinical and pre-clinical data relating to the Licensed Products existing as of the [***] that is intended for use in applications for Health Registration Approval and any final reports with respect to such clinical and pre-clinical data in Nektar’s or its Affiliates’ possession, (ii) all Regulatory Documentation requested by AstraZeneca or, [***], that is material to the development of NKTR-118, the Existing Product or any Opioid Combination Products in the forms existing as of the [***], and (iii) other material Licensed Know-How relating directly to NKTR-118, the Existing Product or any Opioid Combination Products in the forms existing as of the [***].  [***], since the date on which Nektar [***], Nektar has not come into the possession of any of the foregoing categories of information that would be material to the development of NKTR-118, the Existing Product or any Opioid Combination Products in the forms existing as of the [***].  [***], all Regulatory Documentation and Licensed Know-How regarding or related to any existing Compound or the Existing Product disclosed by Nektar or its Affiliates to AstraZeneca under this Agreement is true and correct in all [***].  [***], Nektar and its Affiliates have prepared, maintained and retained all Regulatory Documentation that is required to be maintained or reported pursuant to and in accordance with good laboratory and clinical practice and Applicable Law and, [***], all Information therein is true and correct.

(n)        [***], all adverse information with respect to the safety and efficacy of the Licensed Products known to Nektar or its Affiliates [***] has been disclosed by Nektar or its Affiliates to AstraZeneca through due diligence review.

(o)        [***], Nektar and its Affiliates have conducted, and have caused their respective contractors and consultants to conduct, any and all preclinical and clinical studies related to the Compounds and Licensed Products in material accordance with good laboratory and clinical practice (but excluding from the foregoing any preclinical studies that need not comply (for regulatory purposes) with the foregoing requirements) and Applicable Law.  [***], Nektar and its Affiliates have employed Persons with appropriate education, knowledge and experience to conduct and to oversee the conduct of any and all preclinical and clinical studies related to the Compounds and Licensed Products.  Nektar is not aware of any Information that [***] could adversely affect the acceptance, or the subsequent approval, by any Heath Authority of any filing, application or request for Health Registration Approval for the Existing Product, other than Information disclosed to AstraZeneca in the due diligence review.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(p)        During the period from the Execution Date through the end of the Term of this Agreement, Nektar shall obtain from each of its Affiliates, sublicensees (other than Sublicensees), employees and agents, and from the employees and agents of its Affiliates, sublicensees (other than Sublicensees) and agents, who are or will be involved in the Manufacture of the Licensed Product or are otherwise participating in the Exploitation of the Compounds or Licensed Products or who otherwise have access to any Restricted Information or other Confidential Information of AstraZeneca, rights to any and all Information that relate to the Compound or Licensed Products and are generated pursuant to and during the time of such Person’s relationship with Nektar or its Affiliate, such that AstraZeneca shall, by virtue of this Agreement, receive from Nektar, without payments beyond those required by this Agreement, the licenses and other rights granted to AstraZeneca hereunder (and such that the scope of such licenses and other rights are not limited in scope or exclusivity by a failure to so obtain such rights from such Persons).

(q)        During the period from the [***] until the [***], Nektar and its Affiliates shall conduct its research and development with respect to the Licensed Products in the [***], including [***] with the FDA or [***] for the Existing Product prior to the Effective Date.

(r)         In the event that any Patents or Information Controlled by Nektar or its Affiliates as of the [***] would be Licensed Patents or Licensed Know-How, as applicable, if such Patent or Know-How were Controlled by Nektar or its Affiliates as of the Effective Date, then Nektar agrees that during the period from the Execution Date until the Effective Date, it shall not and shall cause its Affiliates not to (i) incur, create, assume or permit the incurrence, creation or assumption of any encumbrance, lien or claim of ownership by any Third Party with respect to such Patents or Information, (ii) dispose of any of such Patents or Information, or (iii) waive, release, grant, license or transfer any right, title or interest in or to any such Patents or Information in any manner that would limit the scope of the Intellectual Property Rights included in, or the exclusivity of the license rights granted in Section 4.1.

(s)        Promptly following the [***], and no later than [***] thereafter, Nektar shall inform AstraZeneca in writing if Nektar or any of its Affiliates becomes aware that the representations and warranties made by Nektar pursuant to Sections 13.1 and 13.2 as of the [***] are not true and correct in any material respects on and as of the [***] as though made on and as of the [***].

(t)        [***], Exhibit B lists all Patents that, [***], meet the definition of “Nektar Technology Patents” as of the [***]; Nektar shall use reasonable efforts to update such Exhibit from time to time to reflect any additional Patents that are Controlled by Nektar (or its Affiliate) and that it becomes aware meet such definition.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

13.2.       Mutual Representations, Warranties, and Covenants. Each Party represents and warrants to the other Party as of the Execution Date and as of the Effective Date that:

(a)        it has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)        it has full legal power to extend the rights and licenses granted to the other under this Agreement;

(c)        it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement; and

(d)        neither it nor its Affiliates has been debarred or is subject to debarment.  Neither it nor its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA, or who is the subject of a conviction described in such section.  If such Party is Nektar, neither Nektar nor its Affiliates has used in any capacity, in connection with the Exploitation of the Compounds or Licensed Products prior to the Effective Date, any Person who has been debarred pursuant to Section 306 of the FFDCA, or who was the subject of a conviction described in such section.  Such Party agrees to inform the other Party in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of such Party’s or its Affiliates’ knowledge, is threatened, relating to the debarment or conviction of such Party or any Person performing services hereunder.

13.3.       DISCLAIMER OF WARRANTY.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 8.1(b), 13.1(a) THROUGH 13.1(t) and 13.2, NEITHER ASTRAZENECA NOR NEKTAR MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.  NOTHING IN THIS SECTION 13.3 SHALL OPERATE TO LIMIT OR INVALIDATE ANY EXPRESS WARRANTY OR REPRESENTATION CONTAINED IN ANY ANCILLARY AGREEMENT.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

14.          Indemnity

14.1.       Indemnification of Nektar.  In addition to any other remedy available to Nektar, AstraZeneca shall indemnify, defend and hold harmless Nektar, its Affiliates and its and their respective directors, officers and employees (each a “Nektar Party”) in full and on demand, from and against any and all Losses incurred by them to the extent resulting from or arising out of or in connection with any claims or allegations made or suits, actions or proceedings brought by a Sublicensee or Third Party (collectively, “Third Party Claims”) against any Nektar Party that arise or result: (a) from any [***] on the part of AstraZeneca or any of its Affiliates, Sublicensees or Distributors in performing any activity contemplated by this Agreement or any Ancillary Agreement, or the [***] of any provision of this Agreement or any Ancillary Agreement by AstraZeneca; or (b) from the Exploitation of a Compound, Licensed Product or Reserved Product by or on behalf of AstraZeneca or any of its Affiliates, Sublicensees or Distributors, including any violation of Applicable Law in connection with such Exploitation and any Third Party Claims alleging that the claimant has [***] as a result of the use of the Licensed Products sold or distributed by or on behalf of AstraZeneca or any of its Affiliates, Sublicensees or Distributors, except, in each case ((a) or (b)), (i) for any Losses for which Nektar has an obligation to indemnify any AstraZeneca Party pursuant to Section 14.2, as to which Loss each Party shall indemnify the other to the extent of their respective liability for such Loss, (ii) to the extent such Losses arise or result from the [***] of a Nektar Party, or the [***] of any provision of this Agreement or any Ancillary Agreement by Nektar; and (iii) to the extent Nektar has an obligation to indemnify an AstraZeneca Party for any such Losses pursuant to an Ancillary Agreement (which agreement shall set forth the relationship between an indemnification obligation arising under this Agreement and any indemnification obligation under such agreement).

14.2.       Indemnification of AstraZeneca.  In addition to any other remedy available to AstraZeneca, Nektar shall indemnify, defend and hold harmless AstraZeneca, its Affiliates, Distributors, Sublicensees and its and their respective directors, officers and employees (each an “AstraZeneca Party”) in full and on demand, from and against any and all Losses incurred by them to the extent resulting from or arising out of or in connection with any Third Party Claims against any AstraZeneca Party that arise or result from:

(a)        (i) any [***] on the part of Nektar or its Affiliates in performing any activity contemplated by this Agreement or any Ancillary Agreement, or the [***] of any provision of this Agreement or any Ancillary Agreement by Nektar; or (ii) the Exploitation of a Compound, Licensed Product or Reserved Product by or on behalf of Nektar or any of its Affiliates, which claim(s) is based on [***], in whole or in part, prior to the Effective Date, including any violation of Applicable Law in connection with such Exploitation and any Third Party Claims that allege that the claimant has suffered [***] as a result of the use of the Licensed Products distributed by or on behalf of Nektar or any of its Affiliates [***]; except, in each case ((i)) and (ii)), (A) for any Losses for which AstraZeneca has an obligation to indemnify any Nektar Party pursuant to Section 14.1, as to which Loss each Party shall indemnify the other to the extent of their respective liability for such Loss, (B) to the extent such Losses arise or result from the [***] of an AstraZeneca Party, or the breach of any provision of this Agreement or any Ancillary Agreement by AstraZeneca; and (C) to the extent AstraZeneca has an obligation to indemnify a Nektar Party for any such Losses pursuant to an Ancillary Agreement (which agreement shall set forth the relationship between an indemnification obligation arising under this Agreement and any indemnification obligation under such agreement).

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        (i) the Exploitation of any Compound and any product containing any Compound by or on behalf of Nektar or its Affiliates, licensees, or sublicensees (excluding such Exploitation by AstraZeneca, its Affiliates, Distributors, and Sublicensees as licensees and sublicensees of Nektar under this Agreement) (A) anywhere in the world following termination of this Agreement in its entirety or (B) in one or more countries following termination of this Agreement with respect to such country(ies), in each case ((A) and (B)) including claims that arise from any violation of Applicable Law in connection with such Exploitation or allege that the claimant has suffered [***] as a result of the use of the Licensed Products sold or distributed by or on behalf of Nektar or its Affiliates, licensees, or sublicensees (excluding such sale or distribution by AstraZeneca, its Affiliates, Distributors, and Sublicensees as licensees and sublicensees of Nektar hereunder) as contemplated in (A) or (B) above; (ii) the exercise by Nektar, its Affiliates, licensees, or sublicensees (excluding such exercise by AstraZeneca, its Affiliates, Distributors, and Sublicensees as licensees and sublicensees of Nektar hereunder) of rights under any license or right of reference granted by AstraZeneca to Nektar under this Agreement or following or in connection with termination of this Agreement in its entirety or with respect to one or more country(ies), including pursuant to the Transition Agreement; or (iii) the use by or on behalf of Nektar, its Affiliates, licensees, or sublicensees (excluding such use by AstraZeneca, its Affiliates, Distributors, and Sublicensees as licensees and sublicensees of Nektar hereunder) of the Regulatory Documentation, Health Registration Approvals, Trademarks or other Information transferred or made available by or on behalf of AstraZeneca or any of its Affiliates to Nektar following or in connection with termination of this Agreement in its entirety or with respect to one or more country(ies), including pursuant to the Transition Agreement.

14.3.       Notice of Claim.  An Indemnified Party shall give the Indemnifying Party prompt written notice of any Loss or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 14.1 or 14.2 (an “Indemnification Claim Notice”).  In no event shall the Indemnifying Party be liable for any Loss that results from any delay in providing the Indemnification Claim Notice.  Each Indemnification Claim Notice shall contain a description of the claim and the nature and amount of the Loss claimed (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any such Loss.  For the avoidance of doubt, all indemnification claims in respect of a Party, its Affiliates or its or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

14.4.       Indemnification Procedures.  The obligations of an Indemnifying Party under this Article 14 shall be governed by and contingent upon the following:

(a)        Assumption of Defense.  The Indemnifying Party shall have the option to assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify any Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnified Party’s claim for indemnification.  If the Indemnifying Party does not assume the defense of a Third Party Claim, or fails to conduct such defense, then the Indemnified Party may control the defense of such Third Party Claim and shall have the rights under subsections (d) and (f) below, as well as any other applicable rights under this Agreement.

(b)        Control of Defense.  Upon the assumption of the defense of a Third Party Claim by the Indemnifying Party:

(i)        the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party, which shall be reasonably acceptable to the Indemnified Party, and

   (ii)        except as expressly provided in Section 14.4(c), the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim.  In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including lawyers’ fees and costs of suit) and any Loss incurred by the Indemnifying Party in its defense of the Third Party Claim with respect to such Indemnified Party.

(c)        Right to Participate in Defense.  Without limiting Section 14.4(a) or 14.4(b), any Indemnified Party shall be entitled to participate in, but not control, the defense of a Third Party Claim and to retain counsel of its choice for such purpose; provided, however, that such retention shall be at the Indemnified Party’s own expense unless, (i) the Indemnifying Party has failed to assume the defense and retain counsel in accordance with Section 14.4(a) (in which case the Indemnified Party shall control the defense), or (ii) the interests of the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both parties under Applicable Law, ethical rules or equitable principles.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(d)        Settlement and Judgments.  With respect to all Losses resulting from or arising out of or in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of a Third Party Claim in accordance with Section 14.4(a), (i) the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Losses, provided that it obtains the prior written consent of the Indemnified Party , which consent shall not be unreasonably withheld  and (ii) no Indemnified Party shall admit any liability with respect to, or settle, compromise or discharge, any such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.  With respect to all Losses resulting from or arising out of or in connection with Third Party Claims, where the Indemnifying Party has not assumed the defense of a Third Party Claim in accordance with Section 14.4(a), the Indemnifying Party shall be responsible for all such Losses for which it has indemnity and hold harmless obligations under Section 14.1 or Section 14.2, as applicable, with respect to such Third Party Claim, provided that the Indemnified Party shall not consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Losses, without first obtaining the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

(e)        Cooperation.  To the extent that the Indemnifying Party defends against any Third Party Claim, the Indemnified Party that is a Party to this Agreement shall, and shall cause each of its Affiliates and each of their respective directors, officers, employees and agents to reasonably cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours by the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim (subject to typical confidentiality protections), and making the Indemnified Party, its Affiliates and its and their respective directors, officers, employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided, and the Indemnifying Party shall reimburse the Indemnified Party for all of its related reasonable out-of-pocket expenses.

(f)         Expenses.  Except as expressly provided above, the reasonable verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim for which it is indemnified under this Article 14, including all such costs and expenses incurred by Indemnified Party with respect to defending a Third Party Claim for which the Indemnifying Party did not assume the defense, shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, which reimbursement shall be without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party under the terms of this Article 14.

EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

14.5.       LIMITATION ON DAMAGES.  EXCEPT IN CIRCUMSTANCES OF GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT BY A PARTY OR ITS AFFILIATES, OR WITH RESPECT TO INDEMNIFICATION OBLIGATIONS FOR THIRD PARTY CLAIMS UNDER SECTION 14.1 OR 14.2, NEITHER PARTY OR ANY OF ITS AFFILIATES SHALL BE LIABLE TO THE OTHER (OR ANY OF ITS AFFILIATES) FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, LOST MILESTONES, OR LOST ROYALTIES, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (a) THE DEVELOPMENT, MANUFACTURE, USE OR SALE OF ANY LICENSED PRODUCT OR COMPOUND DEVELOPED, MANUFACTURED OR MARKETED HEREUNDER OR UNDER ANY ANCILLARY AGREEMENT, OR (b) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT APPLY TO ANY LIABILITY OF EITHER PARTY FOR BREACH OF ARTICLE 11.

14.6.       Insurance.  Each Party shall have and maintain such type and amounts of liability insurance covering the Manufacture, supply, use and sale of the Compounds and the Licensed Products as is normal and customary in the pharmaceutical industry generally for Persons similarly situated.  Notwithstanding the foregoing, at a minimum, Nektar shall maintain during any period in which Nektar has indemnification obligations to AstraZeneca, which indemnification obligations shall be scheduled in the policies, (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than [***], (b) products liability/completed operations coverage with a minimum [***], and (c) an all-risks insurance policy covering its facilities with a minimum [***].  Such policies shall (x) be provided by insurance carrier(s) reasonably acceptable to AstraZeneca, (y) be written on an occurrence or claims made basis, and (z) show AstraZeneca as additional insured and loss payee, as its interests may appear, and provide that AstraZeneca will be given [***] advance written notice of the termination thereof.  Such policies shall remain in effect throughout the Term and shall not be canceled or subject to a reduction of coverage without the prior written authorization of AstraZeneca.  Should Nektar at any time or for any reason fail to obtain the insurance required herein, or should such insurance be canceled or the above limits reduced, AstraZeneca shall have the right to procure the same and the cost and expense thereof shall be deducted from any compensation then due or thereafter to become due to Nektar under this Agreement.  All such insurance will be written with a company or companies licensed to do business in the State of New York having a financial rating of not less than A ‘X’ in the most current edition of Bests Key Rating Guide.  AstraZeneca shall have the right to satisfy the requirements of this section through a program of self-insurance.

15.          Maintenance and Prosecution of Patents

15.1.      Licensed Patents.

(a)         Control.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(i)        Designation of Patents.  Nektar shall notify the Patent Working Group promptly following its becoming aware of any patentable Licensed Know-How (A) Controlled by Nektar or its Affiliates [***] set forth on Exhibit B, or (B) Controlled by Nektar or its Affiliates [***] (but that is [***]) ((A) and (B), collectively, “New Patentable Licensed Know-How”).  Following such notification, the Patent Working Group shall confer [***].

(ii)       Licensed Product Patents.  Subject to the remainder of this Section 15.1, including [***] to the Prosecution of Patents pursuant to Section 15.1(d) and its rights under clause (iii) below with respect to the Nektar Technology, AstraZeneca, in consultation with the Patent Working Group, shall have the right, but not the obligation, to prepare, file, prosecute (including the responsibility to conduct and manage any interferences, reissue proceedings, oppositions and re-examinations), and maintain (collectively, “Prosecute” or “Prosecution”) the Licensed Product Patents, other than the Nektar Technology Within LPP Patents (which are the subject of clause (iii) below), throughout the Territory, at AstraZeneca’s expense.

(iii)      Nektar Technology Within the LPP Patents.  It is understood and agreed between the Parties that the Licensed Product Patents may disclose [***] (“Nektar Technology Within LPP Patents”).  [***].

(iv)      Nektar Technology Patents.  Subject to the remainder of this Section 15.1 including [***] to the Prosecution of Patents pursuant to Section 15.1(d), Nektar shall, in consultation with the Patent Working Group to the extent the Prosecution involves claims that relate to the Exploitation of NKTR-118 or any other known Compound or any then-existing Licensed Product, including the Lead Product, or an Opioid Combination Product, [***].

(v)       Costs and Conduct of Prosecution.  Except as set forth in clause (vi), the Prosecuting Party with respect to any Licensed Patents as described in clauses (ii) - (iv) above shall conduct such Prosecution using in-house patent counsel or agents or outside patent counsel or agents of the Prosecuting Party’s choosing (subject, in the case of outside patent counsel or agents, to the prior written consent of the non-Prosecuting Party, such consent not to be unreasonably withheld), and all expenses and costs of such Prosecution (including, for example, maintenance fees, attorney fees, filing fees and translations) directed by the Prosecuting Party shall be paid by and are the sole responsibility of the Prosecuting Party.

(vi)      Simultaneous Prosecution.  Notwithstanding anything to the contrary in this Section 15.1, in the event that, with respect to a [***] within the Licensed Product Patents, a Party has Prosecution rights that [***], then (A) such Prosecution shall be conducted by the [***] selected by mutual agreement of the Parties in writing, such agreement not to be unreasonably withheld or delayed by either Party, and (B) the Parties shall cooperate to [***] in the Prosecution of such Patent Family.

EXECUTION VERSION

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(b)          Prosecution Activities.

(i)        With respect to a given Licensed Patent, the Prosecuting Party with respect thereto shall, unless and until such Party informs the other Party that it elects not to pursue or continue the Prosecution of a Licensed Patent in a given country: (A) file and prosecute Patent applications to secure Patent rights for such Licensed Patent [***] in the [***] and [***] and such other countries as mutually agreed by AstraZeneca and Nektar (and such other countries as such Prosecuting Party elects); and (B) consult with the other Party (through its representatives on the Patent Working Group) regarding such Prosecution efforts (to the extent required by subsection (a) above), by providing such other Party a reasonable opportunity to review and participate in such Prosecution efforts regarding the applicable Patent Rights, including by providing to the Patent Working Group copies of all material communications from any patent authority in the Territory regarding such patent applications, and by providing drafts of any responses and any material filings to be made to such patent authorities reasonably in advance of submitting such responses or filings, and reasonably discussing any comments made by the other Party regarding such Prosecution efforts and in good faith seeking to accommodate all reasonable comments made by the other Party, and (C) upon issuance, maintain such Licensed Patent [***].

(ii)       [***].

(c)          Disputes.  If, following consideration by the Patent Working Group, the Parties disagree with respect to the Prosecution of any Licensed Patents, [***].

(d)          Election not to Prosecute.  If the Prosecuting Party elects not to pursue or continue the Prosecution of a Licensed Patent in a particular country, the Prosecuting Party shall so notify the non-Prosecuting Party promptly in writing [***].  Upon receipt of any such notice, or if at any time the Prosecuting Party fails within [***] to Prosecute a Licensed Patent that the non-Prosecuting Party has requested that the Prosecuting Party Prosecute, or if after initiating such requested Prosecution the Prosecuting Party at any time thereafter fails to [***], then [***] the non-Prosecuting Party shall have the right, but not the obligation, to pursue the Prosecution of such Patent at its expense in such country, [***].

15.2.       Cooperation.  Each Party shall, and shall cause its Affiliates to, assist and cooperate with the other Party, as such other Party may reasonably request from time to time in connection with its activities under Section 15.1.  Without limitation of Section 15.1, the Prosecuting Party shall keep the Patent Working Group currently informed of all steps to be taken in the preparation and prosecution of all applications filed by such Party in its capacity as the Prosecuting Party according to Section 15.1 and shall furnish the non-Prosecuting Party (through its members on the Patent Working Group) with copies of such applications for Patents, amendments thereto and other related correspondence to and from patent offices, in each case in sufficient time to permit the non-Prosecuting Party the opportunity to exercise its rights pursuant to Section 15.1 before the Prosecuting Party makes a submission to a patent office which could materially affect the scope or validity of the patent coverage that may result.  The non-Prosecuting Party shall offer its comments, if any, promptly.

EXECUTION VERSION

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15.3.       Joint Patents.

(a)        AstraZeneca shall have the first right but not the obligation at its expense, through counsel or agents of its choosing, to Prosecute (including the right to manage any interferences, reissue proceedings and re-examinations) the Joint Patents throughout the world.  Except with respect to any Joint Patent in any country with respect to which AstraZeneca has relinquished Prosecution pursuant to Section 15.3(b), AstraZeneca shall have the sole right to determine in which countries to obtain, Prosecute and maintain the Joint Patents.

(b)        If AstraZeneca elects not to pursue or continue the Prosecution of a Joint Patent in a particular country, AstraZeneca shall so notify Nektar promptly in writing at least thirty (30) days prior to any deadlines by which an action must be taken to establish or preserve all rights under such Joint Patent in such country; [***].  Upon receipt of any such notice, or if at any time AstraZeneca fails within [***] to Prosecute a Joint Patent that Nektar has requested that AstraZeneca Prosecute, or if after initiating such requested Prosecution the Prosecuting Party at any time thereafter fails to [***], then (subject to the foregoing proviso) Nektar shall have the right, but not the obligation, to pursue the Prosecution of such Joint Patent, at its sole expense, in such country, on behalf of both Parties.  [***].

(c)        The Party Prosecuting any Joint Patent shall keep the other Party currently informed (through its representative on the Patent Working Group) of all steps to be taken in the Prosecution of such Joint Patent in such country and shall furnish the Patent Working Group with copies of such applications for such Joint Patent in such country, any amendments thereto and any other related material correspondence to and from patent offices with respect to such Joint Patent in such country.

(d)        AstraZeneca and Nektar shall, and shall cause their respective Affiliates, as applicable, to assist and cooperate with one another in Prosecuting the Joint Patents.  The Prosecuting Party shall reimburse the other Party for its external, out-of-pocket costs associated with such assistance and cooperation.

15.4.       CREATE Act.  Notwithstanding anything to the contrary in this Article 15, neither Party shall have the right to make an election under the Cooperative Research and  Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under this Article 15 without the prior written consent of the other Party, not to be unreasonably withheld.  With respect to any such permitted election, the Parties shall use reasonable efforts to cooperate and coordinate their activities with respect to any submissions, filings or other activities in support thereof.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

15.5.       Patent Term Extensions.  AstraZeneca shall have the sole right to make all decisions regarding patent term extensions for the Licensed Patents and the Joint Patents worldwide, including (a) in the United States with respect to extensions pursuant to 35 U.S.C. § 156 et. seq., (b) in other jurisdictions pursuant to supplementary protection certificates, and (c) in all jurisdictions with respect to any other extensions that are now or become available in the future.  Upon request by AstraZeneca, Nektar shall reasonably cooperate, at AstraZeneca’s expense, in the implementation of AstraZeneca’s decisions under this Section 15.5.

EXECUTION VERSION

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15.6.       Orange Book Listings.

(a)        Designation of Listable Patents.  Upon the issuance of any Licensed Patent, the Prosecuting Party shall inform the Patent Working Group.  AstraZeneca, through its representative(s) on the Patent Working Group, may designate, in good faith, any Licensed Patent as an “Orange Book Listable Patent” on the basis that such Licensed Patent may be [***] for a Licensed Product; [***].

(b)        Listing of Patents.  AstraZeneca shall have the sole right to make all filings with the Health Authorities with respect to Licensed Patents and Joint Patents in connection with required regulatory activities for Licensed Products, including as required or allowed in connection with:  (i) in the United States, the FDA’s Orange Book and (ii) outside the United States, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents (any of the foregoing ((i), (ii) or international equivalents of (i) or (ii)), a “Patent Exclusivity List”).  Nektar shall, at AstraZeneca’s expense, (A) provide to AstraZeneca all Information, including a correct and complete list of Licensed Patents covering any Licensed Product or otherwise necessary or reasonably useful to enable AstraZeneca to make such filings with Health Authorities with respect to the Licensed Patents, and (B) cooperate with AstraZeneca’s reasonable requests in connection therewith, including meeting any submission deadlines, in each case, to extent required or permitted by Applicable Law.  AstraZeneca shall notify Nektar in writing of any such filings with the Health Authorities with respect to the Licensed Patents or the Joint Patents.

16.          Enforcement of Patents

16.1.       Notice of Infringement.  If either Party believes that a Third Party is infringing any of the Licensed Patents or Joint Patents (“Third Party Infringing Activities”), such Party shall promptly notify the other Party in writing, identifying the alleged infringer and the alleged infringement complained of and furnishing the information upon which such determination is based.

16.2.       Control of Enforcement.

 (a)        Nektar Technology Patents.  Subject to each Party’s [***] pursuant to Section 16.3 (if applicable), if any Third Party Infringing Activity infringes the Nektar Technology Patents, then if such Third Party Infringing Activity relates to (i) indications other than the [***] (such Third Party Infringing Activity, a “[***]”), Nektar shall have the first right, but not the obligation, through counsel of its choosing, to take any measures it deems appropriate to stop such Third Party Infringing Activity or to grant to the infringing Third Party adequate rights and licenses under the Nektar Technology Patents necessary for continuing such activities [***] or (ii) the [***], AstraZeneca shall have the first right, but not the obligation, through counsel of its choosing (such Third Party Infringing Activity, “[***]”), to take any measures it deems appropriate to stop such Third Party [***] Activity or to grant to the infringing Third Party adequate rights and licenses under the Nektar Technology Patents [***] for continuing such activities (but, in the case of a grant of such rights and licenses, solely to the extent that AstraZeneca has such rights and licenses under this Agreement).  [***].

EXECUTION VERSION

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(b)        Relating to the Licensed Product Patents and Joint Patents.  Subject to [***] pursuant to Section 16.3 and to the obligations under Section 16.5, for any Third Party Infringing Activities that comprise the infringement of Licensed Product Patents or Joint Patents, AstraZeneca shall have the first right, through counsel of its choosing, to take any measures it deems appropriate to stop such Third Party Infringing Activities or to grant to the infringing Third Party adequate rights and (sub)licenses necessary for continuing such activities  (but, in the case of a grant of such rights and licenses, solely to the extent that AstraZeneca has such rights and licenses under this Agreement).

16.3.       [***].

(a)        With respect to any Third Party Infringing Activities, and subject to the other provisions of this Article 16, if the Party with the first right to enforce a Patent pursuant to Section 16.2(a) or (b) (the “First Enforcing Party”) (i) does not [***] following notice of such Third Party Infringing Activities commence taking commercially appropriate steps to [***] of the applicable Licensed Patent or Joint Patent that is likely to have a [***] on the sale of Licensed Products (or earlier notifies the other Party (the “Second Enforcing Party”) in writing of its intent not to take such steps), and (ii) the First Enforcing Party has not granted the infringing Third Party rights and licenses to continue the activities, then the Second Enforcing Party shall have the right, following written notification to the First Enforcing Party, to take actions to cause [***] expense [***].

(b)        [***].

16.4.       ANDA Act.  Notwithstanding the foregoing, Nektar shall [***] advise AstraZeneca of receipt of any notice of (a) any certification filed under the US “Drug Price Competition and Patent Term Restoration Act” of 1984 (21 United States Code §355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV)), as amended or supplemented (or any successor law) (“ANDA ACT”) claiming that any Licensed Patent or Joint Patent is invalid or unenforceable or claiming that any Licensed Patent or Joint Patent will not be infringed by the Manufacture, use, marketing, or sale of a product for which an application under the ANDA ACT is filed, or (b) any equivalent or similar certification or notice in any other jurisdiction.  [***].

16.5.       Cooperation.  Upon reasonable request by the Party (the “Enforcing Party”) taking any legal action permitted under this Article 16 with respect to enforcing applicable Licensed Patents against Third Party Infringing Activities under this Article 16, the other Party shall give the Enforcing Party all reasonable information and assistance, including allowing the Enforcing Party reasonable access to its files and documents and personnel who may have possession of relevant information.  If necessary for AstraZeneca to prosecute any legal action, upon AstraZeneca’s request Nektar shall join, or shall ensure that its applicable Affiliate joins, in the legal action as a party.  [***].

EXECUTION VERSION

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16.6.       Participation.  The Party that is not the Enforcing Party shall have the right to participate in (but not control), at its sole cost and expense through counsel of its choosing, any enforcement action with respect to Field Infringement or, in the case of Nektar as the non-Enforcing Party, Non-Field Infringement.

16.7.       RecoveryAny amounts recovered by either Party with respect to Field Infringement, or, in the case of AstraZeneca as the enforcing Party, infringement by a [***]. Pursuant to this Article 16, whether by settlement or judgment, shall be [***] the Parties for their [***] in making such [***] (which amounts shall be allocated [***] if insufficient to cover the [***]), with any [***] being allocated between the Parties as follows:  (a) if recovered by Nektar, [***]; and (b) if recovered by AstraZeneca, [***].

17.          Potential Third Party Actions

17.1.       Third Party Licenses.  If, in the good faith opinion of AstraZeneca, a license to a Patent or other Intellectual Property Right Controlled by a Third Party [***].

17.2.       Invalidity or Unenforceability Defenses or Actions.

(a)        Notice.  If a Third Party asserts that any Licensed Patent or Joint Patent is invalid or unenforceable, whether as a defense or as a counterclaim in a legal action (whether such legal action is brought by a Party or its Affiliate with respect to Third Party Infringing Activities, with respect to an ANDA Act or equivalent certification under Article 17, or any other action) or in a declaratory judgment action or similar action or claim (any such defense, counterclaim, claim, or action, an “Invalidity Action”), then the Party first becoming aware of the Invalidity Action shall promptly give written notice to the other Party.

(b)        [***].

17.3.       Third Party Litigation.  In the event of any actual or threatened suit against Nektar or its Affiliates, AstraZeneca or its Affiliates, Sublicensees, Distributors or customers alleging that the Exploitation of Compounds or Licensed Products infringes the Patent or Intellectual Property Rights of any Third Party (an “Infringement Suit”), the Party first becoming aware of such Infringement Suit shall promptly give written notice to the other Party.  [***].

17.4.       Cooperation.  Nektar will provide to AstraZeneca, [***], all reasonable assistance requested by AstraZeneca in connection with any action, claim or suit under Section 17.2 or 17.3, including allowing AstraZeneca reasonable access to Nektar’s files and documents related to such action, and to Nektar’s personnel who likely have possession of relevant information, [***] to respond to or defend against the applicable actions or claims.  In particular Nektar will promptly make available to AstraZeneca, at AstraZeneca’s expense, all Information in its Control that [***] AstraZeneca in responding to any such action, claim or suit under Section 17.2 or 17.3.  [***].

EXECUTION VERSION

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17.5.       Costs and Expenses.  [***].

18.          Term and Termination

18.1.       HSR and Other Governmental Filings.  The Parties shall each, as promptly as practicable after the Execution Date, file or cause to be filed with the U.S. Federal Trade Commission and the U.S. Department of Justice and any relevant foreign governmental authority any notifications required to be filed under the HSR Act (the “HSR Filing”) or any similar applicable foreign law or regulation with respect to the transactions contemplated hereby; provided that the Parties shall each make the HSR Filing within [***] after the Execution Date and shall each file any notifications or filings required to be filed under similar applicable foreign laws and regulations as promptly as reasonably practicable.  The Parties shall use their [***] to respond promptly to any requests for additional information made by such agencies, and to cause the waiting period (and any extension thereof) under the HSR Act or any similar applicable foreign law or regulation to [***] after the date of filing.  Each Party is responsible for its own filing fees and for the costs and expenses of its own legal and other advice in preparing and conducting the HSR Filing.

18.2.       Term.  Notwithstanding anything in this Agreement to the contrary, this Agreement (other than this Section 18, which is binding and effective as of the Execution Date) shall not become effective until the expiration or earlier termination of the waiting period (or any extension thereof) under the HSR Act in the United States (the date of such expiration or earlier termination, the “Effective Date”), and upon the Effective Date the full Agreement and all its terms and provisions shall be automatically effective and binding on both Parties.  If, on the [***] after the date of filing under the HSR Act the waiting period required thereunder has not expired, [***] shall have the right, on written notice [***], and upon receipt of such notice by such other Party, this Agreement shall be null and void and have no further force and effect.  The term of this Agreement shall become effective as of the Effective Date and shall continue until (a) expiration, which shall occur automatically upon the expiry of the exclusivity of AstraZeneca’s license rights with respect to all Licensed Products in the Territory, as provided in Section 4.7, or (b) earlier terminated in accordance with this Article 18 (the “Term”).

18.3.       Termination for [***].

(a)        If, in the [***], the Exploitation of NKTR-118 or the Lead Product by AstraZeneca, its Affiliates or any of their Sublicensees [***]prior written notice to Nektar, to terminate this Agreement with respect to such country if at any time (i) AstraZeneca is [***] or (ii) AstraZeneca [***], provided, however, that AstraZeneca shall have (x) first notified Nektar of [***] and afforded Nektar a [***] period (or longer, if elected by AstraZeneca) in which Nektar shall have the opportunity to discuss such [***] with AstraZeneca in good faith, and (y) if Nektar provides any [***] to AstraZeneca during such period regarding [***], AstraZeneca shall consider such [***].  If AstraZeneca has delivered a termination notice to Nektar under this Section 18.3(a), AstraZeneca shall have the right to cease conducting any further activities under this Agreement [***] (subject only to compliance with Applicable Laws and ethical obligations).  If (A) AstraZeneca has the right to terminate this Agreement pursuant to this Section 18.3(a) with respect a country in [***], AstraZeneca shall have, subject to compliance with all the foregoing, the right to terminate this Agreement with respect to [***], and (B) AstraZeneca has the right to terminate this Agreement pursuant to this Section 18.3(a) with respect to the [***] or a [***], AstraZeneca shall have the right to terminate [***].

EXECUTION VERSION

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(b)        If [***] with respect to [***] or the [***] in a country, AstraZeneca shall have the right upon [***] prior written notice to Nektar to [***] if (i) within [***], and (ii) [***].  In such case, AstraZeneca shall have the right to cease conducting the activities that [***] (subject only to compliance with Applicable Laws and ethical obligations).  If (A) AstraZeneca has the right to terminate this Agreement pursuant to this Section 18.3(b) with respect a country in [***], AstraZeneca shall have, subject to compliance with all the foregoing, the right to terminate this Agreement with respect to [***], and (B) AstraZeneca has the right to terminate this Agreement pursuant to this Section 18.3(b) with respect to the [***] or a [***], AstraZeneca shall have the right to terminate [***].

18.4.       Termination by AstraZeneca [***].

(a)        Termination [***] in the Territory.  AstraZeneca may terminate this Agreement in its entirety [***] of a Licensed Product in the Territory pursuant to this Section 18.4(a) [***] (a) a Health Authority notifies AstraZeneca, or AstraZeneca determines in good faith, in accordance with and based on its [***], that there is a [***] regarding (i) the Lead Product or (ii) any Licensed Product containing NKTR-118 such that [***] (a “[***]”), (b) the Lead Product does not meet the [***] (“[***]”), or (c) (i) following the [***], based on such meeting and any other guidance provided by the FDA, AstraZeneca reasonably determines that [***], or (ii) for the period following the adoption of the Development Plan, the FDA or EMEA requires that, or provides guidance that AstraZeneca [***], or the FDA or EMEA modifies the requirements for obtaining such a Health Registration Approval (e.g., any modification of the required [***]) which modifications will [***]in seeking [***] (a “[***]”).  If AstraZeneca is entitled to terminate this Agreement pursuant to the immediately preceding sentence, AstraZeneca shall have the right to cease conducting any further activities under this Agreement with respect to development of Licensed Product (subject only to compliance with Applicable Laws and ethical obligations).  In order to terminate this Agreement pursuant to this Section 18.4(a), in the case of a [***], AstraZeneca shall provide Nektar [***] prior written notice.  In order to terminate this Agreement pursuant to this Section 18.4(a), in the case of a [***], AstraZeneca may terminate this Agreement [***] upon written notice to Nektar for a [***]; provided that if AstraZeneca has completed at least [***] and has ceased all development, regulatory and other activities with respect to the Licensed Products under this Agreement (or, in its sole discretion, is able to [***]), AstraZeneca shall not [***], AstraZeneca may, in its sole discretion, [***] with respect to the Compounds and Licensed Products and any and all of AstraZeneca’s diligence obligations hereunder shall be suspended during the [***] and any obligation of AstraZeneca to make any milestone payment hereunder shall be suspended during the [***].  Further, AstraZeneca shall have no obligation during the [***] or any termination notice period to take any action with respect the Licensed Products or the Licensed Patents that would require AstraZeneca to [***].  In the event that AstraZeneca does not provide a notice of termination under this Section 18.4(a) [***], such diligence obligations and milestone payment obligations shall recommence.  In the event this Agreement is terminated by AstraZeneca under this Section 18.4(a) [***], any [***] that was suspended during the Review Period shall not be due from AstraZeneca.

EXECUTION VERSION

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(b)        Termination [***] in the Territory.  AstraZeneca may terminate the Agreement in its entirety following the [***] of a Licensed Product in the Territory pursuant to this Section 18.4(b) [***] if there is a [***] or a [***].  If AstraZeneca is entitled to terminate this Agreement pursuant to the immediately preceding sentence, AstraZeneca shall have the right to do so effective (i) [***] upon written notice to Nektar for a [***] or (ii) on [***] prior written notice to Nektar for a [***].

18.5.       Termination for Material Breach.  A termination by AstraZeneca pursuant to this Section 18.5 shall be a “Termination by AstraZeneca for Material Breach,” and a termination by Nektar pursuant to this Section 18.5 shall be a “Termination by Nektar for Material Breach.”

(a)        Termination for Breach Not Related to Diligence.  If either Party (the “Breaching Party”) is in material breach of this Agreement (except for AstraZeneca’s diligence obligations under Section 6.3 or Section 6.4, which is covered in subsection (b) below), in addition to any other right or remedy the other Party (the “Complaining Party”) may have, the Complaining Party may terminate this Agreement (which termination may be limited to specific with respect to the country or countries to which such material breach applies, if applicable, as provided below) by providing the Breaching Party notice specifying the breach and an opportunity to cure such breach in accordance with this Section 18.5(a).  The Complaining Party shall provide written notice (the “Termination Notice”) to the Breaching Party, specifying the breach and its claim of right to terminate.  The Breaching Party shall have [***] from receiving such notice to cure the breach (or, if such breach cannot be cured within such period, and if the Breaching Party commences good faith, diligent actions to cure such breach within such [***] period, such longer period as the Breaching Party is thereafter diligently continuing such good faith actions to cure the breach as soon as possible, such longer period not to exceed an additional [***] (the “Cure Period”), and provided that the Cure Period for payment breaches shall be [***] from the date of notice (and shall not, for clarity, be subject to any extension of the Cure Period under the foregoing).  If the breach is not cured within the Cure Period, the Termination Notice shall become effective [***] following the expiration of the Cure Period (unless the Complaining Party waives termination in writing prior thereto).  If AstraZeneca is the Complaining Party, then during the Cure Period after its Termination Notice to Nektar, any obligation of AstraZeneca to make any milestone payment hereunder shall be suspended.  In the event AstraZeneca terminates this Agreement in its entirety under this Section 18.5(a) due to the uncured material breach of Nektar, then any milestone obligation that was so suspended shall not be due from AstraZeneca.  If, on the other hand, Nektar cures the breach that was the subject of the Termination Notice, or the Parties otherwise agree that the Agreement shall not be terminated despite such Termination Notice, such suspended milestone payments shall then be paid by AstraZeneca to Nektar (except as otherwise agreed by the Parties in writing in connection with the resolution of such issue).  If the material breach of a Breaching Party relates solely and exclusively to a particular country or countries, then a Complaining Party shall have the right to terminate this Agreement solely as to such country or countries if Breaching Party does not cure the breach by the end of the Cure Period.  For clarity, breach of payment obligations shall not be considered solely and exclusively relating to a particular country or countries.

EXECUTION VERSION

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(b)        Termination for Breach of Diligence Obligations.  If at any time Nektar believes that AstraZeneca is in material breach of its diligence obligations under Section 6.3 or Section 6.4, then Nektar shall so notify AstraZeneca, specifying the basis for its belief, and the Parties shall meet within [***] after such notice to discuss [***].  If, after such [***] period, the Parties do not reach agreement as to whether or not AstraZeneca is in material breach of such obligations and resolve the issue, then either Party may require that the issue be resolved by the matter being referred to expedited arbitration in accordance with Section 19.3 hereof (which arbitration shall determine whether AstraZeneca is in material breach of such obligations and, if so, what steps must be taken to cure such material breach).  If the arbitrators in such arbitration determine that AstraZeneca is in material breach of its obligations under Section 6.3 or 6.4, then (i) the arbitrators shall specify the [***] in order to cure such breach; (ii) AstraZeneca shall [***] of such arbitration (including [***] and other similar [***]), and (iii) AstraZeneca shall have the right to cure such breach by [***], within [***] frame.  If AstraZeneca does not [***], then Nektar may [***] respect to the [***] to which the material breach [***] (provided that if such termination is with respect to any [***], it shall be with respect to [***]).  Further, if under any such arbitration the arbitrators determined that AstraZeneca materially breached its obligations in a [***], then if Nektar [***] of the most [***] under this subsection (b) with respect to any such country, based on its belief that AstraZeneca has [***] its obligations under Section 6.3 or 6.4 with respect to such country, and the arbitrators in such arbitration rule that AstraZeneca did materially breach such obligations with respect to such [***], then Nektar may terminate this Agreement with respect to such [***] (without any opportunity of AstraZeneca to then cure the breach).

18.6.       Rights and Obligations Following Termination.

(a)        Following Termination of Agreement in Entirety.  If this Agreement is terminated in its entirety, all rights and licenses granted to AstraZeneca under this Agreement shall terminate and revert exclusively to Nektar, except as otherwise expressly stated in this Article 18.  For [***] after such termination, other than as expressly permitted under this Agreement or the Transition Agreement, AstraZeneca covenants that it and its Affiliates shall not [***] that are in [***] or are [***] immediately prior to such termination; provided that the foregoing shall not apply to any Licensed Product on or after the date on which there is first a [***] on the market in the [***] with respect to such Licensed Product.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        Following Termination with Respect to a [***].  If this Agreement is terminated with respect to [***] (but not in its entirety) (each terminated country, a “Terminated Country” and each other country, a “Non-Terminated Country”):

(i)        the rights and licenses granted to AstraZeneca in Section 4.1 with respect to the [***] shall automatically terminate and revert exclusively to Nektar, except that limited license rights shall remain in effect in the [***] solely for the limited purpose of allowing AstraZeneca (A) to [***] of the Compounds and the Licensed Products in the [***] in order to [***] in the Non-Terminated Countries and (B) to [***] the Licensed Products (including the Compounds therein) in the [***] for [***] thereof in the Non-Terminated Countries, and correspondingly the sublicense rights granted to AstraZeneca in Section 4.2 shall remain in effect solely to allow AstraZeneca to [***] under such rights and licenses solely for the aforesaid purpose;

(ii)       the rights and licenses granted to AstraZeneca under Sections 4.3, and 4.4 shall survive termination solely with respect to the Non-Terminated Countries, but such license rights shall be subject to [***] the Compounds and Licensed Products in the Non-Terminated Countries solely for seeking [***]; and

(iii)      Section 4.5(c) shall, if still in effect, continue (for the period set forth in Section 4.5(c)) to be binding on each Party only with respect to [***] in the Non-Terminated Countries.

18.7.       Termination for [***].  If AstraZeneca or its Affiliate [***] that any Licensed Product Patent is [***], or, in [***], otherwise [***] of a Licensed Product Patent, then Nektar may terminate the Agreement on [***] written notice.

18.8.       Assignment of Product Trademark.  In the event of termination of this Agreement in its entirety other than a Termination by AstraZeneca for Material Breach, AstraZeneca shall and hereby does assign, at its cost, and shall cause its Affiliate (as applicable) to assign to Nektar, effective as of the effective date of termination of this Agreement, all of its (or its Affiliate’s) rights, title and interests in and to any Trademarks used publicly by AstraZeneca exclusively in connection with the commercialization of the Existing Reversion Products at the time of such termination and all relevant applications and registrations, and all Intellectual Property Rights and other rights and goodwill with respect thereto.  Each Party shall execute and deliver or shall cause its Affiliates (as applicable) to execute and deliver to the other Party all documents that are necessary to fulfill the obligations set forth in this Section 18.8.

18.9.       Other Termination Consequences.  The consequences set forth in this Section 18.9 shall apply solely on and after the effective date of the termination of this Agreement in its entirety or with respect to one or more countries, as applicable.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)        Return of Proprietary Information.  In the event of termination of this Agreement, each Party shall return all data, files, records and other materials in its possession or control containing or comprising the other Party’s Information or other Confidential Information (in the event of termination of this Agreement with respect to one or more countries but not in its entirety, solely to the extent relating to Terminated Countries but not other countries) to which such first Party does not retain rights under the surviving provisions of this Agreement (except one copy of which may be retained solely for archival purposes).  Upon the effective date of such termination, Restricted Information that AstraZeneca is required to return pursuant to the preceding sentence shall be deemed Confidential Information only of Nektar.  For the avoidance of doubt, in the event of termination of this Agreement with respect to one or more countries (but not in its entirety), AstraZeneca shall have the right to retain all such Information, including Confidential Information, that is necessary or useful for AstraZeneca to Exploit Licensed Products with respect to Non-Terminated Countries.

(b)        Access to Data; Right of Reference.  In the event of termination of this Agreement with respect to one or more countries or in its entirety (other than Termination by AstraZeneca for Material Breach), in addition to Nektar’s rights elsewhere in this Agreement (including without limitation Section 18.12(c)), AstraZeneca and its Affiliates shall disclose and transfer to Nektar copies of all clinical data of AstraZeneca and its Affiliates relating to Existing Reversion Products and reasonably needed to Exploit the Existing Reversion Products, and automatically grants to Nektar, effective as of the effective date of any such termination of this Agreement, a right to use such clinical data for all purposes related to Licensed Products (such rights limited to the Terminated Countries if termination is limited to certain countries), and a right of reference (which rights is fully transferable to other parties, with AstraZeneca agreeing to provide any needed letters acknowledging such right of reference as needed by any transferee) to all Regulatory Documentation (excluding Regulatory Documentation solely relating to Licensed Products other than Existing Reversion Products) that AstraZeneca and its Affiliates own and as to which neither AstraZeneca nor any of its Affiliates has any obligations, financial or otherwise, to a Third Party to the extent necessary for Nektar to Exploit Existing Reversion Products (in the event of termination of this Agreement with respect to one or more countries (but not in its entirety), solely in the Terminated Countries).  Nektar shall be able to exercise such rights (on a non-exclusive basis if termination is limited to certain countries) but only to the extent [***] to enable Nektar (and its Affiliates and licensees) to continue Exploitation of Licensed Products with respect to the Terminated Countries (or, if applicable, the Territory).

(c)        Safety Reporting.  If this Agreement is terminated with respect to one or more countries, but not in its entirety, then promptly following the effective date of termination the Parties shall enter into an agreement (or an amendment to the Safety Agreement) governing the Parties’ respective rights and responsibilities with respect to the coordination of safety-related regulatory obligations, including the reporting of Adverse Events and other safety or quality data.  Such agreement shall set forth terms and conditions with respect to such activities that are reasonable and customary in the industry for agreements of that nature.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

18.10.      No Adverse Impact.  If this Agreement is terminated with respect to one or more countries, but not in its entirety, then this Section 18.10 shall apply for so long as both Parties are developing or commercializing Licensed Products in one or more countries.  On a [***] basis, each Party shall provide the other Party with a [***], including all [***], with respect to Licensed Products for the upcoming [***] in sufficient detail to permit the other Party to assess whether such activities could adversely affect the [***] of the Licensed Products in the countries where such Party has the right to commercialize the Licensed Products.  Further, each Party shall provide reasonable advance notice prior to [***] respect to Licensed Products.  If a Party notifies the other Party in writing, prior to the commencement of such [***], that it believes in good faith that such [***] would likely adversely impact the [***] of any Licensed Product in the countries in which the other Party has the right to commercialize Licensed Product, then the Parties shall discuss such matter in good faith and the Party planning to conduct in the [***] shall consider the other Party’s concerns in good faith.  If such first Party does not address such concerns and does not have the right to commercialize the Licensed Products in either the [***] or the [***], and the other Party has the right to commercialize the Licensed Products in the [***] and the [***], then such first Party shall not commence such [***] without the consent of such other Party, such consent not to be unreasonably withheld or delayed.

18.11.      Nektar Responsibilities.  Following termination of this Agreement (other than a Termination by AstraZeneca for Material Breach), Nektar shall comply with the applicable obligations in any agreement, [***], between AstraZeneca or its Affiliate or its Sublicensee and a Third Party pursuant to which AstraZeneca or its Affiliate or Sublicensee Controls (a) any [***] under which a license is granted pursuant to [***], (b) any [***] transferred pursuant to [***], or (c) any [***] that is transferred or to which Nektar has a [***] (such agreements, collectively, “Post-Termination Control Agreements”), [***] in any agreement that [***] (and provided that Nektar shall, based on such rejection, not have license rights to any such [***] that AstraZeneca Controls solely under the terms of such rejected agreements).  Following the effective date of such a termination, Nektar shall be responsible for any payments owed by AstraZeneca or its Affiliates or Sublicensees under any Post-Termination Control Agreement arising as a result of or in connection with any Exploitation of Licensed Products by or on behalf of Nektar or its Affiliates or licensees or sublicensees (excluding AstraZeneca and its Affiliates and Sublicensees), including in connection with its or their Exploitation of any [***] to which Nektar obtains rights under this Article 18.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

18.12.     Transition Agreement.  In the event of termination of this Agreement (other than a Termination by AstraZeneca for Material Breach), whether in its entirety, with respect to one or more countries, Nektar and AstraZeneca shall negotiate in good faith the terms and conditions of a written transition agreement (the “Transition Agreement”) pursuant to which AstraZeneca and Nektar will effectuate and coordinate a smooth and efficient transition of relevant obligations and rights to Nektar as reasonably necessary for Nektar to Exploit the Existing Reversion Products after termination of this Agreement (in its entirety or with respect to one or more country(ies)).  Such Transition Agreement shall provide that (x) in the event Nektar’s or its Affiliates’ practice of any [***] or used of any [***] would [***] to a Third Party based on such use or practice with respect to one or more Licensed Products, then Nektar may [***] from the scope of the rights granted under the Transition Agreement or Nektar shall be solely responsible for [***], (y) [***], in consideration for AstraZeneca’s investments in and funding of the Licensed Products, the transfer and assignment, or license (as applicable), of the [***] and, if applicable, the [***] and other [***] and agreements as provided below, [***] (provided that, for purposes of this Section 18.12, references to AstraZeneca in such definition shall be deemed to be references to Nektar) of each Reversion Product Exploited by or on behalf of Nektar, its Affiliates or sublicensees from the First Commercial Sale of each such Licensed Product in a country until the later to occur of (1) the [***] of such [***] in such country and (2) the expiration date in such country of the last to expire of any issued [***] that includes at least [***] (as such definition would apply if the [***] were a Licensed Patent) covering the sale or use of such [***] in such country, and (z) Nektar shall indemnify and hold harmless AstraZeneca and its Affiliates, Distributors and Sublicensees from any Losses with respect to the use of the AZ Program Data or the Exploitation of the Compound(s) or Licensed Product(s) by or on behalf of Nektar or its Affiliates, licensees or sublicensees pursuant to Article 14 (or a substantially equivalent provision) and any such AZ Program Data shall be subject to the confidentiality obligations at least as restrictive as those set forth in Article 11.  If, despite such efforts, the Parties are unable to do so within [***] from the effective date of the termination, either Party may refer the dispute for resolution by expedited arbitration in accordance with Section 19.3.

(a)        Grant-Back Patents.  AstraZeneca automatically grants to Nektar, effective as of the effective date of any termination of this Agreement, whether in its entirety, or with respect to one or more countries (other than a Termination by AstraZeneca for Material Breach), [***] under any Grant-Back Patents to Exploit all Reversion Products (in the event of such a termination of this Agreement with respect to one or more countries, solely with respect to the countries for which this Agreement has been terminated).  For the avoidance of doubt, the rights granted to Nektar will be restricted solely to the Reversion Products, and AstraZeneca does not grant by such license any rights whatsoever to any other products or to any intellectual property rights other than to the Grant-Back Patents as set forth above.  For purposes of this Section 18.12, “Grant-Back Patents” means any and all Patents Controlled by AstraZeneca or its Affiliates or Sublicensees (but in the case of Patents Controlled by a Sublicensee, solely if AstraZeneca is able, using commercially reasonable efforts and without any payment unless such payment is paid by Nektar, to obtain Control of such Patents from such Sublicensee) covering inventions and technology necessary to Exploit the Existing Reversion Products that are in [***] or that are being [***] as of the effective date of any termination of this Agreement with respect to such countries or, in the case of termination of this Agreements in its entirety, with respect to all countries in the Territory, and that, as of such termination, [***].

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        AZ Program Data.  In the event of termination of this Agreement, whether in its entirety, with respect to one or more countries, other than Termination by AstraZeneca for Material Breach, AstraZeneca shall transfer and provide to Nektar, promptly after such termination, with copies of any and all AZ Program Data (in the case of a termination of this Agreement with respect to one or more countries, solely to the extent relevant to the Terminated Countries).  Following such termination, Nektar shall have the rights to use such AZ Program Data at Nektar’s discretion on a non-exclusive basis, but only to the extent [***] to enable Nektar (or its Affiliate or licensee with respect to the Licensed Products) to continue development and commercialization and other Exploitation of Licensed Products (in the event of termination of this Agreement with respect to one or more countries, solely with respect to Terminated Countries), including use in development and regulatory filings and in marketing and selling Licensed Products.  Nektar may transfer or license such use rights to its Affiliates and licensees with respect to the Reversion Products.

(c)        Regulatory Documentation.  In the event of termination of this Agreement, whether in its entirety, or with respect to one or more countries, other than Termination by AstraZeneca for Material Breach, AstraZeneca shall, to the extent permitted under Applicable Law (and except to the extent any such Regulatory Documentation is required by AstraZeneca with respect to one or more countries where AstraZeneca’s rights have not been terminated), promptly transfer and assign to Nektar any and all right, title, and interest in any and all Health Registration Approvals obtained for Existing Reversion Products in the Terminated Countries and all applications therefor and all other Regulatory Documentation specifically related to  such Existing Reversion Products in such Terminated Countries (or, in the event of termination of this Agreement in its entirety, all Health Registration Approvals and all Regulatory Documentation obtained or submitted by AstraZeneca or any of its Affiliates for Existing Reversion Products and all other Regulatory Documentation originally assigned by Nektar to AstraZeneca under Section 4.9 or other provisions of this Agreement).  With respect to such transferred Health Registration Approvals and Regulatory Documentation, AstraZeneca will submit to the applicable Health Authorities, within [***] days after the effective date of such termination, a letter (with a copy to Nektar) notifying such Health Authorities of such transfer.  In the event of termination of this Agreement with respect to one or more countries (but not in its entirety), AstraZeneca shall retain a right of reference under all such Health Registration Approvals and other Regulatory Documentation as necessary or reasonably useful for AstraZeneca to Exploit Licensed Products in the country or countries in respect of which the Agreement has not been terminated (and to exercise its retained rights and licenses under Section 18.6(b)(i)).

(d)        Contracts.  In the event of termination of this Agreement, whether in its entirety, or with respect to one or more countries, other than Termination by AstraZeneca for Material Breach, AstraZeneca shall assign (or cause its Affiliates to assign) to Nektar, if requested by Nektar, and Nektar will have the right, but not the obligation, to assume, all agreements with Third Parties with respect to the Exploitation of Existing Reversion Products, including the conduct of clinical trials for any Existing Reversion Product, including agreements with contract research organizations, clinical sites and investigators, that relate to clinical trials in support of Health Registration Approvals, manufacturing agreements, distribution agreements, and the like, for the country or countries (or, if applicable, the Territory) with respect to which this Agreement is terminated, unless such agreement (i) prohibits such assignment, (ii) covers activities other than those relating to the Existing Reversion Products or (iii) covers development or other activities relating to the Existing Reversion Products intended for sale or distribution in one or more Non-Terminated Countries (in which cases, (i)–(iii), if requested by Nektar, AstraZeneca shall cooperate with Nektar in all reasonable respects to facilitate the execution of a new agreement between Nektar and the applicable Third Party).

EXECUTION VERSION

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18.13.     No Other Obligations.  In the event of termination of this Agreement for any reason, AstraZeneca shall not be obligated to provide Nektar with any intellectual property or other rights or services other than that which is explicitly provided for under this Article 18.

18.14.     Unauthorized Sales.  If this Agreement has not been terminated in its entirety, if either Party has the right to Exploit Licensed Products in one or more countries, to the extent permitted by Applicable Law, such Party:  (a) shall, and shall cause its Affiliates, distributors and (sub)licensees to, distribute, market, promote, offer for sale, and sell Licensed Products only in such countries, and (b) shall not, and shall not permit its Affiliates, distributors and (sub)licensees to, distribute, market, promote, offer for sale or sell Licensed Products directly or indirectly (other than pursuant to the rights granted pursuant to Section 18.6(b)(i)) (i) to any Person outside such countries or (ii) to any Person inside such countries if such Party is aware that such Person (A) is reasonably likely to directly or indirectly distribute, market, promote, offer for sale or sell Licensed Products outside such countries (and into one or more countries with respect to which the other Party has the right to commercialize the Licensed Products) or assist another Person to do so, or (B) has a demonstrated pattern of directly or indirectly distributing, marketing, promoting, offering for sale or selling Licensed Products outside such countries  (and into one or more countries with respect to which the other Party has the right to commercialize the Licensed Products) or assisting one or more other Third Parties to do so.

18.15.     Remedies.  Termination or expiration of this Agreement by a Party shall in no way affect or limit such Party’s right to claim against the other Party for any damages arising out of a breach of this Agreement.

18.16.     Accrued Rights; Surviving Obligations.

(a)        Accrued Rights; Survival Following Termination.  The expiration or termination of this Agreement shall not relieve the Parties from performing any obligations accrued under this Agreement prior to, or exercising any of its rights hereunder with respect to any breach by the other Party of the Agreement occurring prior to, the date this Agreement expires or terminates (including the obligation to make payments accrued as of the effective date of such expiration or termination but not yet paid).  Each Party’s rights and obligations under Sections 6.10(c), 6.10(d), 7.14, 7.15, 7.16, 7.17, 7.18, 7.19, 10.4 (solely with respect to Licensed Products sold by or on behalf of AstraZeneca, its Affiliates and Sublicensees), 13.3, 18.6, 18.8, 18.9, 18.11 through 18.13, 18.15, 18.18, 20.1, 21.1, and this Section 18.16 and Articles 9 (excluding Section 9.3), 11 (excluding Section 11.1, and survival solely for the period set forth in Section 11.2), 14 (excluding Section 14.6), 15 (solely with respect to the Joint Patents), 19, 20, and 22 shall survive the termination of this Agreement in its entirety.  In the event of a termination of this Agreement with respect to one or more Terminated Countries, but not in its entirety, following such termination (a) the foregoing provisions of this Agreement shall remain in effect with respect to the Terminated Countries, and (b) the other provisions of this Agreement shall remain in effect with respect to the Terminated Countries solely to the extent set forth in this Article 18.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(b)        Survival Following Expiration.  If this Agreement expires, pursuant to Section 18.2(a), all of each Party’s obligations shall terminate.  Each Party’s rights and obligations under Sections 7.14, 7.15, 7.16, 7.17, 7.18, 7.19, 13.3, 18.15, 18.18, 21.1, and this Section 18.16 and Articles 4 (but subject to Section 4.7), 9 (excluding Section 9.3), 10 (but in the case of Section 10.2 and 10.4, solely with respect to Licensed Products sold by or on behalf of AstraZeneca, its Affiliates and Sublicensees), 11 (excluding Section 11.1, and survival solely for the period set forth in Section 11.2), 12 (solely with respect to Licensed Products sold by or on behalf of AstraZeneca, its Affiliates and Sublicensees), 14 (excluding Section 14.6), 15 (solely with respect to the Joint Patents), 19, 20, and 22 shall survive the expiration of this Agreement.

(c)        Work-in-Progress.  Upon termination of this Agreement, whether in its entirety, with respect to one or more countries AstraZeneca, its Affiliates and Sublicensees shall be entitled to finish any work-in-progress and to sell in the Terminated Countries any inventory of Licensed Products that remain on hand as of the effective date of such termination, provided that AstraZeneca pays Nektar the royalties applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement.

(d)        Sublicenses.  In the case of a Termination by Nektar for Material Breach or a termination by Nektar pursuant to Section 18.17, all sublicenses granted by AstraZeneca to Sublicensees shall survive termination of this Agreement (provided that such Sublicensee is in good standing under its sublicense agreement as of the effective date of such termination and the [***], and Nektar shall assume all such sublicense agreements as the licensor thereunder in accordance with the terms of such sublicense agreement, provided that Nektar shall not be required to assume any obligations in such sublicense agreement that are greater in scope than those set forth in this Agreement, unless Nektar otherwise agrees in writing.  In all other cases, all sublicenses granted by AstraZeneca to Sublicensees shall terminate upon termination of this Agreement, unless Nektar otherwise agrees in writing.

18.17.     Termination Upon Bankruptcy.  A Party shall be deemed a “Debtor” under this Agreement if, at time during the Term (a) a case is commenced by or against such Party under the Bankruptcy Code, (b) such Party files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (c) such Party assigns all or a substantially all of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for such Party’s business, or (e) substantially all of such Party’s business is subject to attachment or similar process; provided, however, that in the case of any involuntary case under the Bankruptcy Code, such Party shall not be deemed a Debtor if the case is dismissed within [***] after the commencement thereof.  In the event that such Party is deemed a Debtor, the other Party may terminate this Agreement by providing written notice to the Debtor.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

18.18.     Bankruptcy.  The Parties agree that all rights, powers and remedies of a Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code.

(a)        Rights in Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by Nektar, or by AstraZeneca, including under Articles 4 and 18, are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States (“IP”).  The Parties agree that a Party, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any other provisions of Applicable Law outside the United States that provide similar protection for IP.  The other Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) hereby grants to such Party and its Affiliates a right to obtain possession of and to benefit from a complete duplicate of (or complete access to, as appropriate) any IP and all Embodiments of Intellectual Property held by the other Party or such successors and assigns, or otherwise available to them, which, if not already in such Party’s possession, shall be promptly delivered to such Party upon written request therefor.  The term Embodiments of Intellectual Property includes all tangible, electronic or other embodiments of rights and licenses hereunder, including all Licensed Products, all Regulatory Documentation and rights of reference therein, and all Information related to Licensed Products, Compounds, Licensed Patents, Licensed Know-How, or Intellectual Property Rights.  The other Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) shall not interfere with the exercise by such Party or its Affiliates of rights and licenses to IP and Embodiments of Intellectual Property Licensed hereunder in accordance with this Agreement and agrees to assist such Party and its Affiliates to obtain the IP and Embodiments of Intellectual Property in the possession or control of Third Parties as reasonably necessary or desirable for such Party or its Affiliates to exercise such rights and licenses in accordance with this Agreement.  Whenever the other Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) provides to such Party, pursuant to this Section 18.18(a), any of the IP or any Embodiments of Intellectual Property Licensed hereunder in accordance with this Agreement, such Party shall have the right to perform the obligations of the other Party hereunder with respect to such IP and Embodiments of Intellectual Property, but neither such provision nor such performance by such Party shall release the other Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) from liability resulting from any rejection of the license or the failure to perform such obligations.

(b)        Treatment of Milestone Payments.  The Parties hereto acknowledge and agree that payments made under Section 7.1 do not constitute royalties within the meaning of U.S. Bankruptcy Code §365(n) or relate to licenses of intellectual property hereunder.

EXECUTION VERSION

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(c)        Additional Rights.  The Parties agree that they intend the following rights to extend to the maximum extent permitted by law, and to be enforceable under Bankruptcy Code Section 365(n):  (i) the right of access to any IP and Embodiments of Intellectual Property of Nektar, or any Third Party with whom Nektar contracts to perform an obligation of Nektar under this Agreement, and, in the case of the Third Party, which is necessary for the development, Manufacture, commercialization and use of Licensed Products or Compounds; and (ii) the right to contract directly with any Third Party to complete the contracted work.

19.          Dispute Resolution

19.1.       Executive Escalation.  If a dispute, other than a dispute that is subject to Article 3, arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (a “Dispute”), then either Party shall have the right to refer such dispute to the Executives who shall confer within [***] after such dispute was first referred to them to attempt to resolve the Dispute by good faith negotiations.  Any final decision mutually agreed to by the Executives in writing shall be conclusive and binding on the Parties.  Except for matters for which this Agreement assigns decision-making to the Parties or a Committee or requires the consent of one or both of the Parties, if such Executives are not able to agree on the resolution of an issue within [***] days after such issue was first referred to them, either Party may, by written notice to the other Party, initiate arbitration for resolution of such Dispute pursuant to Section 19.2, provided that such matter is a Legal Matter.  Notwithstanding the foregoing, disputes arising on issues within the jurisdiction of the Committees shall be resolved in accordance with the procedures set forth in Article 3.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

19.2.        Arbitration, Generally.  Any Dispute which is a Legal Matter and which is not expressly designated under this Agreement to be submitted to arbitration pursuant to Section 19.3 or 19.4 shall be resolved by binding arbitration before the American Arbitration Association (AAA) pursuant to AAA’s Commercial Arbitration Rules (or the AAA International Arbitration Rules, if recommended under the AAA guidelines), as such rules may be modified by this Article 19 or by agreement of the Parties.  The arbitration shall be conducted before a panel of [***] arbitrators (the “Panel”).  The Parties shall each select a single independent, conflict-free arbitrator not affiliated with either Party, who has appropriate experience in the biotech and pharmaceutical industry involving pharmaceutical products and with dispute resolution to resolve the matter in dispute, which individual shall not be or have been at any time an Affiliate, employee, consultant, officer or director of either Party or any of their respective Affiliates.  Each of the Party-selected arbitrators shall select a third arbitrator who shall meet the criteria set forth in the immediately preceding sentence.  If a Party fails to designate a Party-selected arbitrator within [***] after submission to arbitration or the Party-selected arbitrators are unable to reach agreement on the selection of the third arbitrator within [***] after selection of the Party-selected arbitrators, then either or both Parties may [***] request the AAA to select such arbitrator (or arbitrators, as applicable) with the requisite independence, experience and expertise.  The place of arbitration shall be, (a) San Francisco, California, if arbitration is initiated by AstraZeneca and (b) Wilmington, Delaware, if arbitration is initiated by Nektar.  All proceedings and communications shall be in English.  The Parties agree that discovery appropriate to the issues in the Dispute shall be permitted in the arbitration, including reasonable document requests, pre-hearing exchanges of information, expert witness disclosures, limited depositions of important witnesses and other appropriate discovery, provided that such discovery shall be limited to the narrower of (x) the scope of discovery agreed to by the Parties, or if none can be agreed, established by the Panel, and (y) such discovery as would be permitted by the Federal Rules of Civil Procedure Interpretation.  The arbitration shall be governed by the procedural and substantive law set forth in Article 20.  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1-16 to the exclusion of any inconsistent state laws.  Either Party may apply to the Panel for interim injunctive relief or may seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the matter pursuant to this Article 19.  The Parties shall have the right to be represented by counsel.  Any judgment or award rendered by the Panel shall be final and binding on the Parties, and shall be governed by the terms and conditions hereof, including the limitation on damages set forth in Section 14.5.  The Parties agree that such a judgment or award may be enforced in any court of competent jurisdiction.  The statute of limitations of the State of New York applicable to the commencement of a lawsuit shall apply to the commencement of arbitration under this Article 19.  Each Party shall bear its own costs and expenses and attorneys’ fees in the arbitration, except that in the event that the Party initiating arbitration hereunder is not the prevailing Party in the arbitration proceeding, then the Panel may order such Party to bear all or an appropriate part (reflective of the relative success on the issues) of the costs and expenses and reasonable attorneys’ fees incurred by the prevailing Party based on the relative merits of each Party’s positions on the issues in the Dispute.  The Party that does not prevail in the arbitration proceeding shall pay the arbitrator’s fees and expenses and any administrative fees of arbitration.  All proceedings and decisions of the arbitrator(s) shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 11.

19.3.        Expedited Arbitration.  For any Dispute under this Agreement that is expressly designated under this Agreement to be submitted for arbitration pursuant to this Section 19.3, the provisions of Section 19.2 shall apply, except as follows:  Each Party shall prepare and submit a written summary of such Party’s position and any relevant evidence in support thereof to the Panel and to the other Party within [***] of the selection of the Panel.  Within [***] of the delivery of such summaries by the Parties, each Party shall submit a written rebuttal to the other Party’s summary.  At a hearing lasting no more than [***] and to commence no later than [***] after delivery of the written rebuttals, each Party shall have an opportunity to submit evidence and argue for its position before the Panel, subject to reasonable time limitations to be determined by the Panel.  The Panel shall issue a reasoned award with respect to the matter in dispute within [***] following conclusion of the hearing.

19.4.        Baseball Arbitration.  For any dispute under this Agreement that is expressly designated under this Agreement to be submitted for arbitration pursuant to this Section 19.4, the provisions of Section 19.2 shall apply, except as follows:

EXECUTION VERSION

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)        The Party invoking baseball-style arbitration under this Section 19.4 shall so notify the other Party in writing.  The notice shall contain a list of all issues (of those that are expressly designated under this Agreement to be submitted to arbitration pursuant to this Section 19.4) the Party proposes to submit to arbitration.  Within [***] after receipt of any such notice, the Party receiving the notice shall promptly notify the initiating Party of any additional issues within the scope of issues that may be submitted to arbitration pursuant to this Section 19.4 that the receiving Party intends to include in the arbitration.  The issues listed in the notice and in such reply will be the only issues submitted to such arbitration.

(b)        In the case of a dispute with respect to the [***], the arbitrators on the Panel shall each have sufficient experience with respect to the commercial manufacture and supply of pharmaceutical products (including in agreements covering such manufacturing relationships) to resolve the applicable dispute.

(c)        If a Party does not designate such a Party-selected arbitrator (or with respect to disputes other than with respect to the [***], an arbitrator as described in 19.2) within [***] after submission to arbitration or if the Party-selected arbitrators are not able to agree on a third arbitrator within [***] after selection of the Party-selected arbitrators, then either or both Parties may [***] request the AAA to select such arbitrator(s).

(d)        Within [***] after the designation of the Panel, the Parties shall each simultaneously submit to the arbitrator(s) and one another in writing a proposal that contains that Party’s “final best offer” as to the matter that is the subject of the Dispute.  In the case of disputes with respect to the [***], the Parties shall submit a proposed form [***] and written summary of the issues on which the Parties disagree and the negotiating history with respect thereto.  If a Party fails to submit a proposal within such timeframe, then the proposal of the submitting Party shall prevail.  Each Party shall have [***] from receipt of the other Party’s submission to submit a written response to such summary and at a hearing to take place on no more than [***] and to commence no later than [***] after submission of the written, responses, each Party shall have a reasonable period of time to be determined by the Panel (which period of time shall be sufficient for the Panel to fully understand the proposals and the relative merits thereof) to argue for its proposal before the Panel.  To the extent permitted by the AAA’s Commercial Arbitration Rules the arbitrator(s) shall have the right to meet with the Parties, either alone or together, as necessary to make a determination.

(e)        The Panel shall, within [***] after the submission of the responses, or such longer period as the Parties may agree, select the single proposal that, in the determination of the Panel, as a whole is the most consistent with the requirements of this Agreement and is the most fair and reasonable to the Parties in light of the totality of the circumstances and the terms of this Agreement.  At any time prior to the determination, either Party may accept the other Party’s position on any unresolved issue.  The Parties shall inform the Panel of such accepted position and in such event such position will be deemed part of the final agreement and no longer subject to arbitration.

EXECUTION VERSION

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(f)        In the case of disputes with respect to the [***], the arbitrator’s decision shall take into account customary and commercially reasonable industry practices for suppliers and purchasers of similar products.  The selected form [***] shall be deemed to be immediately effective and shall be promptly executed by the Parties.  Such [***] shall include, and the arbitrator shall not have the authority to change (unless otherwise expressly agreed in writing by the Parties), the prices and the terms as set forth in 8.2(c).

20.          Governing Law, Jurisdiction, Venue and Service

20.1.       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

20.2.       Jurisdiction.  Subject to Section 22.9 and Article 19, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts located in the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.  The Parties irrevocably and unconditionally waive their right to a jury trial.

20.3.       Venue.  The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

20.4.       Service.  Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 22.3 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

21.          Assignment and Change of Control

21.1.        Assignment.  Neither Party may assign its rights or delegate its obligations under this Agreement, in whole or in part, without the prior written consent of the other Party, such consent not to be unreasonably withheld, except that a Party shall always have the right, without such consent, (a) to assign any or all of its rights and delegate any or all of its obligations hereunder to any of its Affiliates, provided, however, that such assigning Party shall remain responsible for full performance of such assigned obligations, or (b) to its successor in interest (whether by merger, acquisition, asset purchase, or otherwise) to, in the case of Nektar as the assigning Party, all or substantially all of the business of Nektar and its Affiliates, and in the case of AstraZeneca as the assigning Party, all or substantially all of the business of AstraZeneca and its Affiliates to which this Agreement relates; provided that such assigning Party shall provide written notice to the other Party within [***] after such assignment or delegation to any Third Party, and the assignee shall undertake in writing to the other Party to perform all obligations of assigning Party under this Agreement.  Notwithstanding the forgoing, in the case of Nektar as the assigning Party, (i) until the [***], any permitted successor of Nektar shall have [***] and (ii) any permitted successor of Nektar in a transaction closing before the date [***] after the Effective Date shall have (or shall preserve at Nektar) [***] as of the Effective Date.  Any permitted successor of a Party or any permitted assignee of all of a Party’s rights under this Agreement that has also assumed all of such Party’s obligations hereunder in writing shall, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for the assigning Party, whereupon the assigning Party shall cease to be a party to this Agreement and shall cease to have any rights or obligations under this Agreement.  All validly assigned rights of a Party shall inure to the benefit of and be enforceable by, and all validly delegated obligations of such Party shall be binding on and be enforceable against, the permitted successors and assigns of such Party.  Any attempted assignment or delegation in violation of this Section 21.1 shall be void.  Notwithstanding any other provision of this Section 21.1, the terms of this Agreement may be varied, amended or modified or this Agreement may be suspended, canceled or terminated without the consent of any assignee or delegate that is not deemed pursuant to the provisions of this Section 21.1 to have become a party to this Agreement.

21.2.        Subcontracting.  Notwithstanding Section 21.1, AstraZeneca shall have the right (i) to perform any or all of its obligations and exercise any or all of its rights hereunder pursuant to Section 4.2, 4.3 or 4.4, (ii) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates; and (iii) to subcontract its obligations hereunder to a Third Party, provided that AstraZeneca remains liable for such Third Party’s performance of such obligations.

21.3.        Nektar Change of Control.  Upon any Change of Corporate Control where Nektar is acquired by (a) [***] or (b) a Third Party that is [***] researching with the intent to [***] (or directly assisting another Person to commercialize) a [***] (and such Third Party does not cease permanently all such activities within [***] of such acquisition), then (i) all of Nektar’s rights to receive reports and information under this Agreement (including reports and information required to be delivered pursuant to Section 6.8) shall terminate, except with respect to royalty reports under Section 7.12 and audit rights under Section 7.14(b) and (ii) all Committees and the Patent Working Group shall be terminated, and notwithstanding Article 3, AstraZeneca shall have the sole right to make all decisions previously in the jurisdiction of any Committee, including decisions relating to the development and commercialization of Licensed Products without consultation with Nektar.  Decision-making with respect to matters previously in the jurisdiction of the Patent Working Group shall continue [***], but without any obligation to coordinate or keep the other Party informed through the Patent Working Group.  Nektar shall provide AstraZeneca with [***] prior written notice of such Change of Corporate Control.

EXECUTION VERSION

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

21.4.       Obligations of Acquiror of a Party.  Notwithstanding anything in this Agreement to the contrary, if a Party (the “Subject Party”) merges or consolidates with, or acquires or is acquired by, a Third Party that is [***] in any country (but not including, for clarity, an [***] limited to Intellectual Property Rights), (a) the Patents or Intellectual Property Rights owned or otherwise Controlled, as of the effective date of the transaction, by any counterparty with respect to the transaction (the “Counterparty”) (or the Counterparty’s Affiliate, which Affiliate is not an Affiliate of the Subject Party immediately prior to the closing of such transaction(s) (“Counterparty Affiliate”)) shall not become subject to the license grants, assignments, reports, disclosures and other requirements of this Agreement, and (b) the Counterparty and the Counterparty Affiliates shall not become subject to the covenants in Section 4.5(c) (but, for clarity, the Subject Party and its Affiliates (other than the Counterparty and any Counterparty Affiliate), and its and their successors, shall remain subject to such covenants); provided, in each case, ((a) and (b)), that neither the Counterparty nor any Counterparty Affiliate (i) receives or otherwise has access to the Confidential Information of the Subject Party (and, if Nektar is the Subject Party, the Restricted Information) or (ii) practices the licenses or rights, directly or indirectly, granted to the Subject Party by the other Party hereto (whether by the grant of a sublicense or otherwise).  If any such Counterparty or Counterparty Affiliate receives or gains access to such information, or practices such licenses or rights, directly or indirectly, then (x) the Patents or Intellectual Property Rights of such Counterparty or Counterparty Affiliate shall become automatically subject to the license grants, assignments, reports, disclosures, and other requirements of this Agreement, and (y) the Counterparty and the Counterparty Affiliates shall become subject to the covenants in Section 4.5(c).  For clarity, this Section 21.4 shall apply solely in the case in which the Subject Party maintains a separate corporate existence from the Counterparty and the Counterparty Affiliates.

21.5.       [***]. Notwithstanding Section 4.5(c), if [***], or [***], that is researching, developing, or commercializing a [***] in any country(ies), or acquires assets that include the business of researching, developing, or commercializing a [***] in any country(ies), then the continuing research, development, or commercialization of such Competing Product in such country(ies) by the Party or its Affiliates following such transaction shall not constitute a breach of Section 4.5(c) (without limitation of any other exception from the application of Section 4.5(c) set forth in Section 21.4) during the applicable period in which Section 4.5(c) is applicable (the “Prohibition Period”), provided that the affected Party within [***] after the date of such transaction notifies the other Party that it intends to:

(a)        refrain from, and cause any relevant Affiliate to refrain from, [***] in such country(ies) within [***] in compliance with Applicable Law during the Prohibition Period;

EXECUTION VERSION

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(b)        [***] or cause its relevant Affiliate to [***] in the applicable country(ies) within [***] (or for such longer period as the Party is actively engaged in [***] to divest such [***]), it being agreed by the Parties that:  (i) the [***] Party shall be entitled to receive fees, milestones and royalties on sales of any [***] through license, to Manufacture such [***] for the acquiror or licensee of the Competing Product, and to provide technology transfer, transition services and other support in connection with the sale or license; and (ii) the [***] Party shall have the right to take back rights to the [***] in the applicable country(ies) (A) at any time following the Prohibition Period, or (B) at any other time in the event of a breach of any license granted by such Party as its means of [***] its interest in such [***] by the licensee, in which event under clause (B) the [***] Party shall be required again to [***] such program or, if applicable, terminate this Agreement pursuant to this Section 21.5).

If the Party undergoing such transaction fails to provide such notice within such [***] period or fails to carry out the designated actions within the time periods set out above or such longer period as the Parties may otherwise agree in writing, then, as applicable, such Party shall be deemed to be in breach of Section 4.5(c) to the extent would be the case without application of this Section 21.5, and as of the day such transaction was consummated.

22.          Miscellaneous

22.1.       Force Majeure.

(a)        In this Agreement, “Force Majeure” means an event which is beyond a non-performing Party’s reasonable control, including an act of God, act of the other Party, strike, lock-out or other industrial/labor disputes (whether involving the workforce of the Party so prevented or of any other Person), war, riot, civil commotion, terrorist act, malicious damage, epidemic, quarantine, fire, flood, storm, natural disaster or compliance with any law or governmental order, rule, regulation or direction (including changes in the requirements of the Health Authorities), whether or not it is later held to be invalid.

(b)        The Force Majeure Party shall, within thirty (30) days of the occurrence of a Force Majeure event, give notice in writing to the other Party specifying the nature and extent of the event of Force Majeure, its anticipated duration and any action being taken to avoid or minimize its effect.  Subject to providing such notice and to Section 22.1(a), the Force Majeure Party shall not be liable for delay in performance or for non-performance of its obligations under this Agreement, in whole or in part, nor shall the other Party have the right to terminate this Agreement, except as otherwise provided in this Agreement, where non-performance or delay in performance has resulted from an event of Force Majeure.  The suspension of performance allowed hereunder shall be of no greater scope and no longer duration than is reasonably required.

(c)        The Force Majeure Party shall use reasonable endeavors, without being obligated to incur any expenditure or cost, to (i) bring the Force Majeure event to a close or (ii) find a solution by which the Agreement may be performed despite the continuation of the event of Force Majeure.

EXECUTION VERSION

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Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

22.2.       Severability. To the fullest extent permitted by Applicable Law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement.  To the fullest extent permitted by Applicable Law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect, and the Parties shall use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

22.3.       Notices.

(a)        Notice Requirements.  Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 22.3(b) or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 22.3.  Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second business day (at the place of delivery) after deposit with an internationally recognized overnight delivery service.  Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter.  This Section 22.3 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

(b)        Address for Notice.

[***]

22.4.       Relationship of the Parties. The status of a Party under this Agreement shall be that of an independent contractor.  Nothing contained in this Agreement shall be construed as creating a partnership, joint venture or agency relationship between the Parties or, except as otherwise expressly provided in this Agreement, as granting either Party the authority to bind or contract any obligation in the name of or on the account of the other Party or to make any statements, representations, warranties or commitments on behalf of the other Party.  All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

22.5.       Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement.  This Agreement supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement.  Nektar shall, and AstraZeneca shall cause its applicable Affiliate to, terminate the Confidentiality Agreement effective as of the Effective Date and to agree that any surviving obligations thereunder are superseded by this Agreement.  Each Party confirms that it is not relying on any statements, representations, warranties or covenants of any person (whether a Party to this Agreement or not) except as specifically set out in this Agreement.  Nothing in this Agreement is intended to limit or exclude any liability for fraud.  All Schedules and Exhibits referred to in this Agreement are intended to be and are hereby specifically incorporated into and made a part of this Agreement.  In the event of any inconsistency between any such Schedules or Exhibits and this Agreement, the terms of this Agreement shall govern.

EXECUTION VERSION

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

22.6.        English Language. This Agreement is written and executed in the English language.  Any translation into any other language shall not be an official version of this Agreement and in the event of any conflict in interpretation between the English version and such translation, the English version shall prevail.

22.7.        Amendment. Any amendment or modification of this Agreement must be in writing and signed by authorized representatives of both Parties.

22.8.        Waiver and Non-Exclusion of Remedies. A Party’s failure to enforce, at any time or for any period of time, any provision of this Agreement, or to exercise any right or remedy shall not constitute a waiver of that provision, right or remedy or prevent such Party from enforcing any or all provisions of this Agreement and exercising any rights or remedies.  To be effective any waiver must be in writing.  The rights and remedies provided herein are cumulative and, except as expressly provided in Article 18 and elsewhere in this Agreement, do not exclude any other right or remedy provided by law or otherwise available, except as expressly set forth herein.

22.9.        Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 4.5(c) and Article 11 of this Agreement are reasonable and necessary to protect the legitimate interests of the other Party, and that the other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of Section 4.5(c) and Article 11 will result in irreparable injury to the other Party for which may be no adequate remedy at law.  In the event of a breach or threatened breach of any provision of Section 4.5(c) and Article 11 by a Party, the other Party shall be authorized and entitled to seek to obtain from any court of competent jurisdiction equitable relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such other Party may be entitled in law or equity.  Nothing in this Section 22.9 is intended, or should be construed, to limit a Party’s rights to equitable relief or any other remedy for a breach of any other provision of this Agreement.

22.10.      Further Assurance. Each Party shall perform all further acts and things and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.

22.11.      Expenses. Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

EXECUTION VERSION

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

22.12.      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Agreement delivered by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) shall be as effective as an original executed signature page.

[Signature Page Follows]

EXECUTION VERSION

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

SIGNED for and on behalf of ASTRAZENECA AB (publ)		SIGNED for and on behalf of NEKTAR THERAPEUTICS

Signature		Signature

Name:	[***]	Name:	[***]
Title:	Authorised Signatory	Title:	[***]

License Agreement with Nektar Therapeutics